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UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-4815

Ultra Series Fund

(Exact name of registrant as specified in charter)

550 Science Drive, Madison, WI 53711

(Address of principal executive offices)(Zip code)

Steven J. Fredricks

Madison Legal and Compliance Department

550 Science Drive

Madison, WI 53711

(Name and address of agent for service)

Registrant’s telephone number, including area code: 608-274-0300

Date of fiscal year end: December 31

Date of reporting period: December 31, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Certified Financial Statement

Conservative Allocation Fund
Moderate Allocation Fund
Aggressive Allocation Fund
Core Bond Fund
High Income Fund
Diversified Income Fund
Large Cap Value Fund
Large Cap Growth Fund
Mid Cap Fund
International Stock Fund
Madison Target Retirement 2020 Fund
Madison Target Retirement 2030 Fund
Madison Target Retirement 2040 Fund
Madison Target Retirement 2050 Fund

Ultra Series Fund | December 31, 2021

Table of Contents

Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. Nondeposit investment products are not federally insured, involve investment risk, may lose value and are not obligations of or guaranteed by any financial institution. For more complete information about Ultra Series Fund, including charges and expenses, request a prospectus from your financial advisor or from CMFG Life Insurance Company, 2000 Heritage Way, Waverly, IA 50677. Consider the investment objectives, risks, and charges and expenses of any fund carefully before investing. The prospectus contains this and other information about the investment company. For more current Ultra Series Fund performance information, please call 1-800-SEC-0330. Current performance may be lower or higher than the performance data quoted within this report. Past performance does not guarantee future results. Nothing in this report represents a recommendation of a security by the investment adviser. Portfolio holdings may have changed since the date of this report.

Ultra Series Fund | December 31, 2021

Management’s Discussion of Fund Performance (unaudited)

PERIOD IN REVIEW

The year of 2021 put an exclamation mark on a truly remarkable three-year run for U.S. stocks. Primed by the vaccine developments of late 2020, then boosted by massive additional fiscal stimulus measures and excessively easy monetary policy, investors parlayed a monumental earnings recovery into a 28.7% return for the S&P 500® Index, for the year ended December 31, 2021. This U.S. stock index also has returned a staggering 26.1% annually since the conclusion of 2018. Within U.S. large cap stocks, investors favored more volatile and cyclical companies as evidenced by the 41% return on the S&P 500® High Beta Index and outperformance of the Energy and Financial sectors. International stocks experienced much more modest gains as the MSCI ACWI ex-US Index posted a 7.8% gain for the year ended December 31, 2021. Foreign markets were held back by the underperformance of emerging markets, most notably China, which declined -22%. Whereas U.S. policy makers stomped both feet on the gas in terms of fiscal and monetary policy, China remained unwavering in addressing their debt excesses of the past cycle and kept two feet firmly on the policy brakes. Facing stiff headwinds from increasing interest rates and inflation expectations, bond markets finished the year underwater as the Bloomberg U.S. Aggregate Bond Index fell -1.5%. Much like stocks, riskier securities experienced better returns with corporate bonds outperforming U.S. Treasuries.

Underneath the surface of the overall outsized advance was a back-and-forth battle of leadership between economically sensitive reflation beneficiaries and the big growth stocks that have dominated for the past decade. Initially the U.S. equity market was led higher by the cyclical/reopening driven inertia generated from the late 2020 vaccine news and massive stimulus announcements. Value leaning sectors like Energy and Financials, as well as higher beta and smaller cap stocks outperformed their growth and large cap counterparts. Interest rates and inflation expectations rose as investors priced in an explosive scenario for economic growth.

However, by mid-March the environment changed as value and small cap stocks began to underperform growth and large caps. The emergence of the Delta variant further tempered investor enthusiasm for value and cyclical stocks, and by year’s end, large cap growth and technology stocks were once again the best performers. Reversals in fortune were not limited to stocks. The U.S. bond market experienced one of the worst starts to a year in history. From year-end 2020 to March 31, 2021, the interest rate on the U.S. 10-Year Treasury Note rose from 0.9% to 1.75%, resulting in a -3.4% return on the benchmark Bloomberg U.S. Aggregate Bond Index. Over the next nine months, the 10-year yield reverted back below 1.2% in August before finishing the year at 1.5%, and the index returned a much more favorable 1.9%.

Inflation dominated the headlines throughout the period. The increases in interest rates and the outperformance of reflation beneficiaries in the stock market indicated that investors were preparing for a big uptick in the Consumer Price Index (CPI). The upturn arrived in mid-May with a reported 4.2% year-over-year rise in headline CPI. Big gains were to be expected given the very low CPI readings during the economic shutdowns and quarantines in the spring of 2020. However, the readings continued to march higher and higher, reaching a near 40-year high of 7% year-over-year in December.

The relentless price increases have eroded consumer confidence and negatively impacted the profitability of industrial manufacturing companies. In response the Federal Reserve was forced out of their “transitory” narrative and the central bank’s December dot plot reflected two additional 2022 interest rate increases. Estimates on the street are anywhere from three to seven rate hikes in 2022 as of this writing.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Since bottoming in late March 2020, the S&P 500 Index has increased by 119%. This performance in relation to a much lower, though very impressive, recovery in earnings has placed the index valuation near historical highs. These high valuations are likely to act as a headwind on future equity returns. Overall, the U.S. economy remains in good shape, however the set-up for 2022 is the polar opposite of 2021. There is no fiscal stimulus on the horizon and consumers are losing purchasing power to inflation. The Federal Reserve is removing liquidity and set to begin raising interest rates. We believe the rewards of unbridled risk-taking have likely peaked and that investors will be rewarded by being more discerning moving forward.

ALLOCATION FUNDS

The Ultra Series Conservative Allocation, Moderate Allocation and Aggressive Allocation Funds (collectively, the “Target Allocation Funds”) invest primarily in shares of registered investment companies (the “Underlying Funds”). The Target Allocation Funds are diversified among a number of asset classes and their allocation among Underlying Funds is based on an asset allocation model developed by Madison Asset Management, LLC (“Madison”), the Funds’ investment adviser. The team may use multiple analytical approaches to determine the appropriate asset allocation, including:

•  Asset allocation optimization analysis - considers the degree to which returns in different asset classes do or do not move together, and the Funds’ aim to achieve a favorable overall risk profile for any targeted portfolio return.

•  Scenario analysis - historical and expected return data is analyzed to model how individual asset classes and combinations of asset classes would affect the Funds under different economic and market conditions.

•  Fundamental analysis - draws upon Madison’s investment teams to judge each asset class against current and forecasted market conditions. Economic, industry and security analysis is used to develop return and risk expectations that may influence asset class selection. In addition, Madison has a flexible mandate which permits the Funds, at the sole discretion of Madison, to materially reduce equity risk exposures when and if conditions are deemed to warrant such an action.

Conservative Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Conservative Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 35% equity investments and 65% fixed income investments. Underlying Funds in which the Fund invests may include funds advised by Madison and/or its affiliates, including the Madison Funds (the “Affiliated Underlying Funds”). Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

The Ultra Series Conservative Allocation Fund (Class I) returned 3.59% for the year, compared to its Custom Blended Index of 5.70%. The Fund’s Morningstar Allocation 30% to 50% Equity peer group returned 8.18%. The Fund provided a positive absolute return over the past year, however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, an overallocation to emerging Asia, gold miner stocks and underperformance from the Fund’s two largest core U.S. equity holdings.

Entering 2021 we believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally do well during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, in turn real interest rates would likely remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real interest rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and highly valued big growth stocks during the period.

On the positive side, the Fund was boosted by performance within the fixed income allocation, where results were ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to short-term corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small cap position and overweight allocation to the United Kingdom both provided boosts.

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken-down. We have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of the both the U.S. economy and monetary policy. Late in the year we added a position to U.S. small caps, which offer an attractive relative value opportunity versus historically stretched large caps. Our holdings in gold miner stocks remain, and we believe these companies offer unique value in a generally expensive stock market. The fund ended the year with a solid fourth quarter and we believe the fund is well positioned for what we believe could be a more volatile investing environment ahead.

Cumulative Performance of $10,000 Investment1,2

Average Annual Total Return (%) through December 31, 2021[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Conservative Allocation, Class I	3.59	8.60	6.59	6.00
Ultra Series Conservative Allocation, Class II	3.33	8.33	6.33	5.74
Conservative Allocation Fund Custom Index	5.70	10.91	7.89	6.75
ICE BofA US Corp, Govt & Mortg Index	-1.62	4.88	3.64	2.96

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21

Alternative Funds	1.6%
Bond Funds	62.0%
Foreign Stock Funds	6.5%
Short-Term Investments	3.2%
Stock Funds	27.1%
Net Other Assets and Liabilities	(0.4)%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Moderate Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Moderate Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including those whose shares trade on a stock exchange (exchange traded funds or “ETFs”), with target allocations over time of approximately 60% equity investments and 40% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of the Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

The Ultra Series Moderate Allocation Fund (Class I) returned 7.40% for the year, compared to its Custom Blended Index of 11.09%. The Fund’s Morningstar Allocation 50% to 70% Equity peer group returned 12.43%. The Fund provided a sizable absolute return over the past year, however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, an overallocation to emerging Asia, gold miner stocks and underperformance from the Fund’s two largest core U.S. equity holdings.

Entering 2021 we believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally do well during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, in turn real interest rates would likely remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real interest rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and highly valued big growth stocks during the period.

On the positive side, the Fund was boosted by performance within the fixed income allocation where results were ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to short-term corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small cap position and overweight allocation to the United Kingdom both provided boosts.

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken-down. We have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of the both the U.S. economy and monetary policy. Late in the year we added a position to U.S. small caps, which offer an attractive relative value opportunity versus historically stretched large caps. Our holdings in gold miner stocks remain, and we believe these companies offer

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

unique value in a generally expensive stock market. The Fund ended the year with a solid fourth quarter and we believe the Fund is well positioned for what we believe could be a more volatile investing environment ahead.

Cumulative Performance of $10,000 Investment1,2

Average Annual Total Return (%) through December 31, 2021[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Moderate Allocation, Class I	7.40	11.27	8.63	8.19
Ultra Series Moderate Allocation, Class II	7.13	11.00	8.36	7.92
Moderate Allocation Fund Custom Index	11.09	15.21	10.88	9.44
S&P 500® Index	28.71	26.07	18.47	16.55

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21

Alternative Funds	2.7%
Bond Funds	35.5%
Foreign Stock Funds	11.1%
Short-Term Investments	5.3%
Stock Funds	46.5%
Net Other Assets and Liabilities	(1.1)%

Aggressive Allocation Fund

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Aggressive Allocation Fund’s total net assets will be allocated among various asset classes and Underlying Funds, including ETFs, with target allocations over time of approximately 80% equity investments and 20% fixed income investments. Underlying Funds in which the Fund invests may include Affiliated Underlying Funds. Generally, Madison will not invest more than 75% of Fund’s net assets, at the time of purchase, in Affiliated Underlying Funds.

PERFORMANCE

The Ultra Series Aggressive Allocation Fund (Class I) returned 10.18% for the year, compared to its Custom Blended Index of 15.54%. The Fund’s Morningstar Allocation 70% to 85% Equity peer group returned 15.94%. The Fund provided a double-digit absolute return over the past year, however relative performance fell short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, an overallocation to emerging Asia, gold miner stocks and underperformance from the Fund’s two largest core U.S. equity holdings.

Entering 2021 we believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally do well during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

it, in turn real interest rates would likely remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real interest rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

Within U.S. equities, material underperformance from the Fund’s two largest core holdings was a significant factor in the Fund’s performance lag. Both positions focus on high quality, durable companies, which were generally out of favor as the market gravitated toward both low quality cyclical stocks and highly valued big growth stocks during the period.

On the positive side, the Fund was boosted by performance within the fixed income allocation where results were ahead of our bond benchmark, the Bloomberg U.S. Aggregate Bond Index, led by an overweight to short-term corporate bonds and outperformance by our core active holdings. Within equites, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks aided results. On the international equity side, our small cap position and overweight allocation to the United Kingdom both provided boosts.

In terms of positioning changes, we eliminated our holdings in emerging Asia after it became clear that China was a detriment and our thesis had broken-down. We have increased our holdings in high quality U.S. growth stocks, which we believe to be best suited for the normalization of the both the U.S. economy and monetary policy. Late in the year we added a position to U.S. small caps, which offer an attractive relative value opportunity versus historically stretched large caps. Our holdings in gold miner stocks remain, and we believe these companies offer unique value in a generally expensive stock market. The Fund ended the year with a solid fourth quarter and we believe the Fund is well positioned for what we believe could be a more volatile investing environment ahead.

Cumulative Performance of $10,000 Investment1,2

Average Annual Total Return (%) through December 31, 2021[1,2]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Aggressive Allocation, Class I	10.18	13.23	10.05	9.79
Ultra Series Aggressive Allocation, Class II	9.90	12.94	9.78	9.51
Aggressive Allocation Fund Custom Index	15.54	18.60	13.20	11.54
S&P 500® Index	28.71	26.07	18.47	16.55

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21

Alternative Funds	3.6%
Bond Funds	16.6%
Foreign Stock Funds	15.7%
Short-Term Investments	8.7%
Stock Funds	60.4%
Net Other Assets and Liabilities	(5.0)%

CORE BOND FUND

INVESTMENT STRATEGY HIGHLIGHTS

Under normal circumstances, the Ultra Series Core Bond Fund invests at least 80% of its net assets in bonds. To keep current income relatively stable and to limit share price volatility, the Fund emphasizes investment grade securities and maintains an intermediate (typically 3-7 year) average portfolio duration, with the goal of being between 85-115% of the

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

market benchmark duration. The Fund also strives to add incremental return in the portfolio by making strategic decisions relating to credit risk, sector exposure and yield curve positioning. The Fund may invest in corporate debt securities, U.S. Government debt securities, foreign government debt securities, non-rated debt securities, and asset-backed, mortgage-backed and commercial mortgage-backed securities.

PERFORMANCE

The Ultra Core Bond Fund (Class I) returned -1.58% for the year, trailing its benchmark the Bloomberg U.S. Aggregate Bond Index, which returned -1.54%. The Fund’s Morningstar Intermediate Core Bond per group returned -1.73%. The Fund was less aggressive in adding corporate bonds when compared to 2020 and overall credit risk in the Fund has been reduced. The Fund continued to add asset-backed securities and non-agency mortgage-backed securities as current yields are attractive versus Treasuries.

Recent commentary by the Federal Reserve (Fed) has made investors begin to think about a world where the economy and risk assets must sustain themselves without continued liquidity injections by policy makers. By virtually all measures, the inflation part of the Fed’s mandate has been met and with employment rapidly improving, the economy is approaching a level where accommodative policy should end. The Fed’s massive financial experiment, where they purchased over $4 trillion worth of Treasuries and agency mortgage-backed securities, equaling nearly 20% of Nominal Gross Domestic Product, is going to end sometime 2022. The path forward will be bumpy, as the world deals with COVID-19 variants and other geopolitical events, but the time for the markets to stand on its own feet has arrived.

Investors entered the year with few thinking rate hikes would begin any time before 2023. The market consensus was growth and inflation would slowly rise and the unemployment rate would gradually decrease by year-end. That tone shifted quickly during the first quarter due to expected higher fiscal stimulus post the final 2020 election results and the ten-year Treasury hit a high for year of 1.74% during the first quarter. As the year progressed, the “transitory” inflation that almost all economists expected turned out to be more permanent and has been a cause of concern for politicians and central bankers alike. Given the faster inflation and falling unemployment rate, during the September Federal Open Market Committee (FOMC) meeting, the Fed announced the first step towards policy normalization, a $15 billion per month reduction in asset purchases. However, this wasn’t enough and in December, given accelerating inflation, the Fed announced that it will increase the pace of tapering asset purchases to $30 billion per month. At this new pace, the Fed should stop bond purchases in March 2022 and most likely will increase the Fed Funds Rate soon thereafter.

For the year, the two-, five-, ten- and thirty-year Treasuries rose 61 basis points (bps), 90 bps, 60 bps and 26 bps, respectfully. The shift higher in interest rates generated a negative total return of -2.32% for the Bloomberg U.S. Treasury Index. This is a rare occurrence as a negative return on Treasuries has only occurred 4 other times since 1974.

Although interest rates have shifted significantly higher from the lows of 2020, the market implied terminal Federal Funds Rate, the highest rate before a rate cut, is much lower than where rates have ended up during the past Fed tightening cycles. Currently, the market is priced for a terminal rate of only 1.50%. This is 1% below what the latest Fed dot plots indicate and where the last rate cycle ended. If the terminal rate ends up below 2%, this would also be the first time that the rate wasn’t higher than inflation. The year-over-year change in the Consumer Price Index (CPI) for November was 6.8%, the highest level since 1982. However, implied future inflation for the next ten years, as measured by the difference between the yield on Treasury Inflation Protected Securities (TIPS) and a nominal Treasury, ended 2021 at a rate of 2.60%. To put it more succinctly, the market doesn’t believe the economy will be able to withstand enough rate hikes to create a positive real interest rate. If this were to occur, it would be the first time in modern financial history and thus bears watching as the new year begins.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

After experiencing significant outperformance during 2020, corporate bonds produced more modest performance in 2021 with the Bloomberg U.S. Corporate Bond Index returning -1.03%. Corporate bonds spreads over Treasuries tightened by 4 bps with lower-rated corporate bonds outperforming higher-rated corporate bonds. While fundamentals continue to improve, more companies are engaging in large scale acquisitions and willing to sacrifice ratings. The investment grade corporate bond index is already above 50% in BBB-rated corporates and most likely will go higher.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Core Bond, Class I	-1.58	5.13	3.55	2.61
Ultra Series Core Bond, Class II	-1.83	4.87	3.29	2.36
Bloomberg U.S. Aggregate Bond Index	-1.54	4.79	3.57	2.90

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Asset Backed Securities	4.0%
Collateralized Mortgage Obligations	4.8%
Commercial Mortgage-Backed Securities	1.8%
Corporate Notes and Bonds	39.3%
Foreign Corporate Bonds	3.0%
Long Term Municipal Bonds	2.0%
Mortgage Backed Securities	17.0%
Short-Term Investments	1.9%
U.S. Government and Agency Obligations	25.7%
Net Other Assets and Liabilities	0.5%

HIGH INCOME FUND

Investment Strategy Highlights

The Ultra Series High Income Fund invests primarily in lower-rated, higher-yielding income bearing securities, such as “junk” bonds. Because the performance of these securities has historically been strongly influenced by economic conditions, the Fund may rotate securities selection by business sector according to the economic outlook. Under normal market conditions, the Fund invests at least 80% of its net assets in bonds rated lower than investment grade (BBB/Baa) and their unrated equivalents or other highyielding securities.

Performance

The Ultra Series High Income Fund (Class I) returned 4.24% during the period, lagging its benchmark the ICE BofAML U.S. High Yield Constrained® Index’s 5.35% return. The Fund’s Morningstar High Yield Bond peer group returned 4.90%.

During 2021, the high yield market continued to recover from the global COVID-19 pandemic, which began in first quarter 2020, and posted positive total returns in each quarter this year. We believe the good performance was due to several factors, including: 1) ongoing broad stimulus support by the Federal Reserve and Federal Government; 2) another year of record-breaking new issues for high yield bonds, which allowed companies to refinance debt and improve liquidity positions; 3) a broad rollout of COVID-19 vaccines and boosters; 4) a

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

continued low interest rate environment; and 5) much improved company-specific fundamentals. As a result, the index’s yield-to-worst (YTW) hit an all-time low of 3.80% in July 2021, but ended the year at 4.33%, or 7 bps higher than at the start of the year.

Within the high yield rating categories, higher quality bonds underperformed during the year. BB-rated bonds (54% of the total market) underperformed with a 4.19% total return, while B-rated bonds (35% of the total market) underperformed with a total return of 4.97%. CCC-rated corporate bonds (11% of the total market) significantly outperformed the overall market with a total return of 10.26%. Importantly, we note that shorter-dated bonds with 1-5 year maturities outperformed similarly rated 7-10 year maturities.

The Fund underperformed, in part, due to holding a cash balance during the market’s upswing during the year. The Fund also had a negative contribution to performance from bond selection within the Financial Services and Telecom sectors, as well as from an underweight to the Energy sector. Partially offsetting these negatives, the Fund was positively impacted by its bond selection primarily within the Healthcare and Media sectors, as well as from an underweight in the Technology sector. As of December 31, 2021, the yield-to-worst of the Fund was 3.8% and the average rating within the Fund was B1.

The Fund will continue to emphasize BB-rated and B-rated corporate bonds. We will also continue to be cautious when adding duration to the portfolio until there is more transparency with respect to the near-term impact from higher inflation on corporate earnings and expected interest rate hikes. Thus, we enter 2022 with the anticipation that the total return for the high yield market could be in the low-single-digits. Our targeted total return factors in some fundamental cost pressures, although we do expect overall growth given somewhat easier year-over-year comparisons. We also believe some of these drivers are largely factored into current bond prices. Therefore, we anticipate there could be a modest overall decline in bond prices, fully offset by the positive return generated by coupon income. We intend to maintain our bias towards higher quality credit and a low to mid-single-digit cash position.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series High Income, Class I	4.24	6.27	4.31	4.90
Ultra Series High Income, Class II	3.98	6.00	4.05	4.63
ICE BofA US High Yield Constrained Index	5.35	8.53	6.08	6.71

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Bond Funds	3.1%
Communication Services	16.0%
Consumer Discretionary	18.0%
Consumer Staples	6.0%
Energy	3.2%
Financials	22.2%
Health Care	6.0%
Industrials	16.1%
Information Technology	2.0%
Materials	2.5%
Short-Term Investments	7.2%
Utilities	1.5%
Net Other Assets and Liabilities	(3.8)%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

DIVERSIFIED INCOME FUND

Investment Strategy Highlights

The Ultra Series Diversified Income Fund seeks income by investing in a broadly diversified array of securities including bonds, common stocks, real estate securities, foreign market bonds and stocks and money market instruments. Bonds, stock and cash components will vary, reflecting the portfolio managers’ judgments of the relative availability of attractively yielding and priced stocks and bonds; however, under normal market conditions, the Fund’s portfolio managers generally attempt to target a 40% bond and 60% stock investment allocation. Nevertheless, bonds (including investment grade, high yield and mortgage- or assetbacked) may constitute up to 80% of the Fund’s assets, stocks (including common stocks, preferred stocks and convertible bonds) may constitute up to 70% of the Fund’s assets, real estate securities may constitute up to 25% of the Fund’s assets, foreign (including American Depositary Receipts (“ADRs”) and emerging market) stocks and bonds may constitute up to 25% of the Fund’s assets, and money market instruments may constitute up to 25% of the Fund’s assets. Although the Fund is permitted to invest up to 80% of its assets in lower credit quality bonds, under normal circumstances, the Fund intends to limit the investment in lower credit quality bonds to less than 50% of the Fund’s assets. The balance between the two strategies of the Fund (fixed income and equity investing) is determined after reviewing the risks associated with each type of investment, with the goal of meaningful risk reduction as market conditions demand.

Performance

The Ultra Series Diversified Income Fund (Class I) returned 14.92% during the period, outperforming its Custom Blended Index 12.76% return. The Fund’s peer group, the Morningstar Allocation 50-70% Equity returned 12.43%.

The equity portion of the Fund returned 24.4% which compared to the S&P 500 Index return of 28.7%. Sector allocation and stock selection were detractive to results. For sector allocation, an underweight position in Energy and Technology hurt relative performance. There are some large Technology stocks that don’t pay dividends, and therefore are outside of the Fund’s investable universe, that performed better than the market which created a performance headwind versus the index. For stock selection, there were positive contributions from Materials and Consumer Discretionary, which was more than offset by weakness in Communication Services, Health Care, Financials, Energy and Consumer Staples.

Within Materials, steel producer Nucor (NUE) was the most additive stock in the portfolio. It benefited from higher steel prices and rising earnings estimates throughout the year. In Consumer Discretionary, home improvement retailer Home Depot (HD) contributed nicely to results. It reported strong same-store sales as many customers spent money on their homes. Within Health Care, pharmaceutical company Pfizer (PFE) was an outperforming stock due in part to strong demand for its COVID vaccines. Other notable outperforming stocks were internet router firm Cisco Systems (CSCO) in Technology and mining equipment manufacturer Caterpillar (CAT) within Industrials. On the negative side, in Communication Services, phone company Verizon Communications (VZ) was the most detractive stock in the portfolio, and Comcast (CMCSA) also trailed the index. There were concerns about irrational industry pricing, which we believe are likely to be short-term. Within Health Care, pharmaceutical manufacturer Bristol-Myers Squibb (BMY) and medical device manufacturer Medtronic (MDT) were underperforming stocks. There were concerns about BMY’s drug pipeline and MDT had an unexpected product launch delayed. We believe both stocks are cheap, and the theses remain in-tact despite these issues. In Energy, oilfield service firm Baker Hughes (BKR) was another notable underperforming stock. The Fund continues to hold all stocks mentioned above except for CAT.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

The fixed Income portion of the Fund returned -1.23% during the year, outperforming the Bloomberg Barclay’s U.S. Aggregate Index by 0.31%. The Fund continued overweight to corporate securities contributed to the outperformance seen during the period. Owning corporate securities contributed important yield which helped overall performance during a time of low absolute yields. The Fund has become more selective in adding corporate bonds compared to 2020 and overall credit risk in the Fund continues to be reduced. The Fund continued to add asset-backed securities and non-agency mortgage-backed securities as current yields are attractive versus Treasuries. The Fund continues to maintain a slightly lower duration versus the benchmark as we believe inflation will moderate some, but still be elevated compared to recent history and the terminal Fed Funds rate will likely be higher than current market expectations leading to gradually higher rates in the months ahead.

Recent commentary by the Federal Reserve (Fed) has made investors begin to think about a world where the economy and risk assets must sustain themselves without continued liquidity injections by policy makers. By virtually all measures, the inflation part of the Fed’s mandate has been met and with employment rapidly improving, the economy is approaching a level where accommodative policy should end. The Fed’s massive financial experiment, where they purchased over $4 trillion worth of Treasuries and agency mortgage-backed securities, equaling nearly 20% of Nominal Gross Domestic Product, is going to end sometime 2022. The path forward will be bumpy, as the world deals with COVID-19 variants and other geopolitical events, but the time for the markets to stand on its own feet has arrived.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Diversified Income, Class I	14.92	14.02	10.76	9.35
Ultra Series Diversified Income, Class II	14.64	13.73	10.48	9.08
Custom Blended Index (50% Fixed, 50% Equity)	12.76	15.46	11.16	9.81
ICE BofA US Corp, Govt & Mortg Index	-1.62	4.88	3.64	2.96
S&P 500® Index	28.71	26.07	18.47	16.55

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Asset Backed Securities	1.1%
Collateralized Mortgage Obligations	1.6%
Commercial Mortgage-Backed Securities	0.3%
Common Stocks	69.5%
Corporate Notes and Bonds	10.7%
Foreign Corporate Bonds	0.6%
Long Term Municipal Bonds	0.6%
Mortgage Backed Securities	4.3%
Short-Term Investments	2.8%
U.S. Government and Agency Obligations	8.3%
Net Other Assets and Liabilities	0.2%

LARGE CAP VALUE FUND

Investment Strategy Highlights

The Ultra Series Large Cap Value Fund will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund follows a “value” approach, meaning the portfolio managers seek to invest in stocks at prices below

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

their perceived intrinsic value as estimated based on fundamental analysis of the issuing company and its prospects. By investing in value stocks, the Fund attempts to limit the downside risk over time but may also produce smaller gains than other stock funds if their intrinsic values are not realized by the market or if growthoriented investments are favored by investors. The Fund will diversify its holdings among various industries and among companies within those industries.

Performance

The Ultra Series Large Cap Value Fund (Class I) returned 22.36% for the annual period, compared to its benchmark the Russell 1000® Value Index return of 25.16%. The Fund’s Morningstar Large Value peer group returned 25.61%.

For the full year, sector allocation was detractive to results while stock selection was positive. For sector allocation, an underweight position in Energy and Financials hurt relative performance. For stock selection, there were positive contributions from Technology, Materials and Consumer Discretionary, which was more than offset by weakness in Financials, Health Care, Communication Services, Energy, and Industrials.

Within Materials, steel producer Nucor (NUE) was the most additive stock in the portfolio. It benefited from higher steel prices and rising earnings estimates throughout the year. In Consumer Discretionary, home improvement retailer Home Depot (HD) contributed nicely to results. It reported strong same-store sales as many customers spent money on their homes. Within Health Care, pharmaceutical company Pfizer (PFE) was an outperforming stock due in part to strong demand for its COVID vaccines. Other notable outperforming stocks were employment software company Paychex (PAYX) and internet router firm Cisco Systems (CSCO) in Technology. On the negative side, in Materials, gold producer Barrick Gold (GOLD) was the most detractive stock in the portfolio, as it was negatively impacted by falling gold prices during the year, therefore, the Fund sold GOLD. In Communication Services, phone company Verizon Communications (VZ) and cable company Comcast (CMCSA) negatively impacted performance. There were concerns about irrational industry pricing, which we believe are likely to be short-term. Other underperforming stocks included pharmaceutical manufacturer Bristol-Myers Squibb (BMY) in Health Care and power producer Dominion Energy (D) in Utilities. The fund continues to hold all stocks mentioned above except for GOLD.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Value, Class I	22.36	13.64	8.32	10.36
Ultra Series Large Cap Value, Class II	22.05	13.36	8.05	10.09
Russell 1000® Value Index	25.16	17.64	11.16	12.97

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Communication Services	5.9%
Consumer Discretionary	8.4%
Consumer Staples	10.6%
Energy	4.1%
Financials	18.6%
Health Care	17.6%
Industrials	10.1%
Information Technology	13.1%
Materials	5.7%
Real Estate	2.1%
Short-Term Investments	1.3%
Utilities	2.4%
Net Other Assets and Liabilities	0.1%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

LARGE CAP GROWTH FUND

Investment Strategy Highlights

The Ultra Series Large Cap Growth Fund invests primarily in common stocks of larger companies and will, under normal market conditions, maintain at least 80% of its net assets in large cap stocks. The Fund invests in well established companies with competitive advantages that have demonstrated patterns of consistent growth. To a lesser extent, the Fund may invest in the stocks of less established companies that may offer more rapid growth potential. The Fund invests when a stock trades at a good price in relation to underlying value and the Fund looks to sell or trim a stock when the portfolio manager deems a stock to be overpriced compared to underlying value.

Performance

The Ultra Series Large Cap Growth Fund (Class I) returned 22.96% for the annual period, compared to its benchmark the Russell 1000® Growth Index return of 27.60%. The Fund underperformed its peer group, the Morningstar U.S. Large Growth category, which returned 26.73%.

The Fund’s returns were solidly positive for the quarter and year, but they were less than the Index’s returns. We are disappointed to have trailed our benchmark, but we maintain disciplined to our investment process in the belief that it delivers good results through a full market cycle. Our investment style has historically been out-of-favor during periods when other market participants are risk seeking, and we believe loose financial conditions have ignited people’s animal spirits in just such a way as to have made 2021 a risk-seeking year that stands with the best in history. To name a few of the signs that defined 2021’s financial markets we would cite meme stocks and widespread high valuation levels from equities to collectables like baseball cards, to cryptocurrencies, to houses. One element that often accompanies speculative trends is the presence of new-paradigm narratives to justify investments that are experiencing price momentum. We feel like the anecdotes about many new competitive entrants in financial technologies and electric powertrain vehicles fit with the idea of powerful new-paradigm narratives. We mention these new paradigm dynamics because we believe they acted to compress valuation multiples of more established companies in our portfolio.

We think the current risk-on market sentiment will be transient. We’ve experienced adverse relative performance in prior periods of risk-seeking activity, and we believe it creates opportunities to increase investments in overlooked good businesses at attractive prices. The fund’s turnover of 16% in 2021 was to this purpose.

For 2021, the Fund experienced good returns relative to the index in the Consumer Discretionary, Financials, and Consumer Staples Sectors. The Fund’s stock exposure to the home improvement industry, its absence of consumer staples stocks, and its positioning in an alternative investment manager and an insurance broker were additive to the good relative performance in those sectors.

The Fund experienced adverse relative returns in the Information Technology, Health Care, and Communications Services Sectors. The absence in the portfolio of the two largest stocks in the Index, both of which had above-average returns for the year, posed a relative headwind. These two stocks constituted over 20% of the Russell 1000® Growth Index’s weight in 2021 and contributed an even more significant percentage of the Index’s returns. In Health Care, the portfolio contained two laggards in 2021, but we believe there exists significant latent value in these stocks, and we anticipate additive results in the future from them. In the Communications Services Sector, the Fund’s cable TV and broadband provider underperformed for the year as new subscriber growth in broadband services moderated after 2020’s robust results from the initial wave of the pandemic.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Our goal is to provide superior long-term returns while assuming less risk to do so. We continue to believe in the merit of thinking independently, investing for the long-term, and emphasizing risk management. We believe the Fund is well positioned for the coming year and over a full market cycle.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Large Cap Growth, Class I	22.96	22.48	17.51	14.81
Ultra Series Large Cap Growth, Class II	22.66	22.17	17.21	14.53
Russell 1000® Growth Index	27.60	34.08	25.32	19.79

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Communication Services	9.2%
Consumer Discretionary	14.2%
Financials	21.3%
Health Care	13.8%
Industrials	13.7%
Information Technology	20.6%
Materials	5.3%
Short-Term Investments	3.3%
Net Other Assets and Liabilities	(1.4)%

MID CAP FUND

Investment Strategy Highlights

The Ultra Series Mid Cap Fund generally invests in common stocks of midsize companies and will, under normal market conditions, maintain at least 80% of its net assets in mid cap securities. The Fund seeks attractive long-term returns through bottom-up security selection based on fundamental analysis in a diversified portfolio of high-quality companies with attractive valuations. These will typically be industry leading companies in niches with strong growth prospects. The Fund’s portfolio managers believe in selecting stocks for the Fund that show steady, sustainable growth and reasonable valuations. As a result, stocks of issuers that are believed to have a blend of both value and growth potential will be selected for investment.

Performance

The Ultra Series Mid Cap Fund (Class I) returned 26.39% for the annual period, compared to its benchmark the Russell Midcap® Index return of 22.58%. The Fund outperformed its peer group, the Morningstar Mid-Cap Blend category, which returned 24.47%.

Stock selection accounted for nearly all of our outperformance. The top five contributors, in order of magnitude, were Gartner, Arista Networks, Carlisle, LabCorp , and CDW. The top five detractors, in order of magnitude, were Liberty Broadband, Clarivate, Vontier, Ross Stores, and Dun & Bradstreet. True to our bottom-up approach, our strongest contributors to performance came from some of our largest and highest conviction holdings.

As a concentrated, index-agnostic manager, we often zig when the market zags. For example, the technology and healthcare sectors were among the weaker performers in our benchmark index, but our stocks from those sectors were among the best performers in 2021. Our overweight in financials, the third best performing sector, did

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

not help for the full year because our insurance stocks did not keep pace with other financial-related companies during the first three quarters. But in the fourth quarter, our insurance holdings were a significant performance contributor.

Portfolio turnover was 25%, within our expected range of 20% to 30%. During the year, we established seven new positions and exited six positions. Notable new positions included Cannae Holdings, PACCAR, Black Knight, and MKS Instruments.

Cannae Holdings is an investment holding company chaired by Bill Foley, an investor-executive with one of the most impressive long-term entrepreneurial track records in corporate America. The majority of Cannae’s value is in publicly-traded companies, which means its net asset value (“NAV”) can be reliably estimated. We purchased Cannae stock at an approximately 30% discount to its NAV.

PACCAR is the second largest manufacturer of heavy-duty trucks in the United States. PACCAR has best-in-class margins to go along with its superb 20% plus returns on capital. Despite operating in a notoriously cyclical industry, the company has been profitable for 82 consecutive years, and has paid a dividend every year for 50 years.

Black Knight is a leading provider of real estate and mortgage related software and data analytics. Nearly 6 of every 10 mortgages outstanding in the U.S. are processed through its mortgage servicing software platform. Switching costs are high, and the treasure trove of data it gathers is highly valuable to mortgage industry participants. As a subscription-based business, its revenue is quite steady and not that dependent on loan origination volume. We think the company can leverage its strong position for many more years of high-return growth.

MKS Instruments is the dominant supplier of gas and optical measurement instruments to the semiconductor and industrial industries. Its original product, the Baratron capacitance manometer, has been the industry standard since the birth of the semiconductor industry. In a fast-moving industry with rapid technological change, MKS’s products have avoided obsolescence. In fact, MKS’s expertise is becoming even more valuable as the semiconductor industry grapples with ever-increasing challenges to manufacture smaller and more complex chips.

A notable exit was Fastenal, one of the largest industrial distributors in the country. We purchased our stake in 2014, and we near-tripled that original investment through capital appreciation and dividends, handily outpacing our index.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Mid Cap, Class I	26.39	23.01	16.24	14.85
Ultra Series Mid Cap, Class II	26.08	22.71	15.95	14.56
Russell Midcap® Index	22.58	23.29	15.10	14.91

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Communication Services	5.3%
Consumer Discretionary	12.6%
Consumer Staples	0.9%
Financials	29.6%
Health Care	4.4%
Industrials	21.3%
Information Technology	21.2%
Short-Term Investments	4.7%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

INTERNATIONAL STOCK FUND

Investment Strategy Highlights

The Ultra Series International Stock Fund will invest, under normal market conditions, at least 80% of its net assets in the stock of foreign companies. Typically, a majority of the Fund’s assets are invested in relatively large cap stocks of companies located or operating in developed countries. The Fund may also invest up to 30% of its assets in securities of companies whose principal business activities are located in emerging market countries. The portfolio managers typically maintain this segment of the Fund’s portfolio in such stocks which it believes have a low market price relative to their perceived value based on fundamental analysis of the issuing company and its prospects. The Fund may also invest in foreign debt and other income bearing securities at times when it believes that income bearing securities have greater capital appreciation potential than equity securities.

Performance

The Ultra Series International Stock Fund (Class I) returned -1.34% for the annual period, underperforming its benchmark the MSCI ACWII Ex USA Index (net) return of 7.82%. The Fund also underperformed its Morningstar Foreign Large Blend Index which returned 10.43%.

The portfolio was transitioned from a previous subadviser on March 1, 2021, and therefore the performance and attribution commentary below will reference the period of March 1, 2021 - December 31, 2021. For this ten-month period, the Fund returned 0.79%, underperforming its benchmark the MSCI ACWI Ex USA Index (net), which returned 5.50%.

The COVID-19 global pandemic that has been prevalent for almost two years continued to influence political and economic decision making during the fiscal year. Negative effects from lockdowns and travel restrictions on business activity and economic growth led major central banks to maintain loose monetary policy. However, as a recovery in GDP growth from prior year lows broadly continued, higher inflation levels became a more pressing concern. Now, many of these central banks are contending with rising inflation and the careful balance of monetary policy normalization to avoid economic destabilization.

Looking at the benchmark’s performance during the ten-month period in more detail, we saw that from a regional category perspective, North America realized the highest positive total return. In contrast, Emerging Markets realized the lowest negative total return. From a sector perspective Energy was by far the best performing, while Communication Services stood out with the most negative total return.

In comparing the Fund’s performance to the index, Emerging Markets was the largest regional detractor from relative performance relating to stock selection, however our Portfolio underweight had a positive impact. On the other hand, Japan was the most significant contributor with stock selection as the key driver. From a sector point-of-view, Financials was the largest detractor because of weaker stock selection. The best relative performance was in Communication Services, which benefitted from our Portfolio underweight position as well as stock selection. The cash position detracted slightly given the positive index return. Portfolio composition did not change drastically, however some adjustments were observed. Among the three geographic buckets the Portfolio is viewed on relative to the index, the Europe overweight decreased slightly, the Other Developed underweight narrowed, and the Emerging Markets underweight increased. Market movement and strategic adjustments that the investment team made to position sizes of various investment holdings contributed to these shifts. Larger sector allocation changes included moving from an underweight to overweight in Consumer Discretionary, primarily from market movement. Also, the overweight in Financials changed to underweight despite one new addition. Over the period, a total of six new stocks were bought while seven were sold. Five were sold for better opportunities, one related to deteriorating fundamentals, and one stock was taken private which realized a profit.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

For the Portfolio, sector and regional weights are determined through bottom-up stock selection, with internal sector and regional guardrails that keep exposure within modest tilts of the benchmark to ensure diversification and to manage risk.

In the near-term, global growth may be more volatile depending on the recovery trajectory and elevated inflation levels could persist. However, on a longer-term view, we anticipate the economic environment to be characterized by mild global growth and a more uncertain inflationary backdrop. Regardless of the path of the global pandemic, our team remains committed to employing our time-tested investment process to select high-quality growth companies with attractive valuations in a consistent and disciplined manner.

Cumulative Performance of $10,000 Investment1

Average Annual Total Return (%) through December 31, 2021[1]
	1 Year	3 Years	5 Years	10 Years
Ultra Series International Stock, Class I	-1.34	8.90	6.44	5.75
Ultra Series International Stock, Class II	-1.58	8.63	6.17	5.49
MSCI ACWI ex-USA Index (net)	7.82	13.18	9.61	7.28
MSCI EAFE Index (net)	11.26	13.54	9.55	8.03

SECTOR ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Communication Services	4.8%
Consumer Discretionary	12.2%
Consumer Staples	11.5%
Energy	3.7%
Financials	18.6%
Health Care	7.3%
Industrials	12.3%
Information Technology	16.9%
Materials	7.7%
Short-Term Investments	3.1%
Stock Funds	2.3%
Net Other Assets and Liabilities	(0.4)%

GEOGRAPHICAL ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Japan	14.3%
United Kingdom	10.5%
France	8.4%
Germany	8.1%
Switzerland	7.3%
India	6.7%
China	6.0%
United States	5.4%
Canada	4.5%
Netherlands	4.2%
Australia	3.5%
Brazil	3.2%
Mexico	3.0%
Ireland	2.5%
Singapore	1.9%
Sweden	1.8%
Taiwan	1.6%
Israel	1.4%
Italy	1.4%
Denmark	1.2%
Hong Kong	1.2%
Spain	1.2%
South Korea	1.1%
Other Net Assets	(0.4)%

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Madison Target Retirement 2020 Fund

Investment Strategy Highlights

The Ultra Series Madison Target Retirement 2020 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2020. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

Performance

The Ultra Series Target Retirement 2020 Fund (Class I) returned 1.45% for the year, compared to the S&P Target Date to 2020® Index return of 7.31%. The Fund’s Morningstar Target-Date 2020 peer group returned 7.68%.

The Fund provided positive absolute returns over the past 12 months; however, relative performance fell notably short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, excess cash at the start of the period, gold miner stocks, and an overallocation to emerging Asia equities.

The Fund entered the period conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. As 2021 progressed, the U.S. economy responded positively to ongoing and extraordinary levels of fiscal and monetary stimulus. A relatively successful vaccine rollout also boosted consumer confidence. While the recovery was somewhat uneven, U.S. corporate profit growth was impressive. U.S. equities rallied as economic angst continued to recede. However, over time, 2021’s strong stock market showing became increasingly narrow in scope. This level of concentration was especially evident in the 2021 returns of what are now the six largest (Apple, Microsoft, Amazon, Google, Facebook, Tesla) U.S. companies. These same “super six” accounted for a distorted 24% of the S&P 500® Index’s outsized returns for the year, even though they represented only slightly more than 1% of the Index’s constituents. Noting this unhealthy lack of market breadth, we generally maintained our defensive posture as the year unfolded.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

On the positive side, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks boosted results.

In terms of positioning changes, we eliminated our targeted holdings in emerging Asia after it became clear that China was now a detriment and our thesis had broken-down. Our holdings in gold miner stocks remain; we believe these companies offer unique value in a generally expensive stock market. In our view, risk management is

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

becoming increasingly essential. Recent results have better aligned with our expectations; we believe the Fund is well positioned for the coming year.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 2021[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2020, Class I	1.45	7.25	5.52	6.06
S&P Target Date To 2020 Index	7.31	10.30	7.62	7.06

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Alternative Funds	2.0%
Bond Funds	74.9%
Foreign Stock Funds	2.9%
Stock Funds	15.1%
Net Other Assets and Liabilities	5.1%

Madison Target Retirement 2030 Fund

Investment Strategy Highlights

The Ultra Series Madison Target Retirement 2030 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2030. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

Performance

The Ultra Series Target Retirement 2030 Fund (Class I) returned 7.20% for the year, compared to the S&P Target Date to 2030® Index return of 11.58%. The Fund’s Morningstar Target-Date 2030 peer group returned 11.42%.

The Fund had sizeable absolute returns over the past 12 months; however, relative performance fell notably short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, excess cash at the start of the period, gold miner stocks, and an overallocation to emerging Asia equities.

The Fund entered the period conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. As 2021 progressed, the U.S. economy responded positively to ongoing and extraordinary levels of fiscal and monetary stimulus. A relatively successful vaccine rollout also boosted consumer confidence. While the recovery was somewhat uneven, U.S. corporate profit growth was impressive. U.S. equities rallied as economic angst continued to recede. However, over time, 2021’s strong stock market showing became increasingly narrow in scope. This level of concentration was especially evident in the 2021 returns of what are now the six largest (Apple, Microsoft, Amazon, Google, Facebook, Tesla) U.S. companies. These same “super six” accounted for a distorted 24% of the S&P 500® Index’s outsized returns for the year, even though they represented only slightly more than 1% of the Index’s constituents. Noting this unhealthy lack of market breadth, we generally maintained our defensive posture as the year unfolded.

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

On the positive side, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks boosted results.

In terms of positioning changes, we eliminated our targeted holdings in emerging Asia after it became clear that China was now a detriment and our thesis had broken-down. Our holdings in gold miner stocks remain; we believe these companies offer unique value in a generally expensive stock market. In our view, risk management is becoming increasingly essential. Recent results have better aligned with our expectations; we believe the Fund is well positioned for the coming year.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 2021[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2030, Class I	7.20	11.95	8.79	8.54
S&P Target Date To 2030 Index	11.58	13.92	9.95	8.95

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Alternative Funds	6.0%
Bond Funds	48.0%
Foreign Stock Funds	7.5%
Stock Funds	33.4%
Net Other Assets and Liabilities	5.1%

Madison Target Retirement 2040 Fund

Investment Strategy Highlights

The Ultra Series Madison Target Retirement 2040 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2040. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond

21

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

Performance

The Ultra Series Target Retirement 2040 Fund (Class I) returned 8.91% for the year, compared with the S&P Target Date to 2040® Index return of 15.54%. The Fund’s Morningstar Target-Date 2040 peer group returned 14.40%.

The Fund had sizeable absolute returns over the past 12 months; however, relative performance fell notably short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, excess cash at the start of the period, gold miner stocks, and an overallocation to emerging Asia equities.

The Fund entered the period conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. As 2021 progressed, the U.S. economy responded positively to ongoing and extraordinary levels of fiscal and monetary stimulus. A relatively successful vaccine rollout also boosted consumer confidence. While the recovery was somewhat uneven, U.S. corporate profit growth was impressive. U.S. equities rallied as economic angst continued to recede. However, over time, 2021’s strong stock market showing became increasingly narrow in scope. This level of concentration was especially evident in the 2021 returns of what are now the six largest (Apple, Microsoft, Amazon, Google, Facebook, Tesla) U.S. companies. These same “super six” accounted for a distorted 24% of the S&P 500® Index’s outsized returns for the year, even though they represented only slightly more than 1% of the Index’s constituents. Noting this unhealthy lack of market breadth, we generally maintained our defensive posture as the year unfolded.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

On the positive side, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks boosted results.

In terms of positioning changes, we eliminated our targeted holdings in emerging Asia after it became clear that China was now a detriment and our thesis had broken-down. Our holdings in gold miner stocks remain; we believe these companies offer unique value in a generally expensive stock market. In our view, risk management is becoming increasingly essential. Recent results have better aligned with our expectations; we believe the Fund is well positioned for the coming year.

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Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 2021[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2040, Class I	8.91	13.35	9.79	9.46
S&P Target Date To 2040 Index	15.54	16.65	11.70	10.39

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Alternative Funds	8.0%
Bond Funds	33.9%
Foreign Stock Funds	10.0%
Stock Funds	42.9%
Net Other Assets and Liabilities	5.2%

Madison Target Retirement 2050 Fund

Investment Strategy Highlights

The Ultra Series Madison Target Retirement 2050 Fund invests primarily in shares of registered investment companies according to an asset allocation strategy developed by the Fund’s investment adviser for investors planning to retire in or within a few years of 2050. Over time, the Fund’s asset allocation will gradually shift until it reaches the more conservative allocation target of approximately 10-30% in stock funds and 70-90% in bond funds. The asset allocation strategy is designed to reduce the volatility of investment returns in the later years while still providing the potential for higher total returns over the target period.

Performance

The Ultra Series Target Retirement 2050 Fund (Class I) returned 10.22% for the year, compared to the S&P Target Date to 2040® Index return of 17.46%. The Fund’s Morningstar Target-Date 2050 peer group returned 16.29%.

The Fund had sizeable absolute returns over the past 12 months; however, relative performance fell notably short of our peers and benchmark. The Fund’s relative underperformance was driven by three factors, excess cash at the start of the period, gold miner stocks, and an overallocation to emerging Asia equities.

The Fund entered the period conservatively positioned. We were concerned with both elevated valuations as well as heightened levels of investor complacency. As 2021 progressed, the U.S. economy responded positively to ongoing and extraordinary levels of fiscal and monetary stimulus. A relatively successful vaccine rollout also boosted consumer confidence. While the recovery was somewhat uneven, U.S. corporate profit growth was impressive. U.S. equities rallied as economic angst continued to recede. However, over time, 2021’s strong stock market showing became increasingly narrow in scope. This level of concentration was especially evident in the 2021 returns of what are now the six largest (Apple, Microsoft, Amazon, Google, Facebook, Tesla) U.S. companies. These same “super six” accounted for a distorted 24% of the S&P 500® Index’s outsized returns for the year, even though they represented only slightly more than 1% of the Index’s constituents. Noting this unhealthy lack of market breadth, we generally maintained our defensive posture as the year unfolded.

Gold miner stocks were a high conviction position that turned out to be an outsized detractor. We favored gold miners not only for their attractive free cash-flow yields, but also on our belief that the backdrop was very

23

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

favorable for gold. Inflation was likely to increase with a Federal Reserve that was prepared to do nothing about it, real interest rates looked to remain very low. Gold has historically been a solid inflation hedge and negatively correlated with real rates. The thesis played out in terms of inflation and real rates, however gold and gold miners experienced negative returns.

We also believed emerging Asia looked poised to thrive as the global economy came back to life. Valuations were favorable and emerging markets generally thrive during an early economic expansion. However, the region continued to struggle with COVID-19 and the associated lockdowns. Bigger yet, China continued to remain steadfast in dealing with their excess debts built up over the past decade, refusing to stimulate their slowing economy and stepping up regulatory efforts that further eroded the profitability of their larger industries. Our overallocation to the underperforming region was a headwind.

On the positive side, our other inflation hedge, commodities, provided a sizable positive contributor to performance and our long-standing overweight to technology stocks boosted results.

In terms of positioning changes, we eliminated our targeted holdings in emerging Asia after it became clear that China was now a detriment and our thesis had broken-down. Our holdings in gold miner stocks remain; we believe these companies offer unique value in a generally expensive stock market. In our view, risk management is becoming increasingly essential. Recent results have better aligned with our expectations; we believe the Fund is well positioned for the coming year.

Cumulative Performance of $10,000 Investment1,3

Average Annual Total Return (%) through December 31, 2021[1,3]
	1 Year	3 Years	5 Years	10 Years
Ultra Series Target Retirement 2050, Class I	10.22	14.44	10.55	10.29
S&P Target Date To 2050 Index	17.46	17.96	12.56	11.27

PORTFOLIO ALLOCATION AS A PERCENTAGE OF NET ASSETS AS OF 12/31/21
Alternative Funds	9.0%
Bond Funds	23.9%
Foreign Stock Funds	11.9%
Stock Funds	49.9%
Net Other Assets and Liabilities	5.3%

24

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Notes to Management’s Discussion of Fund Performance (unaudited)

1	Fund returns are calculated after fund level expenses have been subtracted, but do not include any separate account fees, charges or expenses imposed by the variable annuity and variable life insurance contracts that invest in the fund, as described in the Prospectus. If these fees, charges, or expenses were included, fund returns would have been lower. Fund returns also assume that dividends and capital gains are reinvested in additional shares of the fund. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of the fund shares. Investment return and principal value will fluctuate, so an investor’s shares, when redeemed, may be worth more or less than when purchased. Further information relating to the fund’s performance is contained in the Prospectus and elsewhere in this report. The fund’s past performance is not indicative of future performance. Current performance may be lower or higher than the performance data cited. For Ultra Series Fund performance data current to the most recent month-end, please call 1-800-670-3600 or visit www.ultraseriesfund.com. Indices are unmanaged and investors cannot invest in them directly. Index returns do not reflect fees or expenses.

2	Madison Asset Management, LLC (the “Investment Adviser” or “Madison”), has contractually agreed to waive 0.10% of its management fee for the Conservative, Moderate and Aggressive Allocation Funds until at least April 30, 2022. The fee waiver commenced July 1, 2014. Investment returns reflect the fee waiver, without which returns would have been lower. Fee agreements may by modified or terminated at any time or for any reason, but only with fund Board approval.

3	For the period August 30, 2014 to November 19, 2018, Madison waived the investment advisory fee of 0.25% and administrative services fee of 0.05% for each fund. Investment returns reflect the fee waivers, without which returns would have been lower.

© Morningstar, Inc. All Rights Reserved. The Morningstar related information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information.

Morningstar Percentile rankings note: 1st percentile is top, 99th percentile is bottom.

BENCHMARK DESCRIPTIONS

Allocation Fund Indexes*

The Conservative Allocation Fund Custom Index consists of 65% Bloomberg US Aggregate Bond Index, 24.5% Russell 3000® Index and 10.5% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Moderate Allocation Fund Custom Index consists of 40% Bloomberg US Aggregate Bond Index, 42% Russell 3000® Index and 18% MSCI ACWI ex-USA Index (net). See market index descriptions below.

The Aggressive Allocation Fund Custom Index consists of 20% Bloomberg US Aggregate Bond Index, 56% Russell 3000® Index and 24% MSCI ACWI ex-USA Index (net). See market index descriptions below.

Hybrid Fund Custom Indexes*

The Custom Blended Index consists of 50% S&P 500® Index and 50% ICE BofA U.S. Corporate, Government & Mortgage Index. See market indexes descriptions below.

*The Custom Index is calculated using a monthly re-balancing frequency (i.e., rebalanced back to original constituent weight every calendar month-end).

25

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - continued | December 31, 2021

Market Indexes

The ICE BofA U.S. Corporate, Government & Mortgage Index is a broad-based measure of the total rate of return performance of the U.S. investment-grade bond markets. The index is a capitalization-weighted aggregation of outstanding U.S. treasury, agency and supranational mortgage pass-through, and investment-grade corporate bonds meeting specified selection criteria.

The ICE BofA U.S. High Yield Constrained Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, but limits any individual issuer to a maximum weighting of 2%.

The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government- related and corporate securities, mortgage backed securities, asset backed securities and commercial mortgage- backed securities.

Bloomberg U.S. Corporate Bond Index measures the investment grade, fixed-rate, taxable corporate bond market. It includes USD denominated securities publicly issued by U.S. financial issuers.

The MSCI EAFE (Europe, Australasia & Far East) Index (net) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The MSCI EAFE Index (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The MSCI ACWI ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI ex USA (net) is calculated on a total return basis with dividends reinvested after the deduction of withholding taxes.

The Russell 1000® Growth Index is a large-cap market index which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000® Value Index is a large-cap market index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents 98% of the investable U.S. equity market.

The Russell Midcap® Index is a mid-cap market index which measures the performance of the mid-cap segment of the U.S. equity universe.

The S&P 500® Index is a large-cap market index which measures the performance of a representative sample of 500 leading companies in leading industries in the U.S.

S&P 500® High Beta Index measures the performance of 100 constituents in the S&P 500® that are most sensitive to changes in market returns.

Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.

26

Ultra Series Fund | Management’s Discussion of Fund Performance (unaudited) - concluded | December 31, 2021

The S&P Target Date® To Index Series

The S&P Target Date® “To” Index Series consists of multi-asset class indices, and corresponds to specific target retirement dates. The series reflects the consensus asset allocation and glide path of a subset of target date funds that generally pursue investment policies characterized by static total equity exposure after retirement and a relatively conservative total equity exposure near retirement. As the overall universe becomes more conservative with the approach of each target date year, so will the index. The asset allocation is based on market observations through an annual survey of “to” target date fund managers, and is categorized by S&P Dow Jones Indices.

●	The S&P Target Date® To 2020 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2020.

●	The S&P Target Date® To 2030 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2030.

●	The S&P Target Date® To 2040 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2040.

●	The S&P Target Date® To 2050 Index is a benchmark for multi-class asset portfolios that corresponds to the target retirement date 2050.

27

Ultra Series Fund | December 31, 2021

Conservative Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 97.2%
Alternative Funds - 1.6%
Invesco Optimum Yield Diversified
Commodity Strategy	174,902	$2,459,122

Bond Funds - 62.0%
Baird Aggregate Bond Fund
Institutional Shares	1,549,920	17,622,589
iShares 20+ Year Treasury Bond ETF (A)	65,786	9,748,827
iShares 3-7 Year Treasury Bond ETF	58,513	7,528,868
Janus Henderson Mortgage-Backed
Securities ETF	200,802	10,578,250
Madison Core Bond Fund Class I (B)	3,750,150	38,476,541
Vanguard Short-Term Corporate
Bond ETF	125,268	10,179,278

		94,134,353
Foreign Stock Funds - 6.5%
iShares MSCI Eurozone ETF (A)	15,604	764,752
iShares MSCI International Quality
Factor ETF	19,371	762,830
iShares MSCI United Kingdom ETF (A)	11,591	384,126
JPMorgan BetaBuilders Japan ETF	6,906	380,382
Vanguard FTSE All-World ex-U.S. ETF	123,779	7,585,177

		9,877,267
Stock Funds - 27.1%
Invesco S&P 500 Quality ETF	116,319	6,189,334
iShares Core S&P Small-Cap ETF	27,544	3,154,063
iShares Core S&P U.S. Growth ETF	19,811	2,290,944
Madison Dividend Income Fund
Class I (B)	201,395	6,515,144
Madison Investors Fund Class R6 (B)	394,357	11,097,193
Schwab U.S. Dividend Equity ETF	55,842	4,513,709
	Shares	Value (Note 2,3)
VanEck Gold Miners ETF	86,507	$2,770,819
Vanguard Information Technology ETF	9,877	4,525,345
		41,056,551
Total Investment Companies
(Cost $137,645,878)		147,527,293
SHORT-TERM INVESTMENTS - 3.2%
State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (C)	4,309,263	4,309,263
State Street Navigator Securities
Lending Government Money Market
Portfolio, 0.03% (C) (D)	629,006	629,006

Total Short-Term Investments
(Cost $4,938,269)		4,938,269

TOTAL INVESTMENTS - 100.4%
(Cost $142,584,147**)		152,465,562
NET OTHER ASSETS AND LIABILITIES - (0.4%)		(636,912)

TOTAL NET ASSETS - 100.0%		$151,828,650

**	Aggregate cost for Federal tax purposes was $142,750,047.

(A)	All or a portion of these securities, with an aggregate fair value of $6,950,466, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.

(B)	Affiliated Company (see Note 12).

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

See accompanying Notes to Financial Statements.

Ultra Series Fund  | December 31, 2021

Moderate Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 95.8%

Alternative Funds - 2.7%
Invesco Optimum Yield Diversified
Commodity Strategy	317,750	$4,467,565

Bond Funds - 35.5%
Baird Aggregate Bond Fund
Institutional Shares	614,085	6,982,144
iShares 20+ Year Treasury Bond ETF	61,278	9,080,787
Janus Henderson Mortgage-Backed
Securities ETF	152,375	8,027,115
Madison Core Bond Fund Class I (A)	2,552,420	26,187,832
Vanguard Short-Term Corporate Bond
ETF (B)	91,688	7,450,567

		57,728,445
Foreign Stock Funds - 11.1%
iShares MSCI Eurozone ETF (B)	41,744	2,045,873
iShares MSCI International Quality
Factor ETF	52,625	2,072,373
iShares MSCI United Kingdom ETF (B)	25,499	845,037
JPMorgan BetaBuilders Japan ETF	14,797	815,019
Vanguard FTSE All World ex-U.S. ETF	180,774	11,077,831
Vanguard FTSE All World ex-U.S. Small-
Cap ETF	9,097	1,218,634

		18,074,767
Stock Funds - 46.5%

Invesco S&P 500 Quality ETF	188,278	10,018,272
iShares Core S&P Small-Cap ETF	58,702	6,721,966
iShares Core S&P U.S. Growth ETF (B)	28,266	3,268,680
Madison Dividend Income Fund
Class I (A)	415,202	13,431,772
Madison Investors Fund Class R6 (A)	770,645	21,685,953
Madison Mid Cap Fund Class R6 (A)	148,302	2,255,679
	Shares	Value (Note 2,3)
Schwab U.S. Dividend Equity ETF (B)	42,972	$3,473,427
VanEck Gold Miners ETF	171,308	5,486,995
Vanguard Information Technology ETF	20,418	9,354,915

		75,697,659

Total Investment Companies
( Cost $134,592,466 )		155,968,436
SHORT-TERM INVESTMENTS - 5.3%
State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (C)	6,829,261	6,829,261
State Street Navigator Securities
Lending Government Money Market
Portfolio, 0.03% (C) (D)	1,740,951	1,740,951

Total Short-Term Investments
(Cost $8,570,212)		8,570,212

TOTAL INVESTMENTS - 101.1%
(Cost $143,162,678**)		164,538,648
NET OTHER ASSETS AND LIABILITIES - (1.1%)		(1,725,857)

TOTAL NET ASSETS - 100.0%		$162,812,791

**	Aggregate cost for Federal tax purposes was $143,305,359.

(A)	Affiliated Company (see Note 12).

(B)	All or a portion of these securities, with an aggregate fair value of $5,443,637, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Aggressive Allocation Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 96.3%
Alternative Funds - 3.6%
Invesco Optimum Yield Diversified
Commodity Strategy	136,717	$1,922,241

Bond Funds - 16.6%
Baird Aggregate Bond Fund
Institutional Shares	60,495	687,829
iShares 20+ Year Treasury Bond ETF	12,185	1,805,695
Janus Henderson Mortgage-Backed
Securities ETF	27,012	1,422,992
Madison Core Bond Fund Class I (A)	347,482	3,565,165
Vanguard Short-Term Corporate
Bond ETF	17,089	1,388,652

		8,870,333
Foreign Stock Funds - 15.7%
iShares MSCI Eurozone ETF (B)	21,729	1,064,938
iShares MSCI International Quality
Factor ETF	37,634	1,482,027
iShares MSCI United Kingdom ETF (B)	12,433	412,030
JPMorgan BetaBuilders Japan ETF	6,992	385,120
Vanguard FTSE All World ex-U.S. ETF	69,372	4,251,116
Vanguard FTSE All World ex-U.S.
Small-Cap ETF	5,871	786,479

		8,381,710
Stock Funds - 60.4%
Invesco S&P 500 Quality ETF	79,732	4,242,540
iShares Core S&P Small-Cap ETF	26,202	3,000,391
iShares Core S&P U.S. Growth ETF (B)	18,392	2,126,851
Madison Dividend Income Fund
Class I (A)	162,455	5,255,405
Madison Investors Fund Class R6 (A)	301,249	8,477,139
Madison Mid Cap Fund Class R6 (A)	57,310	871,681
Schwab U.S. Dividend Equity ETF	20,308	1,641,496
	Shares	Value (Note 2,3)
VanEck Gold Miners ETF	81,251	$2,602,469
Vanguard Information Technology
ETF	8,711	3,991,119

		32,209,091
Total Investment Companies
(Cost $43,186,360)		51,383,375
SHORT-TERM INVESTMENTS - 8.7%
State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (C)	1,942,085	1,942,085
State Street Navigator Securities
Lending Government Money Market
Portfolio, 0.03% (C) (D)	2,713,481	2,713,481

Total Short-Term Investments
(Cost $4,655,566)		4,655,566

TOTAL INVESTMENTS - 105.0%
(Cost $47,841,926**)		56,038,941
NET OTHER ASSETS AND LIABILITIES - (5.0%)		(2,665,679)

TOTAL NET ASSETS - 100.0%		$53,373,262

**	Aggregate cost for Federal tax purposes was $47,874,728.

(A)	Affiliated Company (see Note 12).

(B)	All or a portion of these securities, with an aggregate fair value of $2,724,418, are on loan as part of a securities lending program. See footnote (D) and Note 10 for details on the securities lending program.

(C)	7-day yield.

(D)	Represents investments of cash collateral received in connection with securities lending.

ETF	Exchange Traded Fund.

FTSE	The Financial Times Stock Exchange.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
ASSET BACKED SECURITIES - 4.0%
CCG Receivables Trust, Series 2020-1,
Class A2 (A), 0.54%, 12/14/27	$193,292	$193,030
Chesapeake Funding II LLC, Series 2018-
3A, Class B (A), 3.62%, 1/15/31	100,000	101,018
CNH Equipment Trust, Series 2019-A,
Class A4, 3.22%, 1/15/26	225,000	230,276
Dell Equipment Finance Trust, Series
2019-2, Class A3 (A), 1.91%, 10/22/24	198,863	199,714
Donlen Fleet Lease Funding LLC, Series
2021-2, Class A2 (A), 0.56%, 12/11/34	450,000	447,380
Enterprise Fleet Financing LLC, Series
2019-3, Class A2 (A), 2.06%, 5/20/25	203,354	204,898
JPMorgan Chase Bank NA, Series 2020-2,
Class B (A), 0.84%, 2/25/28	143,492	143,225
JPMorgan Chase Bank NA, Series 2021-1,
Class B (A), 0.875%, 9/25/28	184,296	183,664
JPMorgan Chase Bank NA, Series 2021-2,
Class B (A), 0.889%, 12/26/28	214,997	213,898
JPMorgan Chase Bank NA, Series 2021-3,
Class C (A), 0.86%, 2/26/29	385,870	383,463
LAD Auto Receivables Trust, Series 2021-
1A, Class A (A), 1.3%, 8/17/26	454,326	453,435
Santander Consumer Auto Receivables
Trust, Series 2020-BA, Class A3 (A),
0.46%, 8/15/24	188,456	188,445
Santander Revolving Auto Loan Trust,
Series 2019-A, Class C (A), 3%, 1/26/32	300,000	309,963
Synchrony Credit Card Master Note Trust,
Series 2018-2, Class C, 3.87%, 5/15/26	500,000	515,975
Verizon Owner Trust, Series 2018-A, Class
A1A, 3.23%, 4/20/23	2,282	2,286
Verizon Owner Trust, Series 2020-A, Class
B, 1.98%, 7/22/24	250,000	253,119
Wheels SPV LLC, Series 2019-1A, Class A3
(A), 2.35%, 5/22/28	200,000	202,311

Total Asset Backed Securities
(Cost $4,239,451)		4,226,100
COLLATERALIZED MORTGAGE OBLIGATIONS - 4.8%
Bunker Hill Loan Depositary Trust, Series
2019-2, Class A1 (A) (B), 2.879%, 7/25/49	153,379	154,289
CIM Trust, Series 2021-J2, Class A4 (A) (C)
(D), 2.5%, 4/25/51	336,925	339,684
Fannie Mae REMICS, Series 2015-12, Class
NI, IO, 3.5%, 3/25/30	813,685	73,358
Fannie Mae REMICS, Series 2011-31, Class
DB, 3.5%, 4/25/31	169,492	179,791
Fannie Mae REMICS, Series 2011-36, Class
QB, 4%, 5/25/31	250,509	269,800
Fannie Mae REMICS, Series 2005-79, Class
LT, 5.5%, 9/25/35	243,891	278,501
	Par Value	Value (Note 2,3)
Fannie Mae REMICS, Series 2020-44, Class
TI, IO, 5.5%, 12/25/35	$2,140,280	$381,241
Fannie Mae REMICS, Series 2016-21, Class
BA, 3%, 3/25/42	108,696	109,789
Freddie Mac REMICS, Series 4066, Class
DI, IO, 3%, 6/15/27	883,747	45,376
Freddie Mac STACR REMIC Trust, Series
2021-DNA3, Class M1, (SOFR30A +
0.750%) (A) (C), 0.8%, 10/25/33	462,053	461,913
Freddie Mac STACR REMIC Trust, Series
2021-DNA5, Class M1, (SOFR30A +
0.650%) (A) (C), 0.7%, 1/25/34	83,310	83,283
GCAT Trust, Series 2021-NQM1, Class A1
(A) (C) (D), 0.874%, 1/25/66	317,133	313,921
Government National Mortgage
Association, Series 2015-53, Class IL, IO,
3%, 9/20/44	138,155	2,596
JPMorgan Mortgage Trust, Series 2019-5,
Class A3 (A) (C) (D), 4%, 11/25/49	35,817	36,105
JPMorgan Mortgage Trust, Series 2019-7,
Class A3 (A) (C) (D), 3.5%, 2/25/50	92,643	93,515
JPMorgan Mortgage Trust, Series 2021-1,
Class A3 (A) (C) (D), 2.5%, 6/25/51	367,558	367,639
JPMorgan Mortgage Trust, Series 2021-6,
Class A4 (A) (C) (D), 2.5%, 10/25/51	441,980	445,864
JPMorgan Wealth Management, Series
2020-ATR1, Class A3 (A) (C) (D), 3%,
2/25/50	178,624	181,265
PSMC Trust, Series 2019-2, Class A1 (A) (C)
(D), 3.5%, 10/25/49	17,428	17,481
PSMC Trust, Series 2020-2, Class A2 (A) (C)
(D), 3%, 5/25/50	104,528	105,020
PSMC Trust, Series 2021-1, Class A11 (A)
(C) (D), 2.5%, 3/25/51	210,157	212,130
RCKT Mortgage Trust, Series 2021-6, Class
A5 (A) (C) (D), 2.5%, 12/25/51	325,000	327,006
Sequoia Mortgage Trust, Series 2013-7,
Class A2 (C) (D), 3%, 6/25/43	306,419	306,305
Towd Point HE Trust, Series 2021-HE1,
Class A1 (A) (C) (D), 0.918%, 2/25/63	287,173	285,830
Wells Fargo Mortgage Backed Securities
Trust, Series 2019-2, Class A1 (A) (C) (D),
4%, 4/25/49	17,712	17,718

Total Collateralized Mortgage Obligations
(Cost $5,341,099)		5,089,420
COMMERCIAL MORTGAGE-BACKED SECURITIES - 1.8%
Fannie Mae-Aces, Series 2017-M15, Class
ATS2 (C) (D), 3.14%, 11/25/27	250,000	263,373
FHLMC Multifamily Structured Pass
Through Certificates, Series K718, Class
X1, IO (C) (D), 0.547%, 1/25/22	447,676	4

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
FHLMC Multifamily Structured Pass
Through Certificates, Series KJ17, Class
A2, 2.982%, 11/25/25	$232,168	$242,698
FHLMC Multifamily Structured Pass
Through Certificates, Series K059, Class
X1, IO (C) (D), 0.308%, 9/25/26	11,655,733	147,992
FHLMC Multifamily Structured Pass
Through Certificates, Series K066, Class
A2, 3.117%, 6/25/27	650,000	701,371
FREMF Mortgage Trust, Series 2015-K721,
Class B (A) (C) (D), 3.559%, 11/25/47	500,000	507,706
GSAMP Trust, Series 2006-S5,
Class M5 (D), 7.488% 9/25/36	4,940,000	–

Total Commercial Mortgage-Backed
Securities (Cost $1,778,923)		1,863,144
CORPORATE NOTES AND BONDS - 39.3%
Communication Services - 3.3%
AT&T, Inc., 2.25%, 2/1/32	500,000	483,756
CCO Holdings LLC / CCO Holdings Capital
Corp. (A), 4.75%, 3/1/30	200,000	208,000
Charter Communications Operating LLC
/ Charter Communications Operating
Capital Corp., 4.464%, 7/23/22	400,000	405,903
Discovery Communications LLC, 5%,
9/20/37	250,000	298,946
eBay, Inc., 1.9%, 3/11/25	325,000	328,777
Expedia Group, Inc., 3.25%, 2/15/30	350,000	357,515
Lumen Technologies, Inc. (A), 4.5%,
1/15/29	125,000	120,937
T-Mobile USA, Inc., 2.625%, 4/15/26	200,000	201,000
Verizon Communications, Inc., 4.329%,
9/21/28	347,000	394,497
Verizon Communications, Inc., 3.875%,
2/8/29	300,000	332,730
Verizon Communications, Inc., 4.4%,
11/1/34	300,000	349,906

		3,481,967
Consumer Discretionary - 3.3%
7-Eleven, Inc. (A), 1.8%, 2/10/31	300,000	284,225
American Airlines, Inc. / AAdvantage
Loyalty IP Ltd. (A), 5.5%, 4/20/26	200,000	207,975
Clarios Global LP / Clarios U.S. Finance Co.
(A), 6.25%, 5/15/26	150,000	156,938
Hilton Domestic Operating Co., Inc. (A),
5.375%, 5/1/25	200,000	208,120
Lowe’s Cos., Inc., 3%, 10/15/50	500,000	495,037
McDonald’s Corp., 2.125%, 3/1/30	250,000	249,102
McDonald’s Corp., 4.875%, 12/9/45	400,000	515,501
Picasso Finance Sub, Inc. (A), 6.125%,
6/15/25	135,000	141,075
QVC, Inc., 4.75%, 2/15/27	225,000	231,188
	Par Value	Value (Note 2,3)
Southwest Airlines Co., 5.25%, 5/4/25	$350,000	$388,894
Tractor Supply Co., 1.75%, 11/1/30	200,000	187,464
Vail Resorts, Inc. (A), 6.25%, 5/15/25	150,000	156,000
Walgreens Boots Alliance, Inc., 3.45%,
6/1/26	176,000	187,359

		3,408,878
Consumer Staples - 1.8%
General Mills, Inc. (E), 2.875%, 4/15/30	200,000	208,930
Hormel Foods Corp., 1.8%, 6/11/30	200,000	196,312
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	300,000	332,417
Mars, Inc. (A), 3.875%, 4/1/39	350,000	405,587
Mars, Inc. (A), 2.375%, 7/16/40	350,000	334,185
Performance Food Group, Inc. (A), 5.5%,
10/15/27	150,000	156,562
Sysco Corp., 5.95%, 4/1/30	199,000	248,617

		1,882,610
Energy - 5.3%
Eastern Gas Transmission & Storage, Inc.
(A), 3%, 11/15/29	150,000	154,822
Energy Transfer LP, 5.25%, 4/15/29	300,000	343,903
EnLink Midstream Partners LP (E), 5.45%,
6/1/47	550,000	554,892
Enterprise Products Operating LLC,
3.75%, 2/15/25	500,000	531,476
Kinder Morgan, Inc., 5.55%, 6/1/45	550,000	697,390
Marathon Petroleum Corp., 4.7%, 5/1/25	275,000	300,123
MPLX LP, 4.8%, 2/15/29	250,000	285,707
MPLX LP, 2.65%, 8/15/30	200,000	199,296
Occidental Petroleum Corp., 3.5%,
8/15/29	450,000	461,678
Occidental Petroleum Corp., 4.4%,
8/15/49	200,000	202,500
ONEOK, Inc., 5.85%, 1/15/26	100,000	114,727
Phillips 66, 2.15%, 12/15/30	500,000	481,719
Pioneer Natural Resources Co., 2.15%,
1/15/31	200,000	192,394
Sabine Pass Liquefaction LLC, 4.5%,
5/15/30	250,000	282,266
Sunoco LP / Sunoco Finance Corp., 6%,
4/15/27	150,000	156,435
Valero Energy Partners LP, 4.5%, 3/15/28	500,000	551,699

		5,511,027
Financials - 13.9%
Affiliated Managers Group, Inc., 4.25%,
2/15/24	250,000	265,519
Aflac, Inc., 4.75%, 1/15/49	400,000	531,711
Air Lease Corp., 1.875%, 8/15/26	250,000	246,004
Ally Financial, Inc., (5 year CMT +
3.868%) (C), 4.7%, 5/15/26	250,000	259,375

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
American International Group, Inc.,
4.75%, 4/1/48	$200,000	$255,583
Bank of New York Mellon Corp., Series
I, (5 year CMT + 2.630%) (C), 3.75%,
12/20/26	525,000	526,874
Belrose Funding Trust (A), 2.33%, 8/15/30	200,000	196,304
BlackRock, Inc., 2.1%, 2/25/32	350,000	347,638
Capital One Financial Corp., (5 year CMT +
3.157%) (C), 3.95%, 9/1/26	500,000	502,500
Cboe Global Markets, Inc., 3.65%,
1/12/27	365,000	397,104
Charles Schwab Corp., (10 year CMT +
3.079%) (C), 4%, 12/1/30	550,000	555,500
Citigroup, Inc., (3M USD LIBOR + 1.192%)
(C), 4.075%, 4/23/29	450,000	496,641
Discover Bank, 3.45%, 7/27/26	75,000	79,376
Empower Finance LP (A), 3.075%,
9/17/51	125,000	126,877
Fifth Third Bancorp, 2.55%, 5/5/27	175,000	180,622
GLP Capital LP / GLP Financing, Inc.,
3.25%, 1/15/32	200,000	201,078
Goldman Sachs BDC, Inc., 2.875%,
1/15/26	200,000	204,944
Goldman Sachs Group, Inc., (SOFR +
0.913%) (C), 1.948%, 10/21/27	400,000	398,479
Healthpeak Properties, Inc., 3.25%,
7/15/26	250,000	265,598
Huntington Bancshares, Inc., (5 year CMT
+ 1.170%) (A) (C), 2.487%, 8/15/36	500,000	479,624
Huntington National Bank, 3.55%,
10/6/23	250,000	260,957
Intercontinental Exchange, Inc., 3.75%,
9/21/28	200,000	220,998
Iron Mountain, Inc. (A), 4.5%, 2/15/31	125,000	126,336
Jefferies Finance LLC / JFIN Co-Issuer Corp.
(A), 5%, 8/15/28	225,000	230,625
Jefferies Group LLC / Jefferies Group
Capital Finance, Inc., 2.625%, 10/15/31	250,000	246,182
JPMorgan Chase & Co., Series II, (SOFR +
2.745%) (C), 4%, 4/1/25	400,000	402,000
JPMorgan Chase & Co., (SOFR + 0.695%)
(C), 1.04%, 2/4/27	400,000	387,343
KKR Group Finance Co. VIII LLC (A), 3.5%,
8/25/50	250,000	262,582
Liberty Mutual Group, Inc. (A), 4.25%,
6/15/23	166,000	173,398
Liberty Mutual Group, Inc. (A), 4.569%,
2/1/29	400,000	460,029
Liberty Mutual Group, Inc. (A), 3.95%,
5/15/60	150,000	165,377
M&T Bank Corp., 3.55%, 7/26/23	250,000	259,535
MetLife, Inc., (5 year CMT + 3.576%) (C),
3.85%, 9/15/25	350,000	357,000
	Par Value	Value (Note 2,3)
Morgan Stanley, (SOFR + 1.990%) (C),
2.188%, 4/28/26	$175,000	$178,508
Morgan Stanley, (SOFR + 0.879%) (C),
1.593%, 5/4/27	250,000	247,465
Morgan Stanley, (SOFR + 1.020%) (C),
1.928%, 4/28/32	500,000	478,314
NASDAQ, Inc., 1.65%, 1/15/31	250,000	232,985
Old Republic International Corp., 3.85%,
6/11/51	250,000	269,831
Omega Healthcare Investors, Inc.,
3.375%, 2/1/31	225,000	226,867
PNC Bank NA, 2.7%, 10/22/29	125,000	129,263
Prudential Financial, Inc., (5 year CMT +
3.035%) (C), 3.7%, 10/1/50	250,000	253,149
Public Storage, 1.95%, 11/9/28	125,000	124,675
Regions Financial Corp., 1.8%, 8/12/28	495,000	484,649
SBA Communications Corp., 3.875%,
2/15/27	250,000	257,500
State Street Corp., (SOFR + 1.490%) (C),
3.031%, 11/1/34	125,000	130,288
STORE Capital Corp., 4.5%, 3/15/28	200,000	221,147
Teachers Insurance & Annuity Association
of America (A), 3.3%, 5/15/50	300,000	314,043
Truist Bank, 2.25%, 3/11/30	325,000	324,479
Truist Financial Corp., (SOFR + 0.609%)
(C), 1.267%, 3/2/27	300,000	294,498
Wells Fargo & Co., (SOFR + 2.100%) (C),
2.393%, 6/2/28	250,000	254,252
Western Union Co., 2.85%, 1/10/25	125,000	129,412

		14,621,038
Health Care - 2.4%
Anthem, Inc., 2.375%, 1/15/25	300,000	309,437
Baxter International, Inc. (A), 2.272%,
12/1/28	300,000	302,441
Centene Corp., 2.45%, 7/15/28	300,000	295,500
Cigna Corp., 4.375%, 10/15/28	50,000	56,870
Cigna Corp., 4.9%, 12/15/48	200,000	259,288
CVS Health Corp., 5.125%, 7/20/45	250,000	325,951
Health Care Service Corp. A Mutual Legal
Reserve Co. (A), 2.2%, 6/1/30	250,000	245,092
Viatris, Inc., 2.7%, 6/22/30	400,000	401,825
Zoetis, Inc., 3%, 9/12/27	300,000	316,443

		2,512,847
Industrials - 4.0%
Ball Corp., 4.875%, 3/15/26	200,000	220,300
Block, Inc. (A), 2.75%, 6/1/26	300,000	300,357
Boeing Co., 3.625%, 2/1/31	200,000	213,499
Boeing Co., 5.805%, 5/1/50	350,000	475,477
Carlisle Cos., Inc., 3.5%, 12/1/24	200,000	210,974
Carrier Global Corp., 3.577%, 4/5/50	150,000	160,070

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Otis Worldwide Corp., 2.565%, 2/15/30	$300,000	$304,610
Quanta Services, Inc., 2.9%, 10/1/30	250,000	254,497
Spirit AeroSystems, Inc. (A), 5.5%,
1/15/25	175,000	181,344
TD SYNNEX Corp. (A), 1.75%, 8/9/26	500,000	487,553
TD SYNNEX Corp. (A), 2.65%, 8/9/31	200,000	192,490
Textron, Inc., 2.45%, 3/15/31	250,000	245,950
TransDigm, Inc. (A), 6.25%, 3/15/26	200,000	207,875
Vulcan Materials Co., 3.5%, 6/1/30	250,000	270,290
WRKCo, Inc., 3.9%, 6/1/28	450,000	493,048

		4,218,334
Information Technology - 2.5%
Broadcom, Inc., 4.15%, 11/15/30	238,000	264,221
Broadcom, Inc. (A), 3.187%, 11/15/36	12,000	11,999
Citrix Systems, Inc., 4.5%, 12/1/27	105,000	114,055
Dell International LLC / EMC Corp., 8.35%,
7/15/46	62,000	103,356
Dell International LLC / EMC Corp. (A),
3.45%, 12/15/51	100,000	96,162
HP, Inc. (A), 2.65%, 6/17/31	400,000	394,792
Intuit, Inc., 1.65%, 7/15/30	250,000	241,371
Lam Research Corp., 1.9%, 6/15/30	350,000	344,570
Marvell Technology, Inc., 4.2%, 6/22/23	400,000	415,618
Oracle Corp., 3.95%, 3/25/51	400,000	416,785
VMware, Inc., 2.2%, 8/15/31	250,000	245,456

		2,648,385
Materials - 1.1%
Arconic Corp. (A), 6%, 5/15/25	150,000	156,750
DuPont de Nemours, Inc., 4.725%,
11/15/28	300,000	347,748
International Flavors & Fragrances, Inc.
(A), 1.832%, 10/15/27	250,000	245,613
LYB International Finance III LLC, 3.625%,
4/1/51	400,000	425,110

		1,175,221
Utilities - 1.7%
AES Corp., 1.375%, 1/15/26	450,000	436,929
Berkshire Hathaway Energy Co., 1.65%,
5/15/31	200,000	189,720
Duke Energy Corp., 3.75%, 9/1/46	650,000	695,779
Interstate Power & Light Co., 3.5%,
9/30/49	225,000	242,010
Wisconsin Electric Power Co., 1.7%,
6/15/28	250,000	245,096

		1,809,534
Total Corporate Notes and Bonds
(Cost $39,379,890)		41,269,841
	Par Value	Value (Note 2,3)
FOREIGN CORPORATE BONDS - 3.0%
Communication Services - 0.5%
Alibaba Group Holding Ltd, 2.125%,
2/9/31	$250,000	$241,634
Vodafone Group PLC, 5%, 5/30/38	250,000	311,492

		553,126
Consumer Discretionary - 0.2%
Carnival Corp. (A), 5.75%, 3/1/27	150,000	150,000
Financials - 1.3%
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust, 1.75%, 1/30/26	300,000	294,395
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust, 4.625%, 10/15/27	200,000	221,420
Avolon Holdings Funding Ltd. (A),
2.125%, 2/21/26	300,000	294,596
Royal Bank of Canada, 1.15%, 6/10/25	375,000	371,923
UBS Group AG(5 year CMT + 3.313%) (A)
(C), 4.375%, 2/10/31	200,000	197,560

		1,379,894
Health Care - 0.8%
Royalty Pharma PLC, 2.2%, 9/2/30	250,000	242,245
Royalty Pharma PLC, 3.55%, 9/2/50	250,000	248,777
STERIS Irish FinCo UnLtd Co., 3.75%,
3/15/51	350,000	384,419

		875,441
Information Technology - 0.2%
NXP BV / NXP Funding LLC / NXP USA, Inc.
(A), 3.15%, 5/1/27	200,000	210,440

Total Foreign Corporate Bonds
(Cost $3,046,064)		3,168,901
LONG TERM MUNICIPAL BONDS - 2.0%
Metropolitan Transportation Authority
Revenue, 6.548%, 11/15/31	1,000,000	1,270,489
Washington County Hillsboro School
District #1J, General Obligation, 4.355%,
6/30/34	800,000	871,730

Total Long Term Municipal Bonds
(Cost $2,043,245)		2,142,219
MORTGAGE BACKED SECURITIES - 17.0%
Fannie Mae - 10.6%
3%, 9/1/30 Pool # 890696	510,135	537,325
3%, 12/1/30 Pool # AL8924	208,261	218,292
7%, 11/1/31 Pool # 607515	14,360	15,938
3.5%, 12/1/31 Pool # MA0919	53,660	57,100
6.5%, 3/1/32 Pool # 631377	18,668	20,595
7%, 5/1/32 Pool # 644591	5,269	5,461
6.5%, 6/1/32 Pool # 545691	125,448	142,155

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
3.5%, 8/1/32 Pool # MA3098	$61,439	$65,002
5.5%, 11/1/33 Pool # 555880	163,595	183,316
7%, 7/1/34 Pool # 792636	32,055	33,317
4%, 2/1/35 Pool # MA2177	577,549	628,001
5%, 8/1/35 Pool # 829670	215,928	243,926
5%, 9/1/35 Pool # 820347	278,587	315,488
5%, 9/1/35 Pool # 835699	223,994	247,298
3.5%, 12/1/35 Pool # MA2473	319,069	341,336
5%, 12/1/35 Pool # 850561	71,263	80,615
4%, 6/1/36 Pool # AL8618	158,806	172,465
5.5%, 10/1/36 Pool # 901723	104,277	115,220
6.5%, 10/1/36 Pool # 894118	231,003	260,007
6%, 11/1/36 Pool # 902510	252,382	292,498
6%, 10/1/37 Pool # 947563	241,601	280,088
6.5%, 8/1/38 Pool # 987711	288,984	341,656
3%, 11/1/39 Pool # MA3831	67,953	70,683
4%, 1/1/41 Pool # AB2080	559,251	614,300
2.5%, 5/1/41 Pool # MA4334	469,615	485,092
4.5%, 7/1/41 Pool # AB3274	227,482	251,567
5.5%, 7/1/41 Pool # AL6588	496,425	565,683
4%, 9/1/41 Pool # AJ1406	285,162	312,610
3.5%, 6/1/42 Pool # AO4136	557,390	599,856
4%, 6/1/42 Pool # MA1087	155,958	170,786
3.5%, 8/1/42 Pool # AP2133	258,343	279,072
3.5%, 9/1/42 Pool # AB6228	490,138	528,580
4%, 10/1/42 Pool # AP7363	387,795	425,808
3.5%, 3/1/43 Pool # AT0310	358,312	387,051
4%, 1/1/45 Pool # AS4257	79,160	86,906
4.5%, 2/1/45 Pool # MA2193	272,375	296,282
3.5%, 11/1/45 Pool # BA4907	170,485	182,384
3.5%, 12/1/45 Pool # AS6309	122,976	131,984
4.5%, 10/1/46 Pool # MA2783	34,811	37,700
4%, 12/1/46 Pool # BD2379	127,859	137,783
3%, 1/1/47 Pool # BE0108	264,370	279,403
2.5%, 12/1/47 Pool # FM3165	550,326	563,754
4%, 7/1/48 Pool # MA3415	154,177	163,904

		11,168,287

Freddie Mac - 6.3%
4.5%, 2/1/25 Pool # J11722	40,046	41,746
4.5%, 5/1/25 Pool # J12247	79,743	83,682
8%, 6/1/30 Pool # C01005	6,738	7,799
7%, 3/1/31 Pool # C48129	34,449	34,838
2.5%, 2/1/32 Pool # ZS8641	133,414	138,628
5.5%, 11/1/34 Pool # A28282	231,238	255,798
2.5%, 6/1/35 Pool # RC1421	221,166	229,018
5.5%, 1/1/37 Pool # G04593	104,376	119,018
2%, 3/1/41 Pool # RB5105	454,426	461,408
4%, 10/1/41 Pool # Q04092	268,042	294,517
3%, 9/1/42 Pool # C04233	712,496	752,960
3%, 4/1/43 Pool # V80025	906,859	954,165
	Par Value	Value (Note 2,3)
3%, 4/1/43 Pool # V80026	$887,693	$937,727
3.5%, 8/1/44 Pool # Q27927	249,643	268,826
3%, 7/1/45 Pool # G08653	306,425	322,515
3.5%, 8/1/45 Pool # Q35614	415,361	445,013
3%, 10/1/46 Pool # G60722	474,456	500,679
4%, 3/1/47 Pool # Q46801	142,116	152,347
3.5%, 12/1/47 Pool # Q52955	175,150	186,001
2.5%, 4/1/48 Pool # QA2240	445,986	457,448

		6,644,133
Ginnie Mae - 0.1%
6.5%, 2/20/29 Pool # 2714	23,101	25,773
6.5%, 4/20/31 Pool # 3068	16,817	19,144

		44,917

Total Mortgage Backed Securities
(Cost $17,104,568)		17,857,337

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 25.7%
U.S. Treasury Bonds - 9.4%
6.625%, 2/15/27	2,000,000	2,530,625
4.500%, 5/15/38	2,000,000	2,803,047
3.750%, 8/15/41	750,000	982,412
3.000%, 5/15/45	750,000	900,293
2.500%, 5/15/46	500,000	554,727
3.375%, 11/15/48	500,000	656,777
1.250%, 5/15/50	1,000,000	853,281
1.875%, 2/15/51	650,000	646,039

		9,927,201
U.S. Treasury Notes - 16.3%
1.375%, 9/30/23	2,500,000	2,530,469
2.250%, 11/15/25	2,000,000	2,083,984
0.375%, 1/31/26	1,500,000	1,451,836
1.500%, 8/15/26	3,500,000	3,541,699
2.375%, 5/15/27	2,000,000	2,112,266
2.875%, 5/15/28	3,000,000	3,271,055
0.625%, 8/15/30	2,250,000	2,100,586
		17,091,895

Total U.S. Government and Agency
Obligations (Cost $25,333,185)		27,019,096

	Shares	Value (Note 2,3)
SHORT-TERM INVESTMENTS - 1.9%
State Street Institutional U.S. Government
Money Market Fund, 0.03%, Premier
Class (F)	1,504,909	1,504,909
State Street Navigator Securities Lending
Government Money Market Portfolio,
0.03%(F)(G)	476,055	476,055

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Core Bond Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Total Short-Term Investments
(Cost $1,980,964)		$1,980,964

TOTAL INVESTMENTS - 99.5%
(Cost $100,247,389**)		104,617,022
NET OTHER ASSETS AND LIABILITIES - 0.5%		519,717

TOTAL NET ASSETS - 100.0%		$105,136,739

**	Aggregate cost for Federal tax purposes was $100,248,509.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

(B)	Stepped rate security. Rate shown is as of December 31, 2021.

(C)	Floating rate or variable rate note. Rate shown is as of December 31, 2021.

(D)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.
(E)	All or a portion of these securities, with an aggregate fair value of $470,702, are on loan as part of a securities lending program. See footnote (G) and Note 10 for details on the securities lending program.

(F)	7-day yield.

(G)	Represents investments of cash collateral received in connection with securities lending.

CMT	Constant Maturity Treasury.

DAC	Designated Activity Company.

FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.

FREMF	Freddie Mac Multifamily.

IO	Interest Only.

LIBOR	London Interbank Offered Rate.

LLC	Limited Liability Company.

MTN	Medium Term Note.

PLC	Public Limited Company.

REMIC	Real Estate Mortgage Investment Conduit.

SOFR	Secured Overnight Financing Rate.

STACR	Structured Agency Credit Risk.

USD	United States Dollar.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

High Income Fund Portfolio of Investments

	Par Value	Value (Note 2,3)
CORPORATE NOTES AND BONDS - 84.4%
Communication Services - 15.2%
Advantage Sales & Marketing, Inc.
(A), 6.5%, 11/15/28	$150,000	$157,125
Cars.com, Inc. (A), 6.375%, 11/1/28	150,000	159,750
CCO Holdings LLC / CCO Holdings
Capital Corp. (A), 4.75%, 3/1/30	145,000	150,800
Diamond Sports Group LLC / Diamond
Sports Finance Co. (A), 5.375%,
8/15/26	125,000	62,500
Frontier Communications Holdings
LLC (A), 5%, 5/1/28	225,000	231,750
GrubHub Holdings, Inc. (A), 5.5%,
7/1/27	200,000	198,600
Hughes Satellite Systems Corp.,
5.25%, 8/1/26	225,000	246,094
Lamar Media Corp., 4.875%, 1/15/29	180,000	187,875
Level 3 Financing, Inc. (A), 4.25%,
7/1/28	165,000	163,350
Millennium Escrow Corp. (A), 6.625%,
8/1/26	225,000	225,562
Netflix, Inc., 6.375%, 5/15/29	100,000	124,250
Outfront Media Capital LLC / Outfront
Media Capital Corp. (A), 4.25%,
1/15/29	125,000	125,228
Sprint Corp., 7.125%, 6/15/24	275,000	308,730
Viasat, Inc. (A), 6.5%, 7/15/28	150,000	150,375

		2,491,989
Consumer Discretionary - 12.2%
American Airlines, Inc. / AAdvantage
Loyalty IP Ltd. (A), 5.5%, 4/20/26	300,000	311,962
Delta Air Lines, Inc. (B), 7.375%,
1/15/26	125,000	147,145
Genting New York LLC / GENNY
Capital, Inc. (A) (B), 3.3%, 2/15/26	200,000	198,085
Murphy Oil USA, Inc., 5.625%, 5/1/27	400,000	416,000
Picasso Finance Sub, Inc. (A), 6.125%,
6/15/25	175,000	182,875
QVC, Inc., 4.375%, 9/1/28	125,000	124,063
Scientific Games International, Inc.
(A), 5%, 10/15/25	275,000	283,113
United Airlines, Inc. (A), 4.375%,
4/15/26	125,000	130,342
Vail Resorts, Inc. (A), 6.25%, 5/15/25	200,000	208,000

		2,001,585
Consumer Staples - 6.0%
B&G Foods, Inc., 5.25%, 9/15/27	215,000	222,256
Edgewell Personal Care Co. (A), 5.5%,
6/1/28	125,000	132,634
	Par Value	Value (Note 2,3)
Lamb Weston Holdings, Inc. (A) (B),
4.875%, 5/15/28	$125,000	$135,313
Lamb Weston Holdings, Inc. (A),
4.125%, 1/31/30	100,000	102,619
Performance Food Group, Inc. (A),
5.5%, 10/15/27	210,000	219,187
U.S. Foods, Inc. (A), 6.25%, 4/15/25	175,000	182,219

		994,228
Energy - 3.2%
Berry Petroleum Co. LLC (A) (B), 7%,
2/15/26	125,000	123,750
Buckeye Partners LP (A), 4.125%,
3/1/25	150,000	154,875
Sunoco LP / Sunoco Finance Corp.,
6%, 4/15/27	125,000	130,362
Sunoco LP / Sunoco Finance Corp. (A),
4.5%, 4/30/30	110,000	112,741

		521,728
Financials - 22.2%
Alliance Data Systems Corp. (A),
4.75%, 12/15/24	500,000	510,165
Credit Acceptance Corp. (A), 5.125%,
12/31/24	200,000	205,000
Diversified Healthcare Trust, 9.75%,
6/15/25	150,000	162,292
Enact Holdings, Inc. (A), 6.5%,
8/15/25	250,000	273,125
Home Point Capital, Inc. (A), 5%,
2/1/26	130,000	120,575
Iron Mountain, Inc. (A), 4.875%,
9/15/27	250,000	259,245
Iron Mountain, Inc. (A), 5.25%,
7/15/30	135,000	142,266
Jefferies Finance LLC / JFIN Co-Issuer
Corp. (A), 5%, 8/15/28	200,000	205,000
MGIC Investment Corp., 5.25%,
8/15/28	200,000	210,000
MPT Operating Partnership LP / MPT
Finance Corp., 5%, 10/15/27	400,000	418,500
MPT Operating Partnership LP / MPT
Finance Corp., 3.5%, 3/15/31	150,000	151,687
NFP Corp. (A), 6.875%, 8/15/28	125,000	125,313
OneMain Finance Corp., 3.875%,
9/15/28	175,000	171,500
RHP Hotel Properties LP / RHP
Finance Corp. (A), 4.5%, 2/15/29	115,000	115,000
RLJ Lodging Trust LP (A), 3.75%,
7/1/26	150,000	150,825

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

High Income Fund Portfolio of Investments - continued

	Par Value	Value (Note 2,3)
Rocket Mortgage LLC / Rocket
Mortgage Co-Issuer, Inc. (A), 3.875%,
3/1/31	$200,000	$203,000
SBA Communications Corp., 3.875%,
2/15/27	225,000	231,750

		3,655,243
Health Care - 3.5%
AdaptHealth LLC (A), 4.625%, 8/1/29	50,000	50,000
HCA, Inc., 5.875%, 2/15/26	250,000	282,192
Legacy LifePoint Health LLC (A),
6.75%, 4/15/25	150,000	156,375
Mozart Debt Merger Sub, Inc. (A),
3.875%, 4/1/29	90,000	89,682

		578,249
Industrials - 16.1%
ADT Security Corp., 4.125%, 6/15/23	225,000	233,695
Brink’s Co. (A), 5.5%, 7/15/25	125,000	130,000
Energizer Holdings, Inc. (A), 4.75%,
6/15/28	190,000	194,038
EnerSys (A), 4.375%, 12/15/27	125,000	129,688
Madison IAQ LLC (A), 4.125%,
6/30/28	190,000	190,475
Roller Bearing Co. of America, Inc. (A),
4.375%, 10/15/29	90,000	91,800
RR Donnelley & Sons Co. (A) (B),
6.125%, 11/1/26	300,000	328,500
Sealed Air Corp. (A), 5.125%, 12/1/24	300,000	321,000
Spirit AeroSystems, Inc. (A), 5.5%,
1/15/25	250,000	259,062
Spirit AeroSystems, Inc. (A), 7.5%,
4/15/25	250,000	262,187
TransDigm, Inc. (A), 6.25%, 3/15/26	275,000	285,828
Waste Pro USA, Inc. (A), 5.5%,
2/15/26	225,000	223,875

		2,650,148
Information Technology - 2.0%
Pitney Bowes, Inc. (A), 6.875%,
3/15/27	210,000	215,250
Playtika Holding Corp. (A), 4.25%,
3/15/29	110,000	107,800

		323,050
Materials - 2.5%
Arconic Corp. (A), 6.125%, 2/15/28	165,000	175,593
Kraton Polymers LLC / Kraton
Polymers Capital Corp. (A), 4.25%,
12/15/25	225,000	232,900

		408,493
	Par Value	Value (Note 2,3)
Utilities - 1.5%
AmeriGas Partners LP / AmeriGas
Finance Corp., 5.875%, 8/20/26	$100,000	$111,851
Calpine Corp. (A), 3.75%, 3/1/31	135,000	130,950

		242,801

Total Corporate Notes and Bonds
(Cost $13,582,109)		13,867,514

FOREIGN CORPORATE BONDS - 9.1%

Communication Service - 0.8%
Telesat Canada / Telesat LLC (A),
6.5%, 10/15/27	175,000	135,800
Consumer Discretionary - 5.8%
Carnival Corp. (A), 5.75%, 3/1/27	200,000	200,000
Hawaiian Brand Intellectual Property
Ltd. / HawaiianMiles Loyalty Ltd. (A),
5.75%, 1/20/26	175,000	183,094
International Game Technology PLC
(A), 4.125%, 4/15/26	250,000	257,518
NCL Corp. Ltd. (A), 12.25%, 5/15/24	81,000	95,985
Royal Caribbean Cruises Ltd. (A),
9.125%, 6/15/23	200,000	211,500

		948,097
Health Care - 2.5%
Mallinckrodt International Finance
SA / Mallinckrodt CB LLC (A) (C), 10%,
4/15/25	425,000	410,125

Total Foreign Corporate Bonds
(Cost $1,556,674)		1,494,022

	Shares	Value (Note 2,3)
EXCHANGE TRADED FUNDS - 3.1%
Bond Funds - 3.1%
iShares iBoxx High Yield Corporate
Bond ETF	5,900	513,359

Total Exchange Traded Funds
(Cost $508,730)		513,359

SHORT-TERM INVESTMENTS - 7.2%
State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (D)	377,497	377,497
State Street Navigator Securities
Lending Government Money Market
Portfolio, 0.03% (D) (E)	808,955	808,955

Total Short-Term Investments
(Cost $1,186,452)		1,186,452

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

High Income Fund Portfolio of Investments - continued

Par Value	Value (Note 2,3)
TOTAL INVESTMENTS - 103.8%
(Cost $16,833,965**)	$17,061,347

NET OTHER ASSETS AND LIABILITIES - (3.8%)	(626,046)

TOTAL NET ASSETS - 100.0%	$16,435,301

**	Aggregate cost for Federal tax purposes was $16,825,059.
(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”
(B)	All or a portion of these securities, with an aggregate fair value of $793,151, are on loan as part of a securities lending program. See footnote (E) and Note 10 for details on the securities lending program.
(C)	In default. Issuer is bankrupt.
(D)	7-day yield.
(E)	Represents investments of cash collateral received in connection with securities lending.
ETF	Exchange Traded Fund.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 69.5%

Communication Services - 4.1%
Comcast Corp., Class A	104,500	$5,259,485
Verizon Communications, Inc.	83,000	4,312,680

		9,572,165
Consumer Discretionary - 6.0%
Home Depot, Inc.	12,773	5,300,922
McDonald’s Corp.	21,325	5,716,593
Starbucks Corp.	24,800	2,900,856

		13,918,371
Consumer Staples - 7.6%
Archer-Daniels-Midland Co.	36,450	2,463,656
Coca-Cola Co.	42,600	2,522,346
Colgate-Palmolive Co.	27,000	2,304,180
Hershey Co.	10,000	1,934,700
PepsiCo, Inc.	26,450	4,594,629
Procter & Gamble Co.	22,300	3,647,834

		17,467,345
Energy - 2.9%
Baker Hughes Co.	146,000	3,512,760
EOG Resources, Inc.	35,800	3,180,114

		6,692,874
Financials - 13.2%
Aflac, Inc.	54,250	3,167,658
BlackRock, Inc.	6,000	5,493,360
CME Group, Inc.	22,000	5,026,120
JPMorgan Chase & Co.	28,100	4,449,635
Northern Trust Corp.	41,900	5,011,659
Travelers Cos., Inc.	31,800	4,974,474
U.S. Bancorp	42,000	2,359,140

		30,482,046
Health Care - 12.6%
AmerisourceBergen Corp.	19,700	2,617,933
Bristol-Myers Squibb Co.	88,700	5,530,445
CVS Health Corp.	61,700	6,364,972
Johnson & Johnson	32,000	5,474,240
Medtronic PLC	26,400	2,731,080
Pfizer, Inc.	106,700	6,300,635

		29,019,305
Industrials - 7.2%
3M Co.	17,600	3,126,288
Emerson Electric Co.	28,244	2,625,845
Fastenal Co.	59,000	3,779,540
Honeywell International, Inc.	7,300	1,522,123
PACCAR, Inc.	28,500	2,515,410
	Shares	Value (Note 2,3)
Union Pacific Corp.	12,050	$3,035,756

		16,604,962

Information Technology - 9.2%
Automatic Data Processing, Inc.	9,200	2,268,536
Cisco Systems, Inc.	97,300	6,165,901
Oracle Corp.	28,500	2,485,485
Paychex, Inc.	28,050	3,828,825
Texas Instruments, Inc.	24,450	4,608,092

		21,202,424

Materials - 3.5%
Linde PLC	8,575	2,970,637
Nucor Corp.	44,400	5,068,260

		8,038,897
Real Estate - 1.5%
American Tower Corp., REIT	11,750	3,436,875

Utilities - 1.7%
Dominion Energy, Inc.	48,600	3,818,016

Total Common Stocks
(Cost $97,089,122)		160,253,280

	Par Value
ASSET BACKED SECURITIES - 1.1%
Carmax Auto Owner Trust, Series
2018-3, Class A3, 3.13%, 6/15/23	$18,978	19,032
CCG Receivables Trust, Series 2020-1,
Class A2 (A), 0.54%, 12/14/27	64,431	64,344
Chesapeake Funding II LLC, Series
2018-3A, Class B (A), 3.62%, 1/15/31	100,000	101,018
CNH Equipment Trust, Series 2019-A,
Class A4, 3.22%, 1/15/26	130,000	133,048
Dell Equipment Finance Trust,
Series 2019-2, Class A3 (A), 1.91%,
10/22/24	170,454	171,183
Donlen Fleet Lease Funding LLC,
Series 2021-2, Class A2 (A), 0.56%,
12/11/34	200,000	198,835
Enterprise Fleet Financing LLC, Series
2019-3, Class A2 (A), 2.06%, 5/20/25	203,354	204,898
JPMorgan Chase Bank NA, Series
2020-2, Class B (A), 0.84%, 2/25/28	143,492	143,225
JPMorgan Chase Bank NA, Series
2021-1, Class B (A), 0.875%, 9/25/28	184,296	183,664
JPMorgan Chase Bank NA, Series
2021-2, Class B (A), 0.889%,
12/26/28	214,997	213,898
JPMorgan Chase Bank NA, Series
2021-3, Class C (A), 0.86%, 2/26/29	244,384	242,860

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
LAD Auto Receivables Trust, Series
2021-1A, Class A (A), 1.3%, 8/17/26	227,163	$226,717
Santander Consumer Auto
Receivables Trust, Series 2020-BA,
Class A3 (A), 0.46%, 8/15/24	188,456	188,445
Santander Revolving Auto Loan
Trust, Series 2019-A, Class C (A), 3%,
1/26/32	200,000	206,642
Verizon Owner Trust, Series 2018-A,
Class A1A, 3.23%, 4/20/23	1,328	1,331
Verizon Owner Trust, Series 2020-A,
Class B, 1.98%, 7/22/24	150,000	151,872
Wheels SPV LLC, Series 2019-1A,
Class A2 (A), 2.3%, 5/22/28	22,736	22,811

Total Asset Backed Securities
(Cost $2,474,814)		2,473,823

COLLATERALIZED MORTGAGE OBLIGATIONS - 1.6%
CIM Trust, Series 2021-J2, Class A4 (A)
(B) (C), 2.5%, 4/25/51	158,553	159,851
Fannie Mae REMICS, Series 2011-31,
Class DB, 3.5%, 4/25/31	158,193	167,805
Fannie Mae REMICS, Series 2011-36,
Class QB, 4%, 5/25/31	240,990	259,548
Fannie Mae REMICS, Series 2005-79,
Class LT, 5.5%, 9/25/35	222,551	254,132
Fannie Mae REMICS, Series 2020-44,
Class TI, IO, 5.5%, 12/25/35	1,088,914	193,965
Fannie Mae REMICS, Series 2016-21,
Class BA, 3%, 3/25/42	65,218	65,874
Flagstar Mortgage Trust, Series
2021-9INV, Class A1 (A) (B) (C), 2.5%,
9/25/41	191,260	195,332
Freddie Mac REMICS, Series 4037,
Class B, 3%, 4/15/27	330,471	341,782
Freddie Mac STACR REMIC Trust,
Series 2021-DNA3, Class M1,
(SOFR30A + 0.750%) (A) (B), 0.8%,
10/25/33	254,129	254,052
Freddie Mac STACR REMIC Trust,
Series 2021-DNA5, Class M1,
(SOFR30A + 0.650%) (A) (B), 0.7%,
1/25/34	49,986	49,970
GS Mortgage-Backed Securities Corp.
Trust, Series 2020-PJ6, Class A2 (A)
(B) (C), 2.5%, 5/25/51	197,333	197,731
JPMorgan Mortgage Trust, Series
2019-7, Class A3 (A) (B) (C), 3.5%,
2/25/50	58,954	59,509
	Shares	Value (Note 2,3)
JPMorgan Mortgage Trust, Series
2021-1, Class A3 (A) (B) (C), 2.5%,
6/25/51	330,802	$330,875
JPMorgan Mortgage Trust, Series
2021-3, Class A3 (A) (B) (C), 2.5%,
7/1/51	120,165	120,215
JPMorgan Mortgage Trust, Series
2021-6, Class A4 (A) (B) (C), 2.5%,
10/25/51	220,990	222,932
JPMorgan Wealth Management,
Series 2020-ATR1, Class A3 (A) (B) (C),
3%, 2/25/50	53,587	54,379
PSMC Trust, Series 2019-2, Class A1
(A) (B) (C), 3.5%, 10/25/49	10,457	10,489
PSMC Trust, Series 2021-1, Class A11
(A) (B) (C), 2.5%, 3/25/51	126,094	127,278
RCKT Mortgage Trust, Series 2021-6,
Class A5 (A) (B) (C), 2.5%, 12/25/51	325,000	327,006
Sequoia Mortgage Trust, Series 2013-
7, Class A2 (B) (C), 3%, 6/25/43	171,893	171,830
Towd Point HE Trust, Series 2021-HE1,
Class A1 (A) (B) (C), 0.918%, 2/25/63	143,587	142,915

Total Collateralized Mortgage Obligations
(Cost $3,675,738)		3,707,470

COMMERCIAL MORTGAGE-BACKED SECURITIES - 0.3%
FHLMC Multifamily Structured Pass
Through Certificates, Series KJ17,
Class A2, 2.982%, 11/25/25	154,779	161,798
FHLMC Multifamily Structured Pass
Through Certificates, Series K066,
Class A2, 3.117%, 6/25/27	300,000	323,710
FREMF Mortgage Trust, Series 2015-
K721, Class B (A) (B) (C), 3.559%,
11/25/47	400,000	406,165
GSAMP Trust, Series 2006-S5,
Class M5 (C), 7.488% 9/25/36	2,190,000	–

Total Commercial Mortgage-Backed
Securities (Cost $859,065)		891,673

CORPORATE NOTES AND BONDS - 10.7%
Communication Services - 1.4%
Amazon.com, Inc., 1.65%, 5/12/28	400,000	400,893
AT&T, Inc., 2.25%, 2/1/32	200,000	193,502
AT&T, Inc., 4.75%, 5/15/46	500,000	605,699
Charter Communications Operating
LLC / Charter Communications
Operating Capital Corp., 4.464%,
7/23/22	300,000	304,428
Comcast Corp., 4.15%, 10/15/28	275,000	312,438

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
Discovery Communications LLC, 5%,
9/20/37	300,000	$358,735
eBay, Inc., 1.9%, 3/11/25	50,000	50,581
eBay, Inc., 2.6%, 5/10/31	250,000	252,724
Expedia Group, Inc., 3.25%, 2/15/30	250,000	255,368
T-Mobile USA, Inc., 2.625%, 4/15/26	100,000	100,500
Verizon Communications, Inc.,
4.329%, 9/21/28	309,000	351,295

		3,186,163
Consumer Discretionary - 0.7%
7-Eleven, Inc. (A), 1.8%, 2/10/31	125,000	118,427
Hilton Domestic Operating Co., Inc.
(A), 5.375%, 5/1/25	100,000	104,060
Lowe’s Cos., Inc., 3%, 10/15/50	300,000	297,022
McDonald’s Corp., 2.125%, 3/1/30	100,000	99,641
Picasso Finance Sub, Inc. (A), 6.125%,
6/15/25	90,000	94,050
Southwest Airlines Co., 5.25%,
5/4/25	75,000	83,334
Southwest Airlines Co., 5.125%,
6/15/27	300,000	343,179
Tractor Supply Co., 1.75%, 11/1/30	125,000	117,165
Vail Resorts, Inc. (A), 6.25%, 5/15/25	100,000	104,000
Walgreens Boots Alliance, Inc. (D),
3.45%, 6/1/26	123,000	130,939

		1,491,817
Consumer Staples - 0.4%
Conagra Brands, Inc., 0.5%, 8/11/23	250,000	247,872
Hormel Foods Corp., 1.8%, 6/11/30	75,000	73,617
Keurig Dr Pepper, Inc., 3.8%, 5/1/50	100,000	110,806
Mars, Inc. (A), 3.875%, 4/1/39	150,000	173,823
Mars, Inc. (A), 2.375%, 7/16/40	250,000	238,703
Performance Food Group, Inc. (A),
5.5%, 10/15/27	50,000	52,188
Sysco Corp., 5.95%, 4/1/30	83,000	103,694

		1,000,703
Energy - 1.9%
Energy Transfer LP, 5.25%, 4/15/29	100,000	114,634
Enterprise Products Operating LLC,
3.75%, 2/15/25	250,000	265,738
Exxon Mobil Corp., 4.114%, 3/1/46	500,000	586,303
Kinder Morgan, Inc., 5.55%, 6/1/45	250,000	316,995
Marathon Petroleum Corp., 4.7%,
5/1/25	125,000	136,420
MPLX LP, 4.8%, 2/15/29	150,000	171,424
MPLX LP, 2.65%, 8/15/30	100,000	99,648
	Shares	Value (Note 2,3)
Occidental Petroleum Corp., 3.5%,
8/15/29	200,000	$205,190
Phillips 66, 2.15%, 12/15/30	250,000	240,860
Phillips 66, 4.65%, 11/15/34	500,000	586,624
Pioneer Natural Resources Co.,
2.15%, 1/15/31	125,000	120,246
Sabine Pass Liquefaction LLC, 4.5%,
5/15/30	100,000	112,907
Schlumberger Holdings Corp. (A), 4%,
12/21/25	26,000	28,017
Schlumberger Holdings Corp. (A),
3.9%, 5/17/28	390,000	421,599
Valero Energy Corp., 6.625%, 6/15/37	500,000	674,987
Valero Energy Partners LP, 4.5%,
3/15/28	350,000	386,189

		4,467,781
Financials - 3.1%
Air Lease Corp., 1.875%, 8/15/26	150,000	147,602
Bank of America Corp., (SOFR +
0.910%) (B), 1.658%, 3/11/27	200,000	198,701
Bank of America Corp., (SOFR +
1.060%) (B), 2.087%, 6/14/29	200,000	198,764
Bank of New York Mellon Corp., Series
I, (5 year CMT + 2.630%) (B), 3.75%,
12/20/26	375,000	376,339
Belrose Funding Trust (A), 2.33%,
8/15/30	100,000	98,152
BlackRock, Inc., 2.1%, 2/25/32	100,000	99,325
Brixmor Operating Partnership LP,
3.65%, 6/15/24	100,000	104,788
Capital One Financial Corp., (5 year
CMT + 3.157%) (B), 3.95%, 9/1/26	250,000	251,250
Cboe Global Markets, Inc., 3.65%,
1/12/27	300,000	326,387
Charles Schwab Corp., (10 year CMT
+ 3.079%) (B), 4%, 12/1/30	175,000	176,750
Empower Finance LP (A), 3.075%,
9/17/51	75,000	76,126
Fifth Third Bancorp, 2.55%, 5/5/27	125,000	129,016
GLP Capital LP / GLP Financing, Inc.,
3.25%, 1/15/32	100,000	100,539
Goldman Sachs BDC, Inc., 2.875%,
1/15/26	100,000	102,472
Goldman Sachs Group, Inc., (SOFR +
0.913%) (B), 1.948%, 10/21/27	250,000	249,049
Healthpeak Properties, Inc., 3.25%,
7/15/26	200,000	212,479
Huntington Bancshares, Inc., (5 year
CMT + 1.170%) (A) (B), 2.487%,
8/15/36	300,000	287,774

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
Iron Mountain, Inc. (A), 4.5%,
2/15/31	100,000	$101,069
Jefferies Group LLC / Jefferies Group
Capital Finance, Inc., 2.625%,
10/15/31	175,000	172,327
JPMorgan Chase & Co., Series II,
(SOFR + 2.745%) (B), 4%, 4/1/25	350,000	351,750
JPMorgan Chase & Co., (SOFR +
0.695%) (B), 1.04%, 2/4/27	250,000	242,089
KKR Group Finance Co. VIII LLC (A),
3.5%, 8/25/50	125,000	131,291
Liberty Mutual Group, Inc. (A),
3.95%, 5/15/60	50,000	55,126
Morgan Stanley, 3.875%, 1/27/26	200,000	216,374
Morgan Stanley, (SOFR + 0.879%)
(B), 1.593%, 5/4/27	150,000	148,479
Morgan Stanley, (SOFR + 1.020%)
(B), 1.928%, 4/28/32	500,000	478,314
NASDAQ, Inc., 1.65%, 1/15/31	400,000	372,776
Omega Healthcare Investors, Inc.,
3.375%, 2/1/31	200,000	201,660
Prudential Financial, Inc., (5 year CMT
+ 3.035%) (B), 3.7%, 10/1/50	125,000	126,575
STORE Capital Corp., 4.5%, 3/15/28	200,000	221,147
Synchrony Financial, 3.7%, 8/4/26	250,000	265,634
Teachers Insurance & Annuity
Association of America (A), 3.3%,
5/15/50	100,000	104,681
Truist Bank, 2.25%, 3/11/30	50,000	49,920
Truist Financial Corp., (SOFR +
0.609%) (B), 1.267%, 3/2/27	200,000	196,332
Wells Fargo & Co., (SOFR + 2.100%)
(B), 2.393%, 6/2/28	175,000	177,976
Welltower, Inc., 2.05%, 1/15/29	150,000	147,759
Western Union Co., 2.85%, 1/10/25	200,000	207,059

		7,103,851
Health Care - 1.0%
Anthem, Inc., 2.375%, 1/15/25	200,000	206,291
Baxter International, Inc. (A),
2.272%, 12/1/28	300,000	302,442
Cigna Corp., 4.375%, 10/15/28	50,000	56,870
Cigna Corp., 4.9%, 12/15/48	100,000	129,644
CVS Health Corp., 5.125%, 7/20/45	400,000	521,521
Health Care Service Corp. A Mutual
Legal Reserve Co. (A), 2.2%, 6/1/30	75,000	73,528
PerkinElmer, Inc., 0.55%, 9/15/23	325,000	322,279
UnitedHealth Group, Inc., 3.7%,
8/15/49	150,000	173,237
Viatris, Inc., 2.7%, 6/22/30	200,000	200,912
	Shares	Value (Note 2,3)
Zoetis, Inc., 3%, 9/12/27	225,000	$237,332
Zoetis, Inc., 3%, 5/15/50	175,000	182,656

		2,406,712
Industrials - 0.9%
Ashtead Capital, Inc. (A), 2.45%,
8/12/31	275,000	268,079
Block, Inc. (A), 2.75%, 6/1/26	200,000	200,238
Boeing Co., 2.196%, 2/4/26	150,000	150,006
Boeing Co., 3.625%, 2/1/31	125,000	133,437
Boeing Co., 5.805%, 5/1/50	75,000	101,888
Martin Marietta Materials, Inc., 3.2%,
7/15/51	300,000	304,658
Quanta Services, Inc., 2.9%, 10/1/30	150,000	152,698
TD SYNNEX Corp. (A), 2.65%, 8/9/31	50,000	48,122
Textron, Inc., 2.45%, 3/15/31	150,000	147,570
TransDigm, Inc. (A), 6.25%, 3/15/26	100,000	103,937
Vulcan Materials Co., 3.5%, 6/1/30	175,000	189,203
WRKCo, Inc., 3.9%, 6/1/28	175,000	191,741
WRKCo, Inc., 3%, 6/15/33	100,000	102,966

		2,094,543
Information Technology - 0.7%
Broadcom, Inc., 4.15%, 11/15/30	95,000	105,466
Broadcom, Inc. (A), 3.187%,
11/15/36	5,000	4,999
Citrix Systems, Inc., 4.5%, 12/1/27	85,000	92,331
Dell International LLC / EMC Corp.,
8.35%, 7/15/46	44,000	73,350
Dell International LLC / EMC Corp. (A),
3.45%, 12/15/51	75,000	72,121
HP, Inc. (A), 2.65%, 6/17/31	300,000	296,094
Intel Corp., 3.734%, 12/8/47	435,000	497,196
Intuit, Inc., 1.65%, 7/15/30	100,000	96,548
Oracle Corp., 3.95%, 3/25/51	200,000	208,393
salesforce.com, Inc., 2.9%, 7/15/51	150,000	153,273

		1,599,771
Materials - 0.3%
DuPont de Nemours, Inc., 4.725%,
11/15/28	295,000	341,952
EI du Pont de Nemours and Co., 1.7%,
7/15/25	50,000	50,381
International Flavors & Fragrances,
Inc. (A), 1.832%, 10/15/27	250,000	245,613

		637,946

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
Utilities - 0.3%
AES Corp., 1.375%, 1/15/26	250,000	$242,738
Berkshire Hathaway Energy Co.,
1.65%, 5/15/31	125,000	118,575
Interstate Power & Light Co., 3.5%,
9/30/49	150,000	161,340
Wisconsin Electric Power Co., 1.7%,
6/15/28	100,000	98,038

		620,691

Total Corporate Notes and Bonds
(Cost $23,237,013)		24,609,978

FOREIGN CORPORATE BONDS - 0.6%
Communication Service - 0.1%
Thomson Reuters Corp. (D), 4.3%,
11/23/23	200,000	210,178
Financials - 0.3%
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust, 1.75%, 1/30/26	200,000	196,263
AerCap Ireland Capital DAC / AerCap
Global Aviation Trust, 4.625%,
10/15/27	150,000	166,066
Avolon Holdings Funding Ltd. (A),
2.125%, 2/21/26	200,000	196,397
UBS Group AG(5 year CMT + 3.313%)
(A) (B), 4.375%, 2/10/31	200,000	197,560

		756,286
Health Care - 0.2%
Royalty Pharma PLC, 2.2%, 9/2/30	200,000	193,797
Royalty Pharma PLC, 3.55%, 9/2/50	200,000	199,021

		392,818

Total Foreign Corporate Bonds
(Cost $1,330,656)		1,359,282

LONG TERM MUNICIPAL BONDS - 0.6%
Metropolitan Transportation
Authority Revenue, 6.548%,
11/15/31	1,000,000	1,270,490
University of Massachusetts Building
Authority Revenue, 6.573%, 5/1/39	70,000	70,265

Total Long Term Municipal Bonds
(Cost $1,293,064)		1,340,755

MORTGAGE BACKED SECURITIES - 4.3%
Fannie Mae - 2.7%
3%, 9/1/30 Pool # 890696	241,643	254,522
3%, 12/1/30 Pool # AL8924	166,609	174,633
7%, 11/1/31 Pool # 607515	14,360	15,938
	Shares	Value (Note 2,3)
3.5%, 12/1/31 Pool # MA0919	67,075	$71,375
7%, 5/1/32 Pool # 644591	2,897	3,002
3.5%, 8/1/32 Pool # MA3098	61,439	65,002
5.5%, 10/1/33 Pool # 254904	70,191	79,433
5.5%, 11/1/33 Pool # 555880	163,595	183,316
5%, 5/1/34 Pool # 780890	220,350	249,123
7%, 7/1/34 Pool # 792636	15,343	15,947
4%, 2/1/35 Pool # MA2177	277,668	301,924
5%, 9/1/35 Pool # 820347	113,860	128,942
5%, 9/1/35 Pool # 835699	93,761	103,516
5%, 12/1/35 Pool # 850561	29,811	33,723
5.5%, 9/1/36 Pool # 831820	166,980	188,509
5.5%, 10/1/36 Pool # 901723	39,104	43,207
5.5%, 12/1/36 Pool # 903059	136,760	152,092
4%, 1/1/41 Pool # AB2080	248,556	273,022
2.5%, 5/1/41 Pool # MA4334	234,807	242,546
4.5%, 7/1/41 Pool # AB3274	71,706	79,298
5.5%, 7/1/41 Pool # AL6588	286,399	326,355
4%, 9/1/41 Pool # AJ1406	126,739	138,938
4%, 10/1/41 Pool # AJ4046	247,756	274,522
3.5%, 6/1/42 Pool # AO4136	209,021	224,946
3.5%, 6/1/42 Pool # AO4134	211,724	228,745
3.5%, 8/1/42 Pool # AP2133	215,286	232,560
4%, 10/1/42 Pool # AP7363	204,103	224,110
3%, 2/1/43 Pool # AB8486	373,499	394,365
3%, 2/1/43 Pool # AL3072	391,963	415,488
3.5%, 3/1/43 Pool # AT0310	228,017	246,305
4%, 1/1/45 Pool # AS4257	57,171	62,765
4.5%, 2/1/45 Pool # MA2193	153,814	167,315
3.5%, 4/1/45 Pool # MA2229	156,838	167,917
3.5%, 11/1/45 Pool # BA4907	170,485	182,384
3.5%, 12/1/45 Pool # AS6309	46,116	49,494
2.5%, 12/1/47 Pool # FM3165	137,582	140,939
4%, 7/1/48 Pool # MA3415	115,633	122,928

		6,259,146
Freddie Mac - 1.6%
4.5%, 2/1/25 Pool # J11722	24,028	25,048
4.5%, 5/1/25 Pool # J12247	22,428	23,535
8%, 6/1/30 Pool # C01005	5,391	6,239
6.5%, 1/1/32 Pool # C62333	53,064	58,658
2.5%, 6/1/35 Pool # RC1421	193,520	200,391
3.5%, 11/1/40 Pool # G06168	98,676	106,605
2%, 3/1/41 Pool # RB5105	454,426	461,408
4.5%, 9/1/41 Pool # Q03516	192,440	212,662
4%, 10/1/41 Pool # Q04092	268,042	294,517
3%, 9/1/42 Pool # C04233	227,999	240,947
3%, 4/1/43 Pool # V80025	362,743	381,666
3%, 4/1/43 Pool # V80026	355,077	375,091
3%, 7/1/45 Pool # G08653	183,855	193,509

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Diversified Income Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
3.5%, 8/1/45 Pool # Q35614	276,907	$296,676
3%, 10/1/46 Pool # G60722	262,465	276,971
4%, 3/1/47 Pool # Q46801	113,693	121,877
2.5%, 4/1/48 Pool # QA2240	334,489	343,086

		3,618,886
Ginnie Mae - 0.0%
6.5%, 4/20/31 Pool # 3068	13,850	15,766

Total Mortgage Backed Securities
( Cost $9,497,662 )		9,893,798

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.3%

U.S. Treasury Bonds - 2.6%
6.625%, 2/15/27	1,500,000	1,897,969
3.000%, 5/15/42	750,000	890,918
2.500%, 2/15/45	750,000	827,842
2.500%, 5/15/46	500,000	554,726
2.250%, 8/15/46	500,000	530,762
3.000%, 5/15/47	200,000	243,687
1.250%, 5/15/50	500,000	426,641
1.875%, 2/15/51	650,000	646,039

		6,018,584
U.S. Treasury Notes - 5.7%
1.375%, 9/30/23	1,750,000	1,771,328
2.250%, 12/31/24	500,000	518,926
2.250%, 11/15/25	2,500,000	2,604,981
1.500%, 8/15/26	3,000,000	3,035,742
2.375%, 5/15/27	1,000,000	1,056,133
0.375%, 9/30/27	1,500,000	1,420,898
2.875%, 5/15/28	1,500,000	1,635,527
0.625%, 8/15/30	1,250,000	1,166,992

		13,210,527

Total U.S. Government and Agency
Obligations ( Cost $18,676,199 )		19,229,111

	Shares	Value (Note 2,3)

SHORT-TERM INVESTMENTS - 2.8%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (E)	6,253,770	6,253,770
	Shares	Value (Note 2,3)
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (E) (F)	148,268	$148,268

Total Short-Term Investments
( Cost $6,402,038 )		6,402,038

TOTAL INVESTMENTS - 99.8%
( Cost $164,535,371** )		230,161,208

NET OTHER ASSETS AND LIABILITIES - 0.2%		383,723

TOTAL NET ASSETS - 100.0%		$230,544,931

**	Aggregate cost for Federal tax purposes was $165,283,178.

(A)	Security sold within terms of a private placement memorandum exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “qualified institutional buyers.”

(B)	Floating rate or variable rate note. Rate shown is as of December 31, 2021.

(C)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. The coupon rate shown represents the rate at period end.

(D)	All or a portion of these securities, with an aggregate fair value of $145,202, are on loan as part of a securities lending program. See footnote (F) and Note 10 for details on the securities lending program.

(E)	7-day yield.

(F)	Represents investments of cash collateral received in connection with securities lending.

CMT	Constant Maturity Treasury.

DAC	Designated Activity Company.

FHLMC	Federal Home Loan Mortgage Corp or Freddie Mac.

FREMF	Freddie Mac Multifamily.

IO	Interest Only.

LIBOR	London Interbank Offered Rate.

LLC	Limited Liability Company.

PLC	Public Limited Company.

REIT	Real Estate Investment Trust.

REMIC	Real Estate Mortgage Investment Conduit.

SOFR	Secured Overnight Financing Rate.

STACR	Structured Agency Credit Risk.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Large Cap Value Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 98.6%

Communication Services - 5.9%
Comcast Corp., Class A	156,000	$7,851,480
Verizon Communications, Inc.	124,500	6,469,020

		14,320,500

Consumer Discretionary - 8.4%
Home Depot, Inc.	18,500	7,677,685
McDonald’s Corp.	32,000	8,578,240
Starbucks Corp.	35,500	4,152,435

		20,408,360

Consumer Staples - 10.6%
Archer-Daniels-Midland Co.	55,500	3,751,245
Coca-Cola Co.	63,500	3,759,835
Colgate-Palmolive Co.	38,000	3,242,920
Hershey Co.	14,000	2,708,580
PepsiCo, Inc.	39,000	6,774,690
Procter & Gamble Co.	33,000	5,398,140

		25,635,410

Energy - 4.1%
Baker Hughes Co.	220,000	5,293,200
EOG Resources, Inc.	53,000	4,707,990

		10,001,190

Financials - 18.6%
Aflac, Inc.	83,000	4,846,370
BlackRock, Inc.	8,700	7,965,372
CME Group, Inc.	31,500	7,196,490
JPMorgan Chase & Co.	42,500	6,729,875
Northern Trust Corp.	63,000	7,535,430
Travelers Cos., Inc.	48,000	7,508,640
U.S. Bancorp	62,000	3,482,540

		45,264,717

Health Care - 17.6%
AmerisourceBergen Corp.	30,000	3,986,700
Bristol-Myers Squibb Co.	131,500	8,199,025
CVS Health Corp.	89,000	9,181,240
Johnson & Johnson	47,500	8,125,825
Medtronic PLC	37,000	3,827,650
Pfizer, Inc.	160,000	9,448,000

		42,768,440

Industrials - 10.1%
3M Co.	25,500	4,529,565
Emerson Electric Co.	41,500	3,858,255
	Shares	Value (Note 2,3)
Fastenal Co.	89,000	$5,701,340
Honeywell International, Inc.	11,000	2,293,610
PACCAR, Inc.	41,500	3,662,790
Union Pacific Corp.	17,500	4,408,775

		24,454,335

Information Technology - 13.1%
Analog Devices, Inc.	15,000	2,636,550
Automatic Data Processing, Inc.	14,000	3,452,120
Cisco Systems, Inc.	144,000	9,125,280
Oracle Corp.	44,500	3,880,845
Paychex, Inc.	42,500	5,801,250
Texas Instruments, Inc.	36,000	6,784,920

		31,680,965

Materials - 5.7%
Franco-Nevada Corp.	17,000	2,350,930
Linde PLC	12,500	4,330,375
Nucor Corp.	63,500	7,248,525

		13,929,830

Real Estate - 2.1%
American Tower Corp., REIT	17,500	5,118,750

Utilities - 2.4%
Dominion Energy, Inc.	74,000	5,813,440

Total Common Stocks
(Cost $172,146,755 )		239,395,937

SHORT-TERM INVESTMENTS - 1.3%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (A)	3,091,771	3,091,771

Total Short-Term Investments
(Cost $3,091,771 )		3,091,771

TOTAL INVESTMENTS - 99.9%
(Cost $175,238,526** )		242,487,708

NET OTHER ASSETS AND LIABILITIES - 0.1%		261,524

TOTAL NET ASSETS - 100.0%		$242,749,232

**	Aggregate cost for Federal tax purposes was $175,238,526.
(A)	7-day yield.
PLC	Public Limited Company.
REIT	Real Estate Investment Trust.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Large Cap Growth Fund Portfolio of Investments

	Shares	Value (Note 2,3)

COMMON STOCKS - 98.1%

Communication Services - 9.2%
Alphabet, Inc., Class C *	4,040	$11,690,103
Liberty Broadband Corp., Class C *	57,918	9,330,590

		21,020,693

Consumer Discretionary - 14.2%
Amazon.com, Inc. *	1,306	4,354,648
Dollar Tree, Inc. *	62,562	8,791,212
Lowe’s Cos., Inc.	44,908	11,607,820
TJX Cos., Inc.	100,365	7,619,711

		32,373,391

Financials - 21.3%
Arch Capital Group Ltd. *	161,643	7,185,031
Berkshire Hathaway, Inc., Class B *	25,935	7,754,565
Brookfield Asset Management, Inc., Class A	149,978	9,055,671
Marsh & McLennan Cos., Inc.	47,340	8,228,639
Progressive Corp.	86,603	8,889,798
U.S. Bancorp	133,098	7,476,115

		48,589,819

Health Care - 13.8%
Alcon, Inc. (A)	86,183	7,508,263
Becton Dickinson and Co.	37,487	9,427,231
Danaher Corp.	19,783	6,508,805
Novartis AG, ADR	93,149	8,147,743

		31,592,042

Industrials - 13.7%
Copart, Inc. *	44,266	6,711,611
Jacobs Engineering Group, Inc.	60,987	8,491,220
PACCAR, Inc.	105,027	9,269,683
Parker-Hannifin Corp.	21,101	6,712,650

		31,185,164

Information Technology - 20.6%
Accenture PLC, Class A	18,089	7,498,795
Adobe, Inc. *	7,004	3,971,688
	Shares	Value (Note 2,3)
Analog Devices, Inc.	43,096	$7,574,984
Black Knight, Inc. *	60,907	5,048,581
Fiserv, Inc. *	83,479	8,664,286
TE Connectivity Ltd.	45,033	7,265,624
Visa, Inc., Class A	32,908	7,131,493
		47,155,451

Materials - 5.3%
Linde PLC	13,568	4,700,362
PPG Industries, Inc.	43,501	7,501,313
		12,201,675

Total Common Stocks
( Cost $124,167,077 )		224,118,235

SHORT-TERM INVESTMENTS - 3.3%
State Street Institutional U.S. Government Money Market Fund, 0.03%, Premier Class (B)	3,971,976	3,971,976
State Street Navigator Securities Lending Government Money Market Portfolio, 0.03% (B) (C)	3,497,490	3,497,490

Total Short-Term Investments
( Cost $7,469,466 )		7,469,466

TOTAL INVESTMENTS - 101.4%
( Cost $131,636,543** )		$231,587,701

NET OTHER ASSETS AND LIABILITIES - (1.4%)		(3,273,165)

TOTAL NET ASSETS - 100.0%		$228,314,536

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $132,251,285.
(A)	All or a portion of these securities, with an aggregate fair value of $7,401,842, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.

ADR	American Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Mid Cap Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.3%
Communication Service - 5.3%
Liberty Broadband Corp., Class C *	60,080	$9,678,888

Consumer Discretionary - 12.6%
CarMax, Inc. *	50,383	6,561,378
Dollar Tree, Inc. *	75,648	10,630,057
Ross Stores, Inc.	51,750	5,913,990

		23,105,425
Consumer Staples - 0.9%
Brown-Forman Corp., Class B	23,849	1,737,638

Financials - 29.6%
Capital Markets - 4.4%
Brookfield Asset Management,
Inc., Class A	94,494	5,705,547
Moelis & Co., Class A	36,182	2,261,737
		7,967,284
Commercial Banks - 1.7%
Glacier Bancorp, Inc.	55,959	3,172,875

Diversified Financial Services - 3.6%
Cannae Holdings, Inc. *	184,644	6,490,237

Insurance - 19.9%
Arch Capital Group Ltd. *	230,378	10,240,302
Brown & Brown, Inc.	116,384	8,179,467
Markel Corp. *	6,055	7,471,870
Progressive Corp.	61,972	6,361,426
W R Berkley Corp.	51,245	4,222,076

		36,475,141

		54,105,537
Health Care - 4.4%
Laboratory Corp. of America
Holdings *	25,417	7,986,275

Industrials - 21.3%
Armstrong World Industries, Inc.	31,323	3,637,227
	Shares	Value (Note 2,3)
Carlisle Cos., Inc.	35,286	$8,755,163
Clarivate PLC *	238,252	5,603,687
Copart, Inc. *	44,418	6,734,657
Expeditors International of
Washington, Inc.	29,180	3,918,582
IHS Markit Ltd.	38,362	5,099,077
PACCAR, Inc.	59,743	5,272,917

		39,021,310
Information Technology - 21.2%
Amphenol Corp., Class A	66,473	5,813,729
Arista Networks, Inc. *	44,533	6,401,619
Black Knight, Inc. *	61,133	5,067,314
CDW Corp.	31,983	6,549,479
Gartner, Inc. *	23,805	7,958,488
MKS Instruments, Inc.	14,679	2,556,641
Vontier Corp.	144,135	4,429,268

		38,776,538
Total Common Stocks
( Cost $77,127,840 )		174,411,611

SHORT-TERM INVESTMENTS - 4.7%

State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (A)	8,553,691	8,553,691

Total Short-Term Investments
(Cost $8,553,691)		8,553,691

TOTAL INVESTMENTS - 100.0%
(Cost $85,681,531**)		182,965,302

NET OTHER ASSETS AND LIABILITIES - 0.0%		(41,137)

TOTAL NET ASSETS - 100.0%		$182,924,165

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $85,850,906.
(A)	7-day yield.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

International Stock Fund Portfolio of Investments

	Shares	Value (Note 2,3)
COMMON STOCKS - 95.0%
Australia -3.5%
Macquarie Group Ltd.	2,274	$339,824
Treasury Wine Estates Ltd.	63,815	574,786

		914,610
Brazil - 3.2%
Itau Unibanco Holding SA, ADR (A)	72,208	270,780
Pagseguro Digital Ltd., Class A *	11,251	295,001
XP, Inc., Class A *	10,061	289,153

		854,934
Canada - 4.5%

Cameco Corp.	18,280	398,687
Canadian Pacific Railway Ltd.	4,222	303,731
Manulife Financial Corp.	25,051	477,722

		1,180,140
China - 6.0%
Alibaba Group Holding Ltd., ADR *	4,112	488,464
Ping An Insurance Group Co. of
China Ltd., Class H	61,633	443,818
Tencent Holdings Ltd.	11,232	657,999

		1,590,281
Denmark -1.2%
Genmab AS *	788	315,514

France - 8.4%
Air Liquide SA	2,210	385,766
Airbus SE *	4,512	577,183
EssilorLuxottica SA	1,670	355,998
Hermes International	160	279,798
LVMH Moet Hennessy Louis
Vuitton SE	422	349,285
Worldline SA *	5,033	280,831

		2,228,861
Germany - 8.1%
adidas AG	1,127	325,028
Deutsche Telekom AG	14,633	271,956
KION Group AG	3,439	377,794
SAP SE, ADR	1,992	279,099
Siemens AG	3,370	585,782
Symrise AG	2,085	309,270

		2,148,929
Hong Kong - 1.2%
AIA Group Ltd.	32,520	327,805

India - 6.7%
HDFC Bank Ltd., ADR	8,186	532,663
Infosys Ltd., ADR	18,329	463,907
	Shares	Value (Note 2,3)
Larsen & Toubro Ltd., GDR	30,925	$787,041

		1,783,611
Ireland - 2.5%
Kerry Group PLC, Class A	2,777	358,053
Ryanair Holdings PLC, ADR *	2,926	299,417

		657,470
Israel - 1.4%
CyberArk Software Ltd. *	2,129	368,913

Italy - 1.4%
Ferrari NV	1,422	368,042

Japan - 14.3%
CyberAgent, Inc.	20,429	339,971
Keyence Corp.	500	314,231
Murata Manufacturing Co. Ltd.	5,493	436,114
Nidec Corp.	2,700	317,387
Seven & I Holdings Co. Ltd.	10,600	465,944
Shiseido Co. Ltd.	5,300	295,557
Sony Group Corp.	5,297	669,590
Toray Industries, Inc.	82,353	488,177
Toyota Motor Corp.	25,000	461,497

		3,788,468
Mexico - 3.0%
Grupo Mexico SAB de CV, Series B	114,307	498,305
Wal-Mart de Mexico SAB de CV,
ADR	7,992	297,702
		796,007
Netherlands - 4.2%
ASML Holding NV	667	531,025
NXP Semiconductors NV	2,552	581,295

		1,112,320
Singapore - 1.9%
DBS Group Holdings Ltd.	20,600	499,255

South Korea - 1.1%
LG Household & Health Care Ltd.	317	292,447

Spain - 1.2%
Grifols SA	16,377	313,351

Sweden - 1.8%
Telefonaktiebolaget LM Ericsson,
Class B	42,807	470,186

Switzerland - 7.3%
Credit Suisse Group AG (A)	59,079	573,022
Nestle SA	2,340	327,113
Partners Group Holding AG	153	252,223

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

International Stock Fund Portfolio of Investments - continued

	Shares	Value (Note 2,3)
Roche Holding AG	1,050	$435,262
Sika AG	807	334,982
		1,922,602
Taiwan - 1.6%
Taiwan Semiconductor
Manufacturing Co. Ltd., ADR 3,465		416,874

United Kingdom - 10.5%
AstraZeneca PLC	7,540	885,657
Diageo PLC	7,685	419,826
London Stock Exchange Group PLC 3,556		333,556
Prudential PLC	32,865	566,954
Royal Dutch Shell PLC, Class B 26,411		579,985

		2,785,978
Total Common Stocks
( Cost $25,348,091 )		25,136,598

EXCHANGE TRADED FUNDS - 2.3%

United States - 2.3%

iShares MSCI ACWI ex U.S. ETF	10,634	591,250

Total Exchange Traded Funds
( Cost $610,570 )		591,250
	Shares	Value (Note 2,3)
Short-Term Investments - 3.1%

State Street Institutional U.S.
Government Money Market Fund,
0.03%, Premier Class (B)	703,139	$703,139
State Street Navigator Securities
Lending Government Money
Market Portfolio, 0.03% (B) (C)	124,454	124,454

Total Short-Term Investments
( Cost $827,593 )		827,593

TOTAL INVESTMENTS - 100.4%
( Cost $26,786,254** )		26,555,441

NET OTHER ASSETS AND LIABILITIES - (0.4%)		(99,875)

TOTAL NET ASSETS - 100.0%		$26,455,566

*	Non-income producing.
**	Aggregate cost for Federal tax purposes was $26,815,479.
(A)	All or a portion of these securities, with an aggregate fair value of $117,079, are on loan as part of a securities lending program. See footnote (C) and Note 10 for details on the securities lending program.
(B)	7-day yield.
(C)	Represents investments of cash collateral received in connection with securities lending.
ADR	American Depositary Receipt.
ETF	Exchange Traded Fund.
GDR	Global Depositary Receipt.
PLC	Public Limited Company.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Target Retirement 2020 Fund Portfolio of Investments

	Shares	Value (Note 2,3)
INVESTMENT COMPANIES - 94.9%
Alternative Funds - 2.0%
Invesco Optimum Yield Diversified
Commodity Strategy	38,200	$537,092

Bond Funds - 74.9%
iShares MBS ETF (A)	100,490	10,795,641
Schwab Intermediate-Term U.S.
Treasury ETF	115,246	6,469,910
Vanguard Extended Duration
Treasury ETF	11,575	1,620,500
Vanguard Long-Term Corporate
Bond ETF	12,758	1,350,307

		20,236,358
Foreign Stock Funds - 2.9%
iShares MSCI Emerging Markets
Minimum Volatility Factor ETF	4,239	266,294
iShares MSCI Japan Small-Cap ETF	1,725	129,927
iShares MSCI Minimum Volatility
Factor EAFE ETF	1,731	132,889
iShares MSCI Switzerland ETF	2,524	133,090
JPMorgan BetaBuilders Japan ETF	2,319	127,731

		789,931
Stock Funds - 15.1%
Distillate U.S. Fundamental
Stability & Value ETF	23,316	1,079,064
	Shares	Value (Note 2,3)
First Trust Natural Gas ETF	7,871	$135,224
Global X Silver Miners ETF	7,552	277,007
iShares MSCI Minimum Volatility
Factor ETF	3,334	269,721
iShares Nasdaq Biotechnology ETF	1,750	267,085
Pacer U.S. Cash Cows 100 ETF	5,796	272,934
VanEck Gold Miners ETF	8,672	277,764
Vanguard Consumer Staples ETF	692	138,317
Vanguard Health Care ETF	1,007	268,285
Vanguard Information Technology ETF	2,354	1,078,532

		4,063,933

TOTAL INVESTMENTS - 94.9%
(Cost $24,810,818** )		25,627,314

NET OTHER ASSETS AND LIABILITIES - 5.1%		1,386,454

TOTAL NET ASSETS - 100.0%		$27,013,768

**	Aggregate cost for Federal tax purposes was $24,945,207.

(A)	Greater than 25% of the portfolio. For more information refer the website https://www.ishares.com/us/products/239465/ ishares-mbsetf.

EAFE	Europe, Australasia and Far East

ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Target Retirement 2030 Fund Portfolio of Investments

	Shares	Value (Note 2,3)

INVESTMENT COMPANIES - 94.9%

Alternative Funds - 6.0%
Invesco Optimum Yield Diversified
Commodity Strategy	302,886	$4,258,577

Bond Funds - 48.0%
iShares MBS ETF	119,547	12,842,934
Schwab Intermediate-Term U.S.
Treasury ETF	266,629	14,968,552
Vanguard Extended Duration
Treasury ETF	25,408	3,557,120
Vanguard Long-Term Corporate
Bond ETF	26,881	2,845,085

		34,213,691

Foreign Stock Funds - 7.5%
iShares MSCI Emerging Markets
Minimum Volatility Factor ETF	33,946	2,132,488
iShares MSCI Japan Small-Cap ETF	9,448	711,623
iShares MSCI Minimum Volatility
Factor EAFE ETF	4,637	355,983
iShares MSCI Switzerland ETF	20,241	1,067,308
JPMorgan BetaBuilders Japan ETF	19,387	1,067,836

		5,335,238
	Shares	Value (Note 2,3)
Stock Funds - 33.4%
Distillate U.S. Fundamental
Stability & Value ETF	107,842	$4,990,928
First Trust Natural Gas ETF	83,212	1,429,582
Global X Silver Miners ETF	19,552	717,167
iShares Edge MSCI Minimum
Volatility USA ETF	26,435	2,138,592
iShares Nasdaq Biotechnology ETF	9,250	1,411,735
Pacer U.S. Cash Cows 100 ETF	30,271	1,425,461
VanEck Gold Miners ETF	56,130	1,797,844
Vanguard Consumer Staples ETF	3,591	717,769
Vanguard Health Care ETF	5,322	1,417,887
Vanguard Information Technology ETF	17,073	7,822,337

		23,869,302
TOTAL INVESTMENTS - 94.9%
(Cost $61,506,133** )		67,676,808

NET OTHER ASSETS AND LIABILITIES - 5.1%		3,651,252

TOTAL NET ASSETS - 100.0%		$71,328,060

**	Aggregate cost for Federal tax purposes was $62,479,200.
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Target Retirement 2040 Fund Portfolio of Investments

	Shares	Value (Note 2,3)

INVESTMENT COMPANIES - 94.8%

Alternative Funds - 8.0%

Invesco Optimum Yield Diversified
Commodity Strategy	233,428	$3,281,998

Bond Funds - 33.9%
iShares MBS ETF	30,510	3,277,689
Schwab Intermediate-Term U.S.
Treasury ETF	131,315	7,372,024
Vanguard Extended Duration
Treasury ETF	11,676	1,634,640
Vanguard Long-Term Corporate
Bond ETF	15,433	1,633,429

		13,917,782

Foreign Stock Funds - 10.0%
iShares MSCI Emerging Markets
Minimum Volatility Factor ETF	22,760	1,429,783
iShares MSCI Japan Small-Cap ETF	8,137	612,879
iShares MSCI Minimum Volatility
Factor EAFE ETF	2,662	204,362
iShares MSCI Switzerland ETF	19,374	1,021,591
JPMorgan BetaBuilders Japan ETF	14,840	817,387

		4,086,002
	Shares	Value (Note 2,3)
Stock Funds - 42.9%
Distillate U.S. Fundamental Stability & Value ETF	79,489	$3,678,751
First Trust Natural Gas ETF	59,739	1,026,316
Global X Silver Miners ETF	16,808	616,517
iShares MSCI Minimum Volatility Factor ETF	25,238	2,041,754
iShares Nasdaq Biotechnology ETF	6,672	1,018,281
Pacer U.S. Cash Cows 100 ETF	21,631	1,018,604
VanEck Gold Miners ETF	44,928	1,439,044
Vanguard Consumer Staples ETF	2,051	409,954
Vanguard Health Care ETF	3,825	1,019,056
Vanguard Information Technology ETF	11,594	5,312,023

		17,580,300

TOTAL INVESTMENTS - 94.8%
(Cost $34,730,043 )		38,866,082

NET OTHER ASSETS AND LIABILITIES - 5.2%		2,118,315

TOTAL NET ASSETS - 100.0%		$40,984,397

**	Aggregate cost for Federal tax purposes was $35,169,730.
EAFE	Europe, Australasia and Far East

ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Target Retirement 2050 Fund Portfolio of Investments

	Shares	Value (Note 2,3)

INVESTMENT COMPANIES - 94.7%

Alternative Funds - 9.0%

Invesco Optimum Yield Diversified
Commodity Strategy	219,459	$3,085,594

Bond Funds - 23.9%
iShares MBS ETF	6,426	690,345
Schwab Intermediate-Term U.S.
Treasury ETF	91,327	5,127,098
Vanguard Extended Duration
Treasury ETF	7,318	1,024,520
Vanguard Long-Term Corporate
Bond ETF	12,897	1,365,018

		8,206,981

Foreign Stock Funds - 11.9%
iShares MSCI Emerging Markets
Minimum Volatility Factor ETF	21,738	1,365,581
iShares MSCI Japan Small-Cap ETF	9,066	682,851
iShares MSCI Minimum Volatility
Factor EAFE ETF	4,449	341,550
iShares MSCI Switzerland ETF	19,353	1,020,484
JPMorgan BetaBuilders Japan ETF	12,402	683,102

		4,093,568
	Shares	Value (Note 2,3)

Stock Funds - 49.9%
Distillate U.S. Fundamental Stability & Value ETF	73,810	$3,415,927
First Trust Natural Gas ETF	59,909	1,029,237
Global X Silver Miners ETF	18,671	684,852
iShares MSCI Minimum Volatility Factor ETF	25,310	2,047,579
iShares Nasdaq Biotechnology ETF	6,691	1,021,180
Pacer U.S. Cash Cows 100 ETF	21,712	1,022,418
VanEck Gold Miners ETF	43,125	1,381,294
Vanguard Consumer Staples ETF	1,716	342,994
Vanguard Health Care ETF	3,815	1,016,392
Vanguard Information Technology ETF	11,195	5,129,213

		17,091,086
TOTAL INVESTMENTS - 94.7%
(Cost $28,847,468**)		32,477,229

NET OTHER ASSETS AND LIABILITIES - 5.3%		1,806,244

TOTAL NET ASSETS - 100.0%		$34,283,473

**	Aggregate cost for Federal tax purposes was $29,264,271.
EAFE	Europe, Australasia and Far East
ETF	Exchange Traded Fund.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Assets and Liabilities as of December 31, 2021

	Conservative	Moderate	Aggressive	Core	High	Diversified	Large Cap
	Allocation	Allocation	Allocation	Bond	Income	Income	Value
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Assets:
Investments in unaffiliated
securities, at fair value†§	$96,376,684	$100,977,412	$37,869,551	$104,617,022	$17,061,347	$230,161,208	$242,487,708
Investments in affiliated
securities, at fair value‡1	56,088,878	63,561,236	18,169,390	–	–	–	–
Cash	–	–	–	443,509	–	–	–
Receivables:
Fund shares sold	34,632	53,427	58,448	16,639	2,487	32,560	24,233
Dividends and Interest	1,889	5,054	2,630	599,215	193,708	666,896	391,921
Due from Adviser	12,871	13,742	4,459	–	–	–	–
Total assets	152,514,954	164,610,871	56,104,478	105,676,385	17,257,542	230,860,664	242,903,862
Liabilities:
Payables:
Fund shares repurchased	5,093	1,516	768	3,011	1,116	13,967	19,739
Upon return of securities
loaned	629,006	1,740,951	2,713,481	476,055	808,955	148,268	–
Advisory agreement fees	38,613	41,230	13,376	49,430	10,391	133,659	120,408
Audit fees	9,860	10,946	3,424	6,880	1,064	13,675	13,829
Distribution fees - Class II	3,732	3,437	167	4,270	715	6,164	654
Total liabilities	686,304	1,798,080	2,731,216	539,646	822,241	315,733	154,630
Net assets	$151,828,650	$162,812,791	$53,373,262	$105,136,739	$16,435,301	$230,544,931	$242,749,232
Net assets consist of:
Paid-in capital in excess of par	$138,370,445	$132,925,437	$41,681,315	$100,118,265	$18,468,700	$161,164,460	$172,543,723
Accumulated distributable
earnings (loss)	13,458,205	29,887,354	11,691,947	5,018,474	(2,033,399)	69,380,471	70,205,509
Net Assets	$151,828,650	$162,812,791	$53,373,262	$105,136,739	$16,435,301	$230,544,931	$242,749,232

Class I Shares:
Net Assets	$134,456,100	$146,647,005	$52,574,015	$85,757,746	$13,032,337	$200,805,876	$239,621,327
Shares of beneficial interest
outstanding	12,934,685	14,248,724	5,787,213	8,800,635	1,584,667	10,220,938	8,766,242
Net Asset Value and
redemption price per share	$10.40	$10.29	$9.08	$9.74	$8.22	$19.65	$27.33
Class II Shares:
Net Assets	$17,372,550	$16,165,786	$799,247	$19,378,993	$3,402,964	$29,739,055	$3,127,905
Shares of beneficial interest
outstanding	1,666,528	1,568,283	88,221	2,000,418	413,876	1,533,772	116,390
Net Asset Value and
redemption price per share	$10.42	$10.31	$9.06	$9.69	$8.22	$19.39	$26.87

† Cost of Investments in unaffiliated
securities	$93,302,354	$94,880,781	$35,371,112	$100,247,389	$16,833,965	$164,535,371	$175,238,526
‡ Cost of investments in affiliated
securities	$49,281,793	$48,281,897	$12,470,814	$–	$–	$–	$–
§ Fair Value of securities on loan	$6,950,466	$5,443,637	$2,724,418	$470,702	$793,151	$145,202	$–

1 See Note 12 for information on affiliated issuers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Assets and Liabilities as of December 31, 2021

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Assets:
Investments in unaffiliated
securities, at fair value†§	$231,587,701	$182,965,302	$26,555,441	$25,627,314	$67,676,808	$38,866,082	$32,477,229
Cash	17,207	10,705	–	1,455,669	4,670,269	2,597,198	1,985,466
Foreign currency (cost of $52)
(Note 2)	–	–	53	–	–	–	–
Receivables:
Investments sold	–	–	–	319,929	4,006,084	467,237	656,623
Fund shares sold	23,207	4,014	6,481	42,300	91,576	72,874	97,228
Dividends and Interest	362,469	105,548	114,998	3,068	7,753	6,830	7,276
Total assets	231,990,584	183,085,569	26,676,973	27,448,280	76,452,490	42,010,221	35,223,822
Liabilities:
Payables:
Investments purchased	–	–	67,955	427,664	5,106,646	1,015,562	931,769
Fund shares repurchased	11,513	14,435	415	–	–	–	–
Upon return of securities loaned	3,497,490	–	124,454	–	–	–	–
Advisory agreement fees	150,864	135,126	25,293	5,707	14,820	8,552	7,150
Administrative services agreement
fees	–	–	–	1,141	2,964	1,710	1,430
Audit fees	13,136	10,506	1,815	–	–	–	–
Distribution fees - Class II	3,045	1,337	1,475	–	–	–	–
Total liabilities	3,676,048	161,404	221,407	434,512	5,124,430	1,025,824	940,349
Net assets	$228,314,536	$182,924,165	$26,455,566	$27,013,768	$71,328,060	$40,984,397	$34,283,473
Net assets consist of:
Paid-in capital in excess of par	$125,883,888	$81,830,100	$26,509,515	$26,050,259	$64,781,657	$36,357,928	$30,289,888
Accumulated distributable
earnings (loss)	102,430,648	101,094,065	(53,949)	963,509	6,546,403	4,626,469	3,993,585
Net Assets	$228,314,536	$182,924,165	$26,455,566	$27,013,768	$71,328,060	$40,984,397	$34,283,473

Class I Shares:
Net Assets	$213,647,663	$176,436,708	$19,329,705	$27,013,768	$71,328,060	$40,984,397	$34,283,473
Shares of beneficial interest
outstanding	9,122,127	8,825,446	1,668,244	3,553,529	8,752,280	5,468,820	2,595,601
Net Asset Value and redemption
price per share	$23.42	$19.99	$11.59	$7.60	$8.15	$7.49	$13.21
Class II Shares:
Net Assets	$14,666,873	$6,487,457	$7,125,860
Shares of beneficial interest
outstanding	645,170	340,734	619,830
Net Asset Value and redemption
price per share	$22.73	$19.04	$11.50

† Cost of Investments in unaffiliated
securities	$131,636,543	$85,681,531	$26,786,254	$24,810,818	$61,506,133	$34,730,043	$28,847,468
§ Fair Value of securities
on loan	$7,401,842	$–	$117,079	$–	$–	$–	$–

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Operations for the Year Ended December 31, 2021

	Conservative	Moderate	Aggressive	Core	High	Diversified	Large Cap
	Allocation	Allocation	Allocation	Bond	Income	Income	Value
	Fund	Fund	Fund	Fund	Fund	Fund	Fund
Investment Income:
Interest	$1,151	$1,499	$624	$2,793,987	$809,167	$1,495,604	$1,031
Dividends
Unaffiliated issuers	2,671,364	3,626,712	1,389,825	–	20,634	3,857,842	5,635,067
Affiliated issuers[1]	862,240	839,038	213,015	–	–	–	–
Less: Foreign taxes withheld/
reclaimed	–	–	–	–	–	1,616	(10,155)
Income from securities lending	43,031	55,529	28,671	2,167	4,264	1,168	–
Total investment income	3,577,786	4,522,778	1,632,135	2,796,154	834,065	5,356,230	5,625,943
Expenses:[2]
Advisory agreement fees	474,773	522,407	165,704	605,392	127,291	1,589,510	1,406,842
Audit fees	20,130	22,347	6,990	14,045	2,173	27,921	28,236
Trustee fees	8,226	9,133	2,856	5,740	888	11,410	11,538
Distribution fees - Class II	46,301	42,398	2,130	54,272	8,772	73,878	8,139
Other expenses	4,053	4,328	1,404	2,835	439	6,068	6,327
Total expenses before
reimbursement/waiver	553,483	600,613	179,084	682,284	139,563	1,708,787	1,461,082
Less reimbursement/waiver[2]	(158,257)	(174,136)	(55,235)	–	–	–	–
Total expenses net of
reimbursement/ waiver	395,226	426,477	123,849	682,284	139,563	1,708,787	1,461,082
Net Investment Income	3,182,560	4,096,301	1,508,286	2,113,870	694,502	3,647,443	4,164,861
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments
(including net realized gain (loss) on
foreign currency related transactions)
Options purchased	–	–	–	(8,498)	–	–	–
Options written	–	–	–	2,753	–	–	–
Unaffiliated issuers	2,200,924	6,057,472	2,883,979	2,115,988	248,350	26,719,335	26,297,754
Affiliated issuers[1]	1,063,646	3,562,517	1,153,896	–	–	–	–
Capital gain distributions received from underlying funds
Unaffiliated issuers	41,069	23,930	3,825	–	–	–	–
Affiliated issuers[1]	1,572,281	2,960,315	1,120,991	–	–	–	–
Net change in unrealized appreciation
(depreciation) on investments
(including net unrealized appreciation
(depreciation) on foreign currency
related transactions)
Unaffiliated issuers	(2,078,918)	(4,780,964)	(1,893,142)	(6,106,937)	(240,000)	1,104,775	16,523,360
Affiliated Issuers[1]	(510,203)	469,563	549,639	–	–	–	–
Net Realized and Unrealized Gain
(Loss) on Investments	2,288,799	8,292,833	3,819,188	(3,996,694)	8,350	27,824,110	42,821,114
Net Increase (Decrease) in Net
Assets from Operations	$5,471,359	$12,389,134	$5,327,474	$(1,882,824)	$702,852	$31,471,553	$46,985,975

1 See Note 12 for information on affiliated issuers.

2 See Note 4 for information on expense, including any waivers.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Operations for the Year Ended December 31, 2021

				Madison	Madison	Madison	Madison
	Large Cap		International	Target	Target	Target	Target
	Growth	Mid Cap	Stock	Retirement	Retirement	Retirement	Retirement
	Fund	Fund	Fund	2020 Fund	2030 Fund	2040 Fund	2050 Fund
Investment Income:
Interest	$1,386	$2,449	$550	$–	$–	$–	$–
Dividends	2,779,319	1,748,910	665,787	554,408	2,640,210	1,685,349	1,523,659
Less: Foreign taxes withheld/
reclaimed	(64,021)	(14,274)	(46,750)	–	–	–	–
Income from securities lending	986	665	1,889	–	–	–	–
Total investment income	2,717,670	1,737,750	621,476	554,408	2,640,210	1,685,349	1,523,659
Expenses:[1]
Advisory agreement fees	1,776,202	1,593,772	326,318	75,220	178,402	104,845	82,019
Administrative services agreement
fees	–	–	–	15,044	35,681	20,969	16,404
Audit fees	26,820	21,450	3,705	–	–	–	–
Trustee fees	10,960	8,766	1,514	1,701	3,626	2,145	1,595
Distribution fees - Class II	37,779	16,573	19,557	–	–	–	–
Other expenses	5,930	4,737	694	36	78	46	33
Total expenses	1,857,691	1,645,298	351,788	92,001	217,787	128,005	100,051
Net Investment Income	859,979	92,452	269,688	462,407	2,422,423	1,557,344	1,423,608
Net Realized and Unrealized Gain (loss) on Investments
Net realized gain (loss) on investments
(including net realized gain (loss) on
foreign currency related transactions)
Unaffiliated issuers	21,865,047	21,936,301	6,516,688	1,140,338	3,284,607	2,585,720	1,639,423
Net change in unrealized appreciation
(depreciation) on investments
(including net unrealized appreciation
(depreciation) on foreign currency
related transactions)
Unaffiliated issuers	23,093,108	19,450,897	(7,147,999)	(1,220,918)	(750,904)	(590,633)	49,375
Net Realized and Unrealized Gain
(Loss) on Investments	44,958,155	41,387,198	(631,311)	(80,580)	2,533,703	1,995,087	1,688,798
Net Increase (Decrease) in Net
Assets from Operations	$45,818,134	$41,479,650	$(361,623)	$381,827	$4,956,126	$3,552,431	$3,112,406

1 See Note 4 for information on expense.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets

	Conservative Allocation Fund		Moderate Allocation Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$165,422,761	$130,995,821	$179,989,672	$189,854,850
Increase (decrease) in net assets from operations:
Net investment income	3,182,560	1,945,869	4,096,301	2,308,092
Net realized gain	4,877,920	6,684,949	12,604,234	11,284,289
Net change in unrealized appreciation (depreciation)	(2,589,121)	3,093,223	(4,311,401)	3,045,547
Net increase (decrease) in net assets from operations	5,471,359	11,724,041	12,389,134	16,637,928
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(3,855,911)	(8,061,564)	(7,311,404)	(12,984,705)
Class II	(454,959)	(1,068,491)	(766,503)	(1,444,763)
Return of capital	–	(1,905,258)	–	(5,552,711)
Total distributions	(4,310,870)	(11,035,313)	(8,077,907)	(19,982,179)
Capital Stock transactions:
Class I Shares
Shares sold	4,651,695	46,191,515	5,690,666	6,043,791
Issued to shareholders in reinvestment of distributions	3,855,911	9,783,820	7,311,404	18,033,122
Shares redeemed	(21,076,802)	(19,113,313)	(32,209,422)	(30,150,980)
Net increase (decrease) from capital stock transactions	(12,569,196)	36,862,022	(19,207,352)	(6,074,067)
Class II Shares
Shares sold	968,034	585,685	914,475	442,855
Issued to shareholders in reinvestment of distributions	454,959	1,251,493	766,503	1,949,057
Shares redeemed	(3,608,397)	(4,960,988)	(3,961,734)	(2,838,772)
Net decrease from capital stock transactions	(2,185,404)	(3,123,810)	(2,280,756)	(446,860)
Total increase (decrease) from capital stock transactions	(14,754,600)	33,738,212	(21,488,108)	(6,520,927)
Total increase (decrease) in net assets	(13,594,111)	34,426,940	(17,176,881)	(9,865,178)
Net Assets at end of period	$151,828,650	$165,422,761	$162,812,791	$179,989,672
Capital Share transactions:
Class I Shares
Shares sold	443,800	4,235,789	547,107	583,269
Issued to shareholders in reinvestment of distributions	371,082	948,316	710,445	1,790,635
Shares redeemed	(2,013,389)	(1,816,927)	(3,065,226)	(2,906,367)
Net increase (decrease) from capital shares transactions	(1,198,507)	3,367,178	(1,807,674)	(532,463)
Class II Shares
Shares sold	92,205	59,489	87,853	44,465
Issued to shareholders in reinvestment of distributions	43,660	120,975	74,365	193,249
Shares redeemed	(342,571)	(475,294)	(380,475)	(272,965)
Net decrease from capital shares trasactions	(206,706)	(294,830)	(218,257)	(35,251)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	Aggressive Allocation Fund		Core Bond Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$55,567,094	$62,398,638	$116,192,174	$122,533,850
Increase (decrease) in net assets from operations:
Net investment income	1,508,286	634,435	2,113,870	2,629,604
Net realized gain	5,162,691	3,478,534	2,110,243	2,570,295
Net change in unrealized appreciation (depreciation)	(1,343,503)	783,313	(6,106,937)	5,133,873
Net increase (decrease) in net assets from operations	5,327,474	4,896,282	(1,882,824)	10,333,772
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(3,083,845)	(4,388,799)	(3,344,296)	(4,088,653)
Class II	(45,139)	(88,439)	(753,413)	(1,011,953)
Return of capital	–	(2,445,604)	–	–
Total distributions	(3,128,984)	(6,922,842)	(4,097,709)	(5,100,606)
Capital Stock transactions:
Class I Shares
Shares sold	4,385,779	4,342,614	5,430,772	4,851,949
Issued to shareholders in reinvestment of distributions	3,083,845	6,789,524	3,344,295	4,088,653
Shares redeemed	(11,528,528)	(15,833,495)	(10,696,160)	(16,261,381)
Net increase (decrease) from capital stock transactions	(4,058,904)	(4,701,357)	(1,921,093)	(7,320,779)
Class II Shares
Shares sold	21,994	64,245	1,006,562	346,728
Issued to shareholders in reinvestment of distributions	45,139	133,318	753,413	1,011,953
Shares redeemed	(400,551)	(301,190)	(4,913,784)	(5,612,744)
Net decrease from capital stock transactions	(333,418)	(103,627)	(3,153,809)	(4,254,063)
Total increase (decrease) from capital stock transactions	(4,392,322)	(4,804,984)	(5,074,902)	(11,574,842)
Total increase (decrease) in net assets	(2,193,832)	(6,831,544)	(11,055,435)	(6,341,676)
Net Assets at end of period	$53,373,262	$55,567,094	$105,136,739	$116,192,174
Capital Share transactions:
Class I Shares
Shares sold	477,028	481,026	539,100	471,492
Issued to shareholders in reinvestment of distributions	339,380	777,102	341,425	398,126
Shares redeemed	(1,247,830)	(1,763,678)	(1,059,543)	(1,568,063)
Net increase (decrease) from capital shares transactions	(431,422)	(505,550)	(179,018)	(698,445)
Class II Shares
Shares sold	2,471	8,270	100,504	33,611
Issued to shareholders in reinvestment of distributions	4,981	15,296	77,332	99,004
Shares redeemed	(44,543)	(38,658)	(491,154)	(546,940)
Net decrease from capital shares trasactions	(37,091)	(15,092)	(313,318)	(414,325)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	High Income Fund		Diversified Income Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period $	$17,681,974	$19,839,129	$224,564,622	$240,580,948
Increase (decrease) in net assets from operations:
Net investment income	694,502	850,580	3,647,443	4,371,142
Net realized gain (loss)	248,350	(408,086)	26,719,335	7,922,195
Net change in unrealized appreciation (depreciation)	(240,000)	480,879	1,104,775	2,978,973
Net increase (decrease) in net assets from operations	702,852	923,373	31,471,553	15,272,310
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(559,966)	(684,346)	(24,780,441)	(10,536,109)
Class II	(141,047)	(172,973)	(3,683,783)	(1,531,595)
Total distributions	(701,013)	(857,319)	(28,464,224)	(12,067,704)
Capital Stock transactions:
Class I Shares
Shares sold	250,792	134,222	3,322,993	5,201,696
Issued to shareholders in reinvestment of distributions	559,966	684,346	24,780,441	10,536,109
Shares redeemed	(1,771,751)	(2,547,534)	(25,409,972)	(29,851,046)
Net increase (decrease) from capital stock transactions	(960,993)	(1,728,966)	2,693,462	(14,113,241)
Class II Shares
Shares sold	151,978	97,374	352,083	335,127
Issued to shareholders in reinvestment of distributions	141,047	172,973	3,683,783	1,531,595
Shares redeemed	(580,544)	(764,590)	(3,756,348)	(6,974,413)
Net increase (decrease) from capital stock transactions	(287,519)	(494,243)	279,518	(5,107,691)
Total increase (decrease) from capital stock transactions	(1,248,512)	(2,223,209)	2,972,980	(19,220,932)
Total increase (decrease) in net assets	(1,246,673)	(2,157,155)	5,980,309	(16,016,326)
Net Assets at end of period	$16,435,301	$17,681,974	$230,544,931	$224,564,622
Capital Share transactions:
Class I Shares
Shares sold	29,778	16,592	159,403	280,302
Issued to shareholders in reinvestment of distributions	68,166	83,829	1,259,337	554,777
Shares redeemed	(210,689)	(318,526)	(1,234,436)	(1,617,695)
Net increase (decrease) from capital shares transactions	(112,745)	(218,105)	184,304	(782,616)
Class II Shares
Shares sold	18,036	11,954	16,940	19,791
Issued to shareholders in reinvestment of distributions	17,172	21,147	189,626	81,433
Shares redeemed	(69,053)	(96,345)	(182,686)	(377,411)
Net increase (decrease) from capital shares transactions	(33,845)	(63,244)	23,880	(276,187)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	Large Cap Value Fund		Large Cap Growth Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$223,906,583	$261,058,864	$214,460,395	$215,344,635
Increase (decrease) in net assets from operations:
Net investment income	4,164,861	3,777,682	859,979	814,152
Net realized gain (loss)	26,297,754	(17,524,375)	21,865,047	14,625,132
Net change in unrealized appreciation (depreciation)	16,523,360	1,249,332	23,093,108	9,941,338
Net increase (decrease) in net assets from operations	46,985,975	(12,497,361)	45,818,134	25,380,622
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(10,247,114)	(6,515,226)	(20,820,569)	(15,708,675)
Class II	(134,118)	(92,566)	(1,470,083)	(1,286,764)
Total distributions	(10,381,232)	(6,607,792)	(22,290,652)	(16,995,439)
Capital Stock transactions:
Class I Shares
Shares sold	4,037,410	4,984,565	3,693,167	4,946,490
Issued to shareholders in reinvestment of distributions	10,247,114	6,515,226	20,820,569	15,708,675
Shares redeemed	(31,262,941)	(29,012,440)	(31,329,990)	(27,716,662)
Net increase (decrease) from capital stock transactions	(16,978,417)	(17,512,649)	(6,816,254)	(7,061,497)
Class II Shares
Shares sold	129,681	219,678	218,233	101,423
Issued to shareholders in reinvestment of distributions	134,118	92,566	1,470,083	1,286,764
Shares redeemed	(1,047,476)	(846,723)	(4,545,403)	(3,596,113)
Net increase (decrease) from capital stock transactions	(783,677)	(534,479)	(2,857,087)	(2,207,926)
Total increase (decrease) from capital stock transactions	(17,762,094)	(18,047,128)	(9,673,341)	(9,269,423)
Total increase (decrease) in net assets	18,842,649	(37,152,281)	13,854,141	(884,240)
Net Assets at end of period	$242,749,232	$223,906,583	$228,314,536	$214,460,395
Capital Share transactions:
Class I Shares
Shares sold	158,770	234,168	163,297	258,629
Issued to shareholders in reinvestment of distributions	378,061	302,138	901,450	781,630
Shares redeemed	(1,218,307)	(1,325,104)	(1,349,392)	(1,437,940)
Net increase (decrease) from capital shares transactions	(681,476)	(788,798)	(284,645)	(397,681)
Class II Shares
Shares sold	5,191	10,538	9,607	5,380
Issued to shareholders in reinvestment of distributions	5,032	4,355	65,544	65,727
Shares redeemed	(41,191)	(40,847)	(202,853)	(189,413)
Net increase (decrease) from capital shares transactions	(30,968)	(25,954)	(127,702)	(118,306)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	Mid Cap Fund		International Stock Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$171,137,657	$175,164,079	$30,771,546	$32,412,306
Increase (decrease) in net assets from operations:
Net investment income (loss)	92,452	(122,297)	269,688	227,591
Net realized gain	21,936,301	17,517,141	6,516,688	335,208
Net change in unrealized appreciation (depreciation)	19,450,897	(3,063,310)	(7,147,999)	1,530,515
Net increase (decrease) in net assets from operations	41,479,650	14,331,534	(361,623)	2,093,314
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(21,033,769)	(17,497,375)	(1,396,481)	(196,448)
Class II	(817,307)	(791,033)	(506,754)	(59,972)
Total distributions	(21,851,076)	(18,288,408)	(1,903,235)	(256,420)
Capital Stock transactions:
Class I Shares
Shares sold	2,426,762	4,895,185	476,654	425,633
Issued to shareholders in reinvestment of distributions	21,033,769	17,497,375	1,396,481	196,448
Shares redeemed	(30,001,019)	(21,746,811)	(2,743,858)	(2,819,650)
Net increase (decrease) from capital stock transactions	(6,540,488)	645,749	(870,723)	(2,197,569)
Class II Shares
Shares sold	50,988	62,167	149,674	175,000
Issued to shareholders in reinvestment of distributions	817,307	791,033	506,754	59,972
Shares redeemed	(2,169,873)	(1,568,497)	(1,836,827)	(1,515,057)
Net decrease from capital stock transactions	(1,301,578)	(715,297)	(1,180,399)	(1,280,085)
Total increase (decrease) from capital stock transactions	(7,842,066)	(69,548)	(2,051,122)	(3,477,654)
Total increase (decrease) in net assets	11,786,508	(4,026,422)	(4,315,980)	(1,640,760)
Net Assets at end of period	$182,924,165	$171,137,657	$26,455,566	$30,771,546
Capital Share transactions:
Class I Shares
Shares sold	124,187	301,172	37,694	43,615
Issued to shareholders in reinvestment of distributions	1,077,511	1,011,890	122,160	16,423
Shares redeemed	(1,506,887)	(1,275,079)	(216,963)	(260,578)
Net increase (decrease) from capital shares transactions	(305,189)	37,983	(57,109)	(200,540)
Class II Shares
Shares sold	2,651	3,944	12,321	18,139
Issued to shareholders in reinvestment of distributions	43,910	47,583	44,671	4,944
Shares redeemed	(115,449)	(95,974)	(145,675)	(141,043)
Net decrease from capital shares transactions	(68,888)	(44,447)	(88,683)	(117,960)

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	Madison Target Retirement 2020 Fund		Madison Target Retirement 2030 Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$35,684,515	$35,602,465	$70,124,885	$62,469,250
Increase (decrease) in net assets from operations:
Net investment income (loss)	462,407	401,413	2,422,423	709,760
Net realized gain	1,140,338	1,841,351	3,284,607	3,375,312
Net change in unrealized appreciation (depreciation)	(1,220,918)	650,973	(750,904)	3,258,761
Net increase (decrease) in net assets from operations	381,827	2,893,737	4,956,126	7,343,833
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(1,310,017)	(2,786,408)	(4,962,392)	(5,000,043)
Total distributions	(1,310,017)	(2,786,408)	(4,962,392)	(5,000,043)
Capital Stock transactions:
Class I Shares
Shares sold	3,874,580	6,752,000	10,415,959	12,555,412
Issued to shareholders in reinvestment of distributions	1,310,016	2,786,408	4,962,392	5,000,043
Shares redeemed	(12,927,153)	(9,563,687)	(14,168,910)	(12,243,610)
Total increase (decrease) from capital stock transactions	(7,742,557)	(25,279)	1,209,441	5,311,845
Total increase (decrease) in net assets	(8,670,747)	82,050	1,203,175	7,655,635
Net Assets at end of period	$27,013,768	$35,684,515	$71,328,060	$70,124,885
Capital Share transactions:
Class I Shares
Shares sold	495,330	836,050	1,247,551	1,547,706
Issued to shareholders in reinvestment of distributions	171,603	353,983	612,963	617,363
Shares redeemed	(1,649,771)	(1,198,171)	(1,682,576)	(1,506,434)
Net increase (decrease) from capital shares transactions	(982,838)	(8,138)	177,938	658,635

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Statements of Changes in Net Assets - continued

	Madison Target Retirement 2040 Fund		Madison Target Retirement 2050 Fund
Year Ended December 31,	2021	2020	2021	2020
Net Assets at beginning of period	$41,990,185	$37,060,493	$30,436,863	$24,850,285
Increase (decrease) in net assets from operations:
Net investment income	1,557,344	422,173	1,423,608	293,394
Net realized gain	2,585,720	2,114,325	1,639,423	1,478,303
Net change in unrealized appreciation (depreciation)	(590,633)	2,226,384	49,375	1,773,669
Net increase in net assets from operations	3,552,431	4,762,882	3,112,406	3,545,366
Distributions to shareholders from:
Accumulated earnings (combined net investment income and net realized gains):
Class I	(3,463,717)	(3,032,319)	(2,649,779)	(2,048,394)
Total distributions	(3,463,717)	(3,032,319)	(2,649,779)	(2,048,394)
Capital Stock transactions:
Class I Shares
Shares sold	5,550,905	6,385,501	6,502,773	5,898,896
Issued to shareholders in reinvestment of distributions	3,463,717	3,032,319	2,649,779	2,048,394
Shares redeemed	(10,109,124)	(6,218,691)	(5,768,569)	(3,857,684)
Total increase (decrease) from capital stock transactions	(1,094,502)	3,199,129	3,383,983	4,089,606
Total increase (decrease) in net assets	(1,005,788)	4,929,692	3,846,610	5,586,578
Net Assets at end of period	$40,984,397	$41,990,185	$34,283,473	$30,436,863
Capital Share transactions:
Class I Shares
Shares sold	712,623	861,370	475,660	471,175
Issued to shareholders in reinvestment of distributions	465,559	408,051	202,588	159,960
Shares redeemed	(1,291,950)	(825,376)	(423,943)	(298,160)
Net increase (decrease) from capital shares transactions	(113,768)	444,045	254,305	332,975

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding

CONSERVATIVE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.33	$10.13	$9.21	$10.22	$9.74
Income from Investment Operations:
Net investment income	0.23	0.12	0.20 [1]	0.25	0.21
Net realized and unrealized gain (loss) on investments	0.15	0.83	1.00	(0.51)	0.77
Total from investment operations	0.38	0.95	1.20	(0.26)	0.98
Less Distributions From:
Net investment income	(0.21)	(0.22)	(0.19)	(0.25)	(0.22)
Capital gains	(0.10)	(0.41)	(0.09)	(0.50)	(0.28)
Return of Capital	–	(0.12)	–	–	–
Total distributions	(0.31)	(0.75)	(0.28)	(0.75)	(0.50)
Net increase (decrease) in net asset value	0.07	0.20	0.92	(1.01)	0.48
Net Asset Value at end of period	$10.40	$10.33	$10.13	$9.21	$10.22
Total Return (%)[2]	3.59	9.46	12.97	(2.49)	10.17
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$134,456	$146,016	$109,012	$96,763	$120,703
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.04	1.56	2.15	2.13	2.06
Portfolio turnover (%)[3]	50	73	57	54	49

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.36	$10.14	$9.22	$10.22	$9.73
Income from Investment Operations:
Net investment income	0.19	0.13	0.17 [1]	0.19	0.18
Net realized and unrealized gain (loss) on investments	0.15	0.80	1.00	(0.47)	0.78
Total from investment operations	0.34	0.93	1.17	(0.28)	0.96
Less Distributions From:
Net investment income	(0.18)	(0.18)	(0.16)	(0.22)	(0.19)
Capital gains	(0.10)	(0.41)	(0.09)	(0.50)	(0.28)
Return of Capital	–	(0.12)	–	–	–
Total distributions	(0.28)	(0.71)	(0.25)	(0.72)	(0.47)
Net increase (decrease) in net asset value	0.06	0.22	0.92	(1.00)	0.49
Net Asset Value at end of period	$10.42	$10.36	$10.14	$9.22	$10.22
Total Return (%)[2]	3.33	9.18	12.69	(2.73)	9.90
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$17,373	$19,406	$21,984	$22,527	$29,772
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	1.79	1.30	1.86	1.88	1.78
Portfolio turnover (%)[3]	50	73	57	54	49

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MODERATE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.09	$10.31	$9.20	$10.85	$10.18
Income from Investment Operations:
Net investment income	0.28	0.15	0.22 [1]	0.21	0.22
Net realized and unrealized gain (loss) on investments	0.46	0.89	1.30	(0.69)	1.29
Total from investment operations	0.74	1.04	1.52	(0.48)	1.51
Less Distributions From:
Net investment income	(0.26)	(0.17)	(0.23)	(0.12)	(0.23)
Capital gains	(0.28)	(0.78)	(0.18)	(1.05)	(0.61)
Return of Capital	–	(0.31)	–	–	–
Total distributions	(0.54)	(1.26)	(0.41)	(1.17)	(0.84)
Net increase (decrease) in net asset value	0.20	(0.22)	1.11	(1.65)	0.67
Net Asset Value at end of period	$10.29	$10.09	$10.31	$9.20	$10.85
Total Return (%)[2]	7.40	10.06	16.56	(4.36)	14.80
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$146,647	$161,944	$171,065	$175,785	$217,301
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.37	1.32	1.87	1.85	1.80
Portfolio turnover (%)[3]	59	79	62	67	39

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.10	$10.31	$9.19	$10.83	$10.16
Income from Investment Operations:
Net investment income	0.21	0.11	0.15 [1]	0.15	0.16
Net realized and unrealized gain (loss) on investments	0.51	0.90	1.34	(0.65)	1.31
Total from investment operations	0.72	1.01	1.49	(0.50)	1.47
Less Distributions From:
Net investment income	(0.23)	(0.13)	(0.19)	(0.09)	(0.19)
Capital gains	(0.28)	(0.78)	(0.18)	(1.05)	(0.61)
Return of Capital	–	(0.31)	–	–	–
Total distributions	(0.51)	(1.22)	(0.37)	(1.14)	(0.80)
Net increase (decrease) in net asset value	0.21	(0.21)	1.12	(1.64)	0.67
Net Asset Value at end of period	$10.31	$10.10	$10.31	$9.19	$10.83
Total Return (%)[2]	7.13	9.78	16.27	(4.60)	14.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$16,166	$18,046	$18,790	$20,302	$26,764
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.17	1.07	1.62	1.58	1.54
Portfolio turnover (%)[3]	59	79	62	67	39

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

AGGRESSIVE ALLOCATION FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.76	$9.09	$7.97	$10.12	$9.30
Income from Investment Operations:
Net investment income	0.28	0.12	0.16 [1]	0.18	0.17
Net realized and unrealized gain (loss) on investments	0.61	0.79	1.40	(0.80)	1.54
Total from investment operations	0.89	0.91	1.56	(0.62)	1.71
Less Distributions From:
Net investment income	(0.26)	(0.13)	(0.15)	(0.19)	(0.18)
Capital gains	(0.31)	(0.72)	(0.29)	(1.34)	(0.71)
Return of Capital	–	(0.39)	–	–	–
Total distributions	(0.57)	(1.24)	(0.44)	(1.53)	(0.89)
Net increase (decrease) in net asset value	0.32	(0.33)	1.12	(2.15)	0.82
Net Asset Value at end of period	$9.08	$8.76	$9.09	$7.97	$10.12
Total Return (%)[2]	10.18	10.08	19.69	(6.16)	18.52
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$52,574	$54,472	$61,127	$61,777	$84,217
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.32	0.32	0.32	0.32	0.32
After waiver of expenses by Adviser (%)	0.22	0.22	0.22	0.22	0.22
Ratio of net investment income to average net assets (%)	2.74	1.14	1.71	1.55	1.57
Portfolio turnover (%)[3]	71	93	78	69	36

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.74	$9.06	$7.94	$10.09	$9.27
Income from Investment Operations:
Net investment income	0.22	0.08	0.13 [1]	0.13	0.15
Net realized and unrealized gain (loss) on investments	0.64	0.80	1.41	(0.78)	1.53
Total from investment operations	0.86	0.88	1.54	(0.65)	1.68
Less Distributions From:
Net investment income	(0.23)	(0.09)	(0.13)	(0.16)	(0.15)
Capital gains	(0.31)	(0.72)	(0.29)	(1.34)	(0.71)
Return of Capital	–	(0.39)	–	–	–
Total distributions	(0.54)	(1.20)	(0.42)	(1.50)	(0.86)
Net increase (decrease) in net asset value	0.32	(0.32)	1.12	(2.15)	0.82
Net Asset Value at end of period	$9.06	$8.74	$9.06	$7.94	$10.09
Total Return (%)[2]	9.90	9.81	19.39	(6.39)	18.22
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$799	$1,095	$1,272	$1,527	$2,267
Ratios of expenses to average net assets:
Before waiver of expenses by Adviser (%)	0.57	0.57	0.57	0.57	0.57
After waiver of expenses by Adviser (%)	0.47	0.47	0.47	0.47	0.47
Ratio of net investment income to average net assets (%)	2.42	0.90	1.41	1.01	1.53
Portfolio turnover (%)[3]	71	93	78	69	36

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

CORE BOND FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.30	$9.89	$9.39	$9.76	$9.75
Income from Investment Operations:
Net investment income	0.20	0.26	0.31 [1]	0.32	0.29
Net realized and unrealized gain (loss) on investments	(0.37)	0.62	0.48	(0.38)	0.02
Total from investment operations	(0.17)	0.88	0.79	(0.06)	0.31
Less Distributions From:
Net investment income	(0.23)	(0.28)	(0.28)	(0.31)	(0.30)
Capital gains	(0.16)	(0.19)	(0.01)	–	–
Total distributions	(0.39)	(0.47)	(0.29)	(0.31)	(0.30)
Net increase (decrease) in net asset value	(0.56)	0.41	0.50	(0.37)	0.01
Net Asset Value at end of period	$9.74	$10.30	$9.89	$9.39	$9.76
Total Return (%)[2]	(1.58)	8.97	8.36	(0.62)	3.11
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$85,758	$92,471	$95,679	$104,781	$129,429
Ratios of expenses to average net assets (%)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income to average net assets (%)	1.97	2.23	2.67	2.70	2.54
Portfolio turnover (%)[3]	34	44	26	24	16

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$10.25	$9.84	$9.36	$9.73	$9.73
Income from Investment Operations:
Net investment income	0.07	0.11	0.17 [1]	0.19	0.22
Net realized and unrealized gain (loss) on investments	(0.25)	0.74	0.58	(0.27)	0.06
Total from investment operations	(0.18)	0.85	0.75	(0.08)	0.28
Less Distributions From:
Net investment income	(0.22)	(0.25)	(0.26)	(0.29)	(0.28)
Capital gains	(0.16)	(0.19)	(0.01)	–	–
Total distributions	(0.38)	(0.44)	(0.27)	(0.29)	(0.28)
Net increase (decrease) in net asset value	(0.56)	0.41	0.48	(0.37)	–
Net Asset Value at end of period	$9.69	$10.25	$9.84	$9.36	$9.73
Total Return (%)[2]	(1.83)	8.70	8.09	(0.87)	2.85
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,379	$23,721	$26,855	$29,713	$35,252
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	1.72	1.98	2.43	2.45	2.29
Portfolio turnover (%)[3]	34	44	26	24	16

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

HIGH INCOME FUND
	Year Ended December 31,
CLASS I	2021	2020	2019		2018	2017
Net Asset Value at beginning of period	$8.24	$8.17	$7.91		$8.66	$8.56
Income from Investment Operations:
Net investment income	0.38	0.46	0.49	[1]	0.49	0.47
Net realized and unrealized gain (loss) on investments	(0.04)	0.03	0.19		(0.77)	0.08
Total from investment operations	0.34	0.49	0.68		(0.28)	0.55
Less Distributions From:
Net investment income	(0.36)	(0.42)	(0.42)		(0.47)	(0.45)
Net increase (decrease) in net asset value	(0.02)	0.07	0.26		(0.75)	0.10
Net Asset Value at end of period	$8.22	$8.24	$8.17		$7.91	$8.66
Total Return (%)[2]	4.24	5.98	8.64		(3.20)	6.32
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$13,032	$13,989	$15,658		$17,466	$20,601
Ratios of expenses to average net assets (%)	0.77	0.77	0.77		0.77	0.77
Ratio of net investment income to average net assets (%)	4.14	4.77	4.96		5.12	4.72
Portfolio turnover (%)[3]	50	55	17		22	39

	Year Ended December 31,
CLASS II	2021	2020	2019		2018	2017
Net Asset Value at beginning of period	$8.25	$8.18	$7.92		$8.67	$8.57
Income from Investment Operations:
Net investment income	0.25	0.26	0.31	[1]	0.37	0.43
Net realized and unrealized gain (loss) on investments	0.07	0.21	0.35		(0.67)	0.09
Total from investment operations	0.32	0.47	0.66		(0.30)	0.52
Less Distributions From:
Net investment income	(0.35)	(0.40)	(0.40)		(0.45)	(0.42)
Net increase (decrease) in net asset value	(0.03)	0.07	0.26		(0.75)	0.10
Net Asset Value at end of period	$8.22	$8.25	$8.18		$7.92	$8.67
Total Return (%)[2]	3.98	5.71	8.36		(3.44)	6.06
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,403	$3,693	$4,181		$4,605	$5,562
Ratios of expenses to average net assets (%)	1.02	1.02	1.02		1.02	1.02
Ratio of net investment income to average net assets (%)	3.89	4.52	4.71		4.87	4.47
Portfolio turnover (%)[3]	50	55	17		22	39

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

DIVERSIFIED INCOME FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$19.47	$19.11	$17.26	$19.55	$18.40
Income from Investment Operations:
Net investment income	0.36	0.40	0.43 [1]	0.47	0.45
Net realized and unrealized gain (loss) on investments	2.53	1.04	2.96	(0.65)	2.00
Total from investment operations	2.89	1.44	3.39	(0.18)	2.45
Less Distributions From:
Net investment income	(0.39)	(0.41)	(0.40)	(0.48)	(0.45)
Capital gains	(2.32)	(0.67)	(1.14)	(1.63)	(0.85)
Total distributions	(2.71)	(1.08)	(1.54)	(2.11)	(1.30)
Net increase (decrease) in net asset value	0.18	0.36	1.85	(2.29)	1.15
Net Asset Value at end of period	$19.65	$19.47	$19.11	$17.26	$19.55
Total Return (%)[2]	14.92	7.77	19.68	(0.76)	13.31
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$200,806	$195,463	$206,780	$201,421	$239,212
Ratios of expenses to average net assets (%)	0.72	0.72	0.72	0.72	0.72
Ratio of net investment income to average net assets (%)	1.64	2.04	2.10	2.17	2.13
Portfolio turnover (%)[3]	34	31	28	26	16

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$19.27	$18.92	$17.12	$19.41	$18.31
Income from Investment Operations:
Net investment income	0.32	0.27	0.34 [1]	0.38	0.37
Net realized and unrealized gain (loss) on investments	2.48	1.12	2.97	(0.60)	2.00
Total from investment operations	2.80	1.39	3.31	(0.22)	2.37
Less Distributions From:
Net investment income	(0.36)	(0.37)	(0.37)	(0.44)	(0.42)
Capital gains	(2.32)	(0.67)	(1.14)	(1.63)	(0.85)
Total distributions	(2.68)	(1.04)	(1.51)	(2.07)	(1.27)
Net increase (decrease) in net asset value	0.12	0.35	1.80	(2.29)	1.10
Net Asset Value at end of period	$19.39	$19.27	$18.92	$17.12	$19.41
Total Return (%)[2]	14.64	7.50	19.38	(1.01)	13.03
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$29,739	$29,102	$33,801	$32,925	$40,526
Ratios of expenses to average net assets (%)	0.97	0.97	0.97	0.97	0.97
Ratio of net investment income to average net assets (%)	1.39	1.79	1.85	1.92	1.88
Portfolio turnover (%)[3]	34	31	28	26	16

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

LARGE CAP VALUE FUND
	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$23.34	$25.08	$21.85	$28.48	$26.56
Income from Investment Operations:
Net investment income	0.49	0.40	0.41 [1]	0.50	0.69
Net realized and unrealized gain (loss) on investments	4.71	(1.46)	5.01	(4.09)	3.60
Total from investment operations	5.20	(1.06)	5.42	(3.59)	4.29
Less Distributions From:
Net investment income	(0.49)	(0.38)	(0.37)	(0.46)	(0.69)
Capital gains	(0.72)	(0.30)	(1.82)	(2.01)	(1.68)
Return of Capital	–	–	–	(0.57)	–
Total distributions	(1.21)	(0.68)	(2.19)	(3.04)	(2.37)
Net increase (decrease) in net asset value	3.99	(1.74)	3.23	(6.63)	1.92
Net Asset Value at end of period	$27.33	$23.34	$25.08	$21.85	$28.48
Total Return (%)[2]	22.36	(3.99)	24.93	(12.59)	16.23
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$239,621	$220,518	$256,775	$243,697	$341,213
Ratios of expenses to average net assets (%)	0.62	0.62	0.62	0.62	0.62
Ratio of net investment income to average net assets (%)	1.78	1.74	1.49	1.54	2.28
Portfolio turnover (%)[3]	32	87	76	83	77

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$22.99	$24.72	$21.56	$28.17	$26.32
Income from Investment Operations:
Net investment income	0.24	0.23	0.30 [1]	0.36	0.65
Net realized and unrealized gain (loss) on investments	4.81	(1.33)	4.98	(3.98)	3.52
Total from investment operations	5.05	(1.10)	5.28	(3.62)	4.17
Less Distributions From:
Net investment income	(0.45)	(0.33)	(0.30)	(0.41)	(0.64)
Capital gains	(0.72)	(0.30)	(1.82)	(2.01)	(1.68)
Return of Capital	–	–	–	(0.57)	–
Total distributions	(1.17)	(0.63)	(2.12)	(2.99)	(2.32)
Net increase (decrease) in net asset value	3.88	(1.73)	3.16	(6.61)	1.85
Net Asset Value at end of period	$26.87	$22.99	$24.72	$21.56	$28.17
Total Return (%)[2]	22.05	(4.23)	24.61	(12.81)	15.94
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$3,128	$3,388	$4,284	$3,829	$5,539
Ratios of expenses to average net assets (%)	0.87	0.87	0.87	0.87	0.87
Ratio of net investment income to average net assets (%)	1.52	1.48	1.24	1.29	2.08
Portfolio turnover (%)[3]	32	87	76	83	77

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

LARGE CAP GROWTH FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$21.11	$20.17	$17.19	$26.54	$24.84
Income from Investment Operations:
Net investment income	0.10	0.09	0.12 [1]	0.20	0.22
Net realized and unrealized gain (loss) on investments	4.68	2.61	5.20	(0.52)	5.32
Total from investment operations	4.78	2.70	5.32	(0.32)	5.54
Less Distributions From:
Net investment income	(0.08)	(0.09)	(0.12)	(0.19)	(0.22)
Capital gains	(2.39)	(1.67)	(2.22)	(8.84)	(3.62)
Total distributions	(2.47)	(1.76)	(2.34)	(9.03)	(3.84)
Net increase (decrease) in net asset value	2.31	0.94	2.98	(9.35)	1.70
Net Asset Value at end of period	$23.42	$21.11	$20.17	$17.19	$26.54
Total Return (%)[2]	22.96	13.94	31.13	(0.28)	22.28
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$213,648	$198,560	$197,776	$184,508	$232,362
Ratios of expenses to average net assets (%)	0.82	0.82	0.82	0.82	0.82
Ratio of net investment income to average net assets (%)	0.40	0.43	0.52	0.70	0.75
Portfolio turnover (%)[3]	16	29	18	73	22

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$20.57	$19.71	$16.85	$26.22	$24.60
Income from Investment Operations:
Net investment income	(0.04)	(0.01)	0.02 [1]	0.19	0.14
Net realized and unrealized gain (loss) on investments	4.64	2.59	5.14	(0.56)	5.28
Total from investment operations	4.60	2.58	5.16	(0.37)	5.42
Less Distributions From:
Net investment income	(0.05)	(0.05)	(0.08)	(0.16)	(0.18)
Capital gains	(2.39)	(1.67)	(2.22)	(8.84)	(3.62)
Total distributions	(2.44)	(1.72)	(2.30)	(9.00)	(3.80)
Net increase (decrease) in net asset value	2.16	0.86	2.86	(9.37)	1.62
Net Asset Value at end of period	$22.73	$20.57	$19.71	$16.85	$26.22
Total Return (%)[2]	22.66	13.65	30.80	(0.53)	21.98
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$14,667	$15,900	$17,569	$17,704	$23,445
Ratios of expenses to average net assets (%)	1.07	1.07	1.07	1.07	1.07
Ratio of net investment income to average net assets (%)	0.17	0.19	0.27	0.45	0.50
Portfolio turnover (%)[3]	16	29	18	73	22

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MID CAP FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$17.97	$18.38	$15.19	$18.97	$18.11
Income from Investment Operations:
Net investment income	0.01	(0.01)	(0.03)[1]	–	(0.01)
Net realized and unrealized gain (loss) on investments	4.62	1.66	5.22	(0.37)	2.85
Total from investment operations	4.63	1.65	5.19	(0.37)	2.84
Less Distributions From:
Capital gains	(2.61)	(2.06)	(2.00)	(3.41)	(1.98)
Net increase (decrease) in net asset value	2.02	(0.41)	3.19	(3.78)	0.86
Net Asset Value at end of period	$19.99	$17.97	$18.38	$15.19	$18.97
Total Return (%)[2]	26.39	9.69	34.27	(1.50)	15.74
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$176,437	$164,068	$167,094	$152,077	$192,140
Ratios of expenses to average net assets (%)	0.92	0.92	0.92	0.92	0.92
Ratio of net investment income (loss) to average net assets (%)	0.06	(0.07)	(0.18)	(0.03)	(0.07)
Portfolio turnover (%)[3]	25	24	16	25	22

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$17.26	$17.77	$14.77	$18.59	$17.83
Income from Investment Operations:
Net investment income	(0.14)	(0.10)	(0.14)[1]	(0.07)	(0.08)
Net realized and unrealized gain (loss) on investments	4.53	1.65	5.14	(0.34)	2.82
Total from investment operations	4.39	1.55	5.00	(0.41)	2.74
Less Distributions From:
Capital gains	(2.61)	(2.06)	(2.00)	(3.41)	(1.98)
Net increase (decrease) in net asset value	1.78	(0.51)	3.00	(3.82)	0.76
Net Asset Value at end of period	$19.04	$17.26	$17.77	$14.77	$18.59
Total Return (%)[2]	26.08	9.41	33.93	(1.75)	15.45
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$6,487	$7,069	$8,070	$7,921	$10,509
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment (loss) to average net assets (%)	(0.17)	(0.31)	(0.43)	(0.28)	(0.32)
Portfolio turnover (%)[3]	25	24	16	25	22

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

INTERNATIONAL STOCK FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$12.67	$11.80	$9.93	$11.73	$9.69
Income from Investment Operations:
Net investment income	0.14	0.12	0.23 [1]	0.21	0.17
Net realized and unrealized gain (loss) on investments	(0.32)	0.86	1.84	(1.82)	2.01
Total from investment operations	(0.18)	0.98	2.07	(1.61)	2.18
Less Distributions From:
Net investment income	(0.12)	(0.11)	(0.20)	(0.19)	(0.14)
Capital gains	(0.78)	–	–	–	–
Total distributions	(0.90)	(0.11)	(0.20)	(0.19)	(0.14)
Net increase (decrease) in net asset value	(1.08)	0.87	1.87	(1.80)	2.04
Net Asset Value at end of period	$11.59	$12.67	$11.80	$9.93	$11.73
Total Return (%)[2]	(1.34)	8.36	20.81	(13.69)	22.54
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$19,330	$21,852	$22,721	$21,130	$27,516
Ratios of expenses to average net assets (%)	1.17	1.17	1.17	1.17	1.17
Ratio of net investment income to average net assets (%)	1.01	0.88	1.83	1.59	1.27
Portfolio turnover (%)[3]	130	33	31	33	28

	Year Ended December 31,
CLASS II	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$12.59	$11.73	$9.88	$11.67	$9.65
Income from Investment Operations:
Net investment income	0.04	0.01	0.15 [1]	0.11	0.08
Net realized and unrealized gain (loss) on investments	(0.25)	0.93	1.88	(1.73)	2.06
Total from investment operations	(0.21)	0.94	2.03	(1.62)	2.14
Less Distributions From:
Net investment income	(0.10)	(0.08)	(0.18)	(0.17)	(0.12)
Capital gains	(0.78)	–	–	–	–
Total distributions	(0.88)	(0.08)	(0.18)	(0.17)	(0.12)
Net increase (decrease) in net asset value	(1.09)	0.86	1.85	(1.79)	2.02
Net Asset Value at end of period	$11.50	$12.59	$11.73	$9.88	$11.67
Total Return (%)[2]	(1.58)	8.09	20.51	(13.91)	22.24
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$7,126	$8,919	$9,691	$9,219	$13,257
Ratios of expenses to average net assets (%)	1.42	1.42	1.42	1.42	1.42
Ratio of net investment income to average net assets (%)	0.79	0.63	1.60	1.35	1.02
Portfolio turnover (%)[3]	130	33	31	33	28

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Portfolio turnover is calculated at the fund level and represents the entire fiscal year.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MADISON TARGET RETIREMENT 2020 FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.87	$7.83	$7.38	$7.93	$8.06
Income from Investment Operations:
Net investment income	0.13	0.09	0.16 [1]	0.16	0.19
Net realized and unrealized gain (loss) on investments	(0.02)	0.60	0.70	(0.32)	0.48
Total from investment operations	0.11	0.69	0.86	(0.16)	0.67
Less Distributions From:
Net investment income	(0.10)	(0.13)	(0.14)	(0.19)	(0.37)
Capital gains	(0.28)	(0.52)	(0.27)	(0.10)	(0.43)
Return of Capital	–	–	–	(0.10)	–
Total distributions	(0.38)	(0.65)	(0.41)	(0.39)	(0.80)
Net increase (decrease) in net asset value	(0.27)	0.04	0.45	(0.55)	(0.13)
Net Asset Value at end of period	$7.60	$7.87	$7.83	$7.38	$7.93
Total Return (%)[2]	1.45	8.80	11.76	(2.11)	8.34
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$27,014	$35,685	$35,602	$38,523	$47,510
Ratios of expenses to average net assets (%)	0.31	0.30	0.30	0.03 [3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	1.54	1.14	2.00	1.75 [3]	1.89 [3]
Portfolio turnover (%)	210	318	276	35	9

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

4 Amounts represent less than 0.01%.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MADISON TARGET RETIREMENT 2030 FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$8.18	$7.89	$7.34	$8.16	$8.26
Income from Investment Operations:
Net investment income	0.29	0.09	0.16 [1]	0.17	0.19
Net realized and unrealized gain (loss) on investments	0.29	0.82	1.08	(0.50)	0.89
Total from investment operations	0.58	0.91	1.24	(0.33)	1.08
Less Distributions From:
Net investment income	(0.20)	(0.12)	(0.14)	(0.21)	(0.38)
Capital gains	(0.41)	(0.50)	(0.55)	(0.28)	(0.80)
Total distributions	(0.61)	(0.62)	(0.69)	(0.49)	(1.18)
Net increase (decrease) in net asset value	(0.03)	0.29	0.55	(0.82)	(0.10)
Net Asset Value at end of period	$8.15	$8.18	$7.89	$7.34	$8.16
Total Return (%)[2]	7.20	11.77	17.10	(4.04)	13.18
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$71,328	$70,125	$62,469	$62,556	$74,415
Ratios of expenses to average net assets (%)	0.31	0.30	0.30	0.03 [3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	3.40	1.09	1.97	1.88 [3]	1.78 [3]
Portfolio turnover (%)	215	372	244	33	13

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

4 Amounts represent less than 0.01%.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - continued

MADISON TARGET RETIREMENT 2040 FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$7.52	$7.21	$6.66	$7.55	$7.66
Income from Investment Operations:
Net investment income	0.31	0.08	0.15 [1]	0.16	0.19
Net realized and unrealized gain (loss) on investments	0.36	0.81	1.09	(0.52)	0.97
Total from investment operations	0.67	0.89	1.24	(0.36)	1.16
Less Distributions From:
Net investment income	(0.21)	(0.10)	(0.14)	(0.21)	(0.38)
Capital gains	(0.49)	(0.48)	(0.55)	(0.32)	(0.89)
Total distributions	(0.70)	(0.58)	(0.69)	(0.53)	(1.27)
Net increase (decrease) in net asset value	(0.03)	0.31	0.55	(0.89)	(0.11)
Net Asset Value at end of period	$7.49	$7.52	$7.21	$6.66	$7.55
Total Return (%)[2]	8.91	12.51	18.86	(4.88)	15.16
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$40,984	$41,990	$37,060	$38,424	$49,909
Ratios of expenses to average net assets (%)	0.31	0.30	0.30	0.03 [3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	3.71	1.08	1.94	1.69 [3]	1.76 [3]
Portfolio turnover (%)	209	367	258	30	16

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

4 Amounts represent less than 0.01%.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Financial Highlights for a Share of Beneficial Interest Outstanding - concluded

MADISON TARGET RETIREMENT 2050 FUND

	Year Ended December 31,
CLASS I	2021	2020	2019	2018	2017
Net Asset Value at beginning of period	$13.00	$12.37	$12.03	$13.60	$12.57
Income from Investment Operations:
Net investment income	0.57	0.13	0.26 [1]	0.26	0.27
Net realized and unrealized gain (loss) on investments	0.74	1.43	2.10	(1.06)	1.87
Total from investment operations	1.31	1.56	2.36	(0.80)	2.14
Less Distributions From:
Net investment income	(0.38)	(0.18)	(0.22)	(0.38)	(0.54)
Capital gains	(0.72)	(0.75)	(1.80)	(0.39)	(0.57)
Total distributions	(1.10)	(0.93)	(2.02)	(0.77)	(1.11)
Net increase (decrease) in net asset value	0.21	0.63	0.34	(1.57)	1.03
Net Asset Value at end of period	$13.21	$13.00	$12.37	$12.03	$13.60
Total Return (%)[2]	10.22	12.80	20.55	(5.85)	16.99
Ratios/Supplemental Data:
Net Assets at end of period (in 000’s)	$34,283	$30,437	$24,850	$23,081	$28,231
Ratios of expenses to average net assets (%)	0.30	0.30	0.30	0.03 [3]	0.00 [3,4]
Ratio of net investment income to average net assets (%)	4.34	1.07	1.95	1.61 [3]	1.79 [3]
Portfolio turnover (%)	228	390	292	37	8

1 Net investment income (loss) calculated excluding permanent tax adjustments to undistributed net investment income.

2 These returns are after all charges at the mutual fund level have been subtracted. These returns are higher than the returns at the separate account level because charges made at the separate account level have not been subtracted.

3 Amount does not include income or expenses of the underlying GS Target Date Portfolio, nor the underlying expenses of the funds held by the GS Target Date Portfolio.

4 Amounts represent less than 0.01%.

See accompanying Notes to Financial Statements.

Ultra Series Fund | December 31, 2021

Notes to Financial Statements

1. ORGANIZATION

The Ultra Series Fund (the “Trust”), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The Trust is a series trust with 14 investment portfolios (individually, a “fund,” and collectively, the “funds”), each with different investment objectives and policies. The funds are the Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund and International Stock Fund (collectively, the “Core Funds”), the Conservative Allocation Fund, Moderate Allocation Fund and Aggressive Allocation Fund (collectively, the “Target Allocation Funds”) and the Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, (collectively, the “Target Date Funds”). Madison Asset Management, LLC (the “Investment Adviser” or “Madison”) serves as the funds’ investment adviser. Effective February 28, 2021, Madison took over management of the International Stock Fund from Lazard Asset Management, LLC, the previous Subadviser.

The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of the Trust without par value. All funds, except the Target Date Funds, offer Class I and II shares. The Target Date Funds only offer Class I shares. Each class of shares represents an interest in the assets of the respective fund and has identical voting, dividend, liquidation and other rights, except that each class of shares bears its own distribution fee, if any, and its proportional share of fund level expenses, and has exclusive voting rights on matters pertaining to Rule 12b-1 under the 1940 Act as it relates to that class and other class specific matters. Shares are offered to separate accounts (the “Accounts”) of CMFG Life Insurance Company and to qualified pension and retirement plans of CMFG Life Insurance Company or its affiliates (“CUNA Mutual Group”). The Trust may, in the future, offer other share classes to separate accounts of insurance companies and to qualified pension and retirement plans that are not affiliated with CUNA Mutual Group. The Trust does not offer shares directly to the general public.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from those estimates.

The funds are investment companies that apply the accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services-Investment Companies (ASC 946). The following is a summary of significant accounting policies consistently followed by each fund in the preparation of its financial statements.

Portfolio Valuation: The Trust and each series of the Trust, referred to individually as a fund, values securities and other investments as follows: Equity securities, including closed-end investment companies, American Depositary Receipts (“ADRs”),Global Depositary Receipts (“GDRs”) and exchange-traded funds (“ETFs”) listed on any U.S. or foreign stock exchange or quoted on the National Association of Securities Dealers Automated Quotation System (“NASDAQ’’) are valued at the last quoted sale price or official closing price on that exchange or NASDAQ on the valuation day (provided that, for securities traded on NASDAQ, the funds utilize the NASDAQ Official Closing Price (“NOCP”)). If no sale occurs, equities traded on a U.S. exchange, foreign exchange or on NASDAQ are valued at the bid price. Debt securities (other than short-term obligations) purchased with a remaining maturity of 61 days or more are valued on the basis of last available bid prices or current market quotations provided by dealers

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

or pricing services approved by the Trust. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments.

Municipal debt securities are traded via a network among dealers and brokers that connect buyers and sellers. They are valued on the basis of last available bid prices or current market quotations provided by dealers or pricing services approved by the Trust. There may be little trading in the secondary market for the particular bonds and other debt securities, making them more difficult to value or sell. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche.

Investments in shares of open-end mutual funds, including money market funds, are valued at their daily net asset value (“NAV”) which is calculated as of the close of regular trading on the New York Stock Exchange (the “NYSE”) usually 4:00 p.m. Eastern Standard Time on each day on which the NYSE is open for business. NAV per share is determined by dividing each fund’s total net assets by the number of shares of such fund outstanding at the time of calculation. Because the assets of each Target Allocation Fund and each Target Date Fund consist primarily of shares of other registered investment companies (the “Underlying Funds”), the NAV of each fund is determined based on the NAVs of the Underlying Funds. Total net assets are determined by adding the total current value of portfolio securities, cash, receivables, and other assets and subtracting liabilities. Short-term instruments having maturities of 60 days or less are valued on an amortized cost basis, which approximates fair value.

Over-the-counter securities not listed or traded on NASDAQ are valued at the last sale price on the valuation day. If no sale occurs on the valuation day, an over-the-counter security is valued at the last bid price. Exchange-traded options are valued at the mean of the best bid and ask prices across all option exchanges. Over-the-counter options are valued based upon prices provided by market makers in such securities or dealers in such currencies. Financial futures contracts generally are valued at the settlement price established by the exchange(s) on which the contracts are primarily traded. Spot and forward foreign currency exchange contracts are valued based on quotations supplied by dealers in such contracts. Overnight repurchase agreements are valued at cost, and term repurchase agreements (i.e., those whose maturity exceeds seven days), swaps, caps, collars and floors, if any, are valued at the average of the closing bids obtained daily from at least one dealer.

Through the end of this reporting period, the value of all assets and liabilities expressed in foreign currencies was converted into U.S. dollar values using the then-current exchange rate at the close of regular trading on the NYSE.

All other securities for which either quotations are not readily available, no other sales have occurred, or in the Investment Adviser’s opinion, do not reflect the current fair value, are appraised at their fair values as determined in good faith by the Investment Adviser’s Pricing Committee (the “Committee”) and under the general supervision of the Board of Trustees. When fair value pricing of securities is employed, the prices of securities used by the funds to calculate NAV may differ from market quotations or NOCP. Because the Target Allocation Funds and Target Date Funds primarily invest in Underlying Funds, government securities and short-term paper, it is not anticipated that the Investment Adviser will need to “fair value” any of the investments of these funds. However, an Underlying Fund may need to “fair value” one or more of its investments, which may, in turn, require a Target Allocation Fund or Target Date Fund to do the same because of delays in obtaining the Underlying Fund’s NAV.

A fund’s investments will be valued at fair value if, in the judgment of the Committee, an event impacting the value of an investment occurred between the closing time of a security’s primary market or exchange (for example,

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

a foreign exchange or market) and the time the fund’s share price is calculated as of the close of regular trading on the NYSE. Significant events may include, but are not limited to, the following: (1) significant fluctuations in domestic markets, foreign markets or foreign currencies; (2) occurrences not directly tied to the securities markets such as natural disasters, armed conflicts or significant government actions; and (3) major announcements affecting a single issuer or an entire market or market sector. In responding to a significant event, the Committee would determine the fair value of affected securities considering factors including, but not limited to: fundamental analytical data relating to the investment; the nature and duration of any restrictions on the disposition of the investment; and the forces influencing the market(s) in which the investment is purchased or sold.

In addition to the fair value decisions made by the Committee noted above, the Committee also engages an independent fair valuation service to adjust the valuations of foreign equity securities based on specific market-movement parameters established by the Committee and approved by the Board of Trustees. Such adjustments to the valuation of foreign securities are applied automatically upon market close if the parameters established are exceeded. A foreign security is also automatically fair valued if the exchange it is traded on is on holiday.

Recently Issued Accounting Pronouncements: In March 2020, the FASB issued Accounting Standards Update (“ASU”) 2020-04, which provides optional expedients and exceptions for contracts, hedging relationships and other transactions affected by reference rate reform if certain criteria are met. The adoption of the ASU is elective. At this time, management is evaluating the implications of these changes on the financial statements.

Security Transactions and Investment Income: Security transactions are accounted for on a trade date basis. Net realized gains or losses on sales are determined by the identified cost method. Net realized gain on investments in the Statements of Operations also includes realized gain distributions received from the underlying exchange-listed funds. Distributions of net realized gains are recorded on the fund’s ex-distribution date. Dividend income is recorded on ex-dividend date, except that certain dividends from foreign securities may be recorded after the ex-dividend date based on when the funds are informed of the dividend. Interest income is recorded on an accrual basis and is increased by the accretion of discount and decreased by the amortization of premium. Amortization and accretion are recorded on the effective yield method.

Expenses: Expenses that are directly related to one fund are charged directly to that fund. Other operating expenses are prorated to the funds on the basis of relative net assets. Class-specific expenses are borne by that class.

Classes: Income and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative net assets.

Repurchase Agreements: Each fund may engage in repurchase agreements. In a repurchase agreement, a security is purchased for a relatively short period (usually not more than seven days) subject to the obligation to sell it back to the issuer at a fixed time and price plus accrued interest. The funds will enter into repurchase agreements only with members of the Federal Reserve System, U.S. Central Credit Union and with “primary dealers” in U.S. government securities.

The Trust has established a procedure providing that the securities serving as collateral for each repurchase agreement must be delivered to the Trust’s custodian either physically or in book-entry form and that the collateral must be marked to market daily to ensure that each repurchase agreement is fully collateralized at all times. In the event of bankruptcy or other default by a seller of a repurchase agreement, a fund could experience one of the following: delays in liquidating the underlying securities during the period in which the fund seeks to enforce its rights thereto, possible decreased levels of income, declines in value of the underlying securities, or lack of access to income during this period and the expense of enforcing its rights. As of December 31, 2021, none of the funds held open repurchase agreements.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Foreign Currency Transactions: The Trust’s books and records are maintained in U.S. dollars. Foreign currency-denominated transactions (i.e., investment securities, assets and liabilities, purchases and sales of investment securities, and income and expenses) are translated into U.S. dollars at the current rate of exchange. The funds enter into contracts on the trade date to settle any securities transactions denominated in foreign currencies on behalf of the funds at the spot rate at settlement.

Each fund reports certain foreign currency-related transactions as components of realized gains or losses for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes. Realized gains or losses associated with currency transactions are included in the Statements of Operations under the heading “Net realized gain (loss) on investments.” For the year ended, December 31, 2021, The International Stock Fund had net realized losses of $(2,228) foreign currency transactions. As of December 31, 2021, only the International Stock Fund had open foreign currency transactions.

The funds do not isolate the portion of gains and losses on investments in securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of securities. Such amounts are categorized as gain or loss on investments for financial reporting purposes.

Forward Foreign Currency Exchange Contracts: Each fund may purchase and sell forward foreign currency exchange contracts for defensive or hedging purposes. When entering into forward foreign currency exchange contracts, the funds agree to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily. The funds’ net assets reflect unrealized gains or losses on the contracts as measured by the difference between the forward foreign currency exchange rates at the dates of entry into the contracts and the forward rates at the reporting date. The funds realize a gain or a loss at the time the forward foreign currency exchange contracts are settled or closed out with an offsetting contract. Contracts are traded over-the-counter directly with a counterparty. Realized and unrealized gains and losses are included in the Statements of Operations. As of December 31, 2021, none of the funds had open forward foreign currency exchange contracts.

If a fund enters into a forward foreign currency exchange contract to buy foreign currency for any purpose, the fund will be required to place cash or other liquid assets in a segregated account with the fund’s custodian in an amount equal to the value of the fund’s total assets committed to the consummation of the forward contract. If the value of the securities in the segregated account declines, additional cash or securities will be placed in the segregated account so that the value of the account will equal the amount of the fund’s commitment with respect to the contract.

Cash Concentration: At times, the funds maintain cash balances at financial institutions in excess of federally insured limits. The funds monitor this credit risk and have not experienced any losses related to this risk.

Illiquid Securities: Each fund currently limits investments in illiquid investments, as defined by Rule 22e-4 under the 1940 Act, to 15% of net assets at the time of purchase. An illiquid investment is generally defined as a security that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. At December 31, 2021, there were no illiquid securities held in the funds.

Delayed Delivery Securities: Each fund may purchase securities on a when-issued or delayed delivery basis. “When-issued” refers to securities whose terms are available and for which a market exists, but that have not been issued. For when-issued or delayed delivery transactions, no payment is made until delivery date, which is typically longer than the normal course of settlement. When a fund enters into an agreement to purchase securities on a when-issued or delayed delivery basis, the fund segregates cash or other liquid securities, of any

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

type or maturity, equal in value to the fund’s commitment. Losses may arise due to changes in the fair value of the underlying securities, if the counterparty does not perform under the contract, or if the issuer does not issue the securities due to political, economic or other factors. As of December 31, 2021, none of the funds had entered into such transactions.

Indemnifications: Under the funds’ organizational documents, the funds’ officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In the normal course of business, the funds enter into contracts that contain a variety of representations and provide general indemnifications. The funds’ maximum liability exposure under these arrangements is unknown, as future claims that have not yet occurred may be made against the funds. However, based on experience, management expects the risk of loss to be remote.

3. FAIR VALUE MEASUREMENTS

Each fund has adopted FASB guidance on fair value measurements. Fair value is defined as the price that each fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data “inputs” and minimize the use of unobservable “inputs” and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs used in the valuation technique). Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rate volatilities, prepayment speeds, credit risk, benchmark yields, transactions, bids, offers, new issues, spreads, and other relationships observed in the markets among comparable securities, underlying equity of the issuer; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance, and other reference data, etc.)

Level 3 - significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments)

The valuation techniques used by the funds to measure fair value for the year ended December 31, 2021 maximized the use of observable inputs and minimized the use of unobservable inputs. The funds utilized the following fair value techniques: multi-dimensional relational pricing model and option adjusted spread pricing; the funds estimated the price that would have prevailed in a liquid market for an international equity security given information available at the time of valuation. As of December 31, 2021, none of the funds held securities deemed as a Level 3, and there were no transfers between classification levels.

Ultra Series Fund | Notes to Financial Statements - continued  | December 31, 2021

The following is a summary of the inputs used as of December 31, 2021, in valuing the funds’ investments carried at fair value:

Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/21
Conservative Allocation
Investment Companies	$147,527,293	$–	$–	$147,527,293
Short-Term Investments	4,938,269	–	–	4,938,269
	152,465,562	–	–	152,465,562
Moderate Allocation
Investment Companies	155,968,436	–	–	155,968,436
Short-Term Investments	8,570,212	–	–	8,570,212
	164,538,648	–	–	164,538,648
Aggressive Allocation
Investment Companies	51,383,375	–	–	51,383,375
Short-Term Investments	4,655,566	–	–	4,655,566
	56,038,941	–	–	56,038,941
Core Bond
Asset Backed Securities	–	4,226,100	–	4,226,100
Collateralized Mortgage Obligations	–	5,089,420	–	5,089,420
Commercial Mortgage-Backed Securities	–	1,863,144	–	1,863,144
Corporate Notes and Bonds	–	41,269,841	–	41,269,841
Foreign Corporate Bonds		3,168,901		3,168,901
Long-Term Municipal Bonds	–	2,142,219	–	2,142,219
Mortgage Backed Securities	–	17,857,337	–	17,857,337
U.S. Government and Agency Obligations	–	27,019,096	–	27,019,096
Short-Term Investments	1,980,964	–	–	1,980,964
	1,980,964	102,636,058	–	104,617,022
High Income
Corporate Notes and Bonds	–	13,867,514	–	13,867,514
Foreign Corporate Bonds		1,494,022		1,494,022
Exchange Traded Funds	513,359	–	–	513,359
Short-Term Investments	1,186,452	–	–	1,186,452
	1,699,811	15,361,536	–	17,061,347
Diversified Income
Common Stocks	160,253,280	–	–	160,253,280
Asset Backed Securities	–	2,473,823	–	2,473,823
Collateralized Mortgage Obligations	–	3,707,470	–	3,707,470
Commercial Mortgage-Backed Securities	–	891,673	–	891,673
Corporate Notes and Bonds	–	24,609,978	–	24,609,978
Foreign Corporate Bonds	–	1,359,282	–	1,359,282
Long-Term Municipal Bonds	–	1,340,755	–	1,340,755
Mortgage Backed Securities	–	9,893,798	–	9,893,798
U.S. Government and Agency Obligations	–	19,229,111	–	19,229,111
Short-Term Investments	6,402,038	–	–	6,402,038
	166,655,318	63,505,890	–	230,161,208
Large Cap Value
Common Stocks	239,395,937	–	–	239,395,937
Short-Term Investments	3,091,771	–	–	3,091,771
	242,487,708	–	–	242,487,708
Large Cap Growth
Common Stocks	224,118,235	–	–	224,118,235
Short-Term Investments	7,469,466	–	–	7,469,466
	231,587,701	–	–	231,587,701

Ultra Series Fund   |   Notes to Financial Statements - continued | December 31, 2021

Fund[1]	Level 1	Level 2	Level 3	Value at 12/31/21
Mid Cap
Common Stocks	174,411,611	–	–	174,411,611
Short-Term Investments	8,553,691	–	–	8,553,691
	182,965,302	–	–	182,965,302
International Stock
Common Stocks
Australia	–	914,610	–	914,610
Brazil	854,934			854,934
Canada	1,180,140	–	–	1,180,140
China	488,464	1,101,817	–	1,590,281
Denmark	–	315,514	–	315,514
France	–	2,228,861	–	2,228,861
Germany	279,099	1,869,830	–	2,148,929
Hong Kong	–	327,805	–	327,805
India	1,783,611	–	–	1,783,611
Ireland	299,417	358,053	–	657,470
Israel	368,913	–	–	368,913
Italy	368,042	–	–	368,042
Japan	–	3,788,468	–	3,788,468
Mexico	297,702	498,305	–	796,007
Netherlands	1,112,320	–	–	1,112,320
Singapore	–	499,255	–	499,255
South Korea	–	292,447	–	292,447
Spain	–	313,351	–	313,351
Sweden	–	470,186	–	470,186
Switzerland	–	1,922,602	–	1,922,602
Taiwan	416,874			416,874
United Kingdom	–	2,785,978	–	2,785,978
Exchange Traded Funds	591,250	–	–	591,250
Short-Term Investments	827,593	–	–	827,593
	8,868,359	17,687,082	–	26,555,441
Madison Target Retirement 2020	25,627,314	–	–	25,627,314
Madison Target Retirement 2030	67,676,808	–	–	67,676,808
Madison Target Retirement 2040	38,866,082	–	–	38,866,082
Madison Target Retirement 2050	32,477,229	–	–	32,477,229

1 See respective portfolio of investments for underlying holdings in each fund. For additional information on the underlying funds held in the Target Allocation Funds and Target Date Funds, including shareholder prospectuses and financial reports, please visit each underlying funds website or visit the securities and exchange commission website http://www.sec.gov

4. ADVISORY, DISTRIBUTION, ADMINISTRATIVE SERVICES AGREEMENTS AND OTHER EXPENSES

Investment Advisory Agreements: The Investment Adviser is entitled to receive an advisory fee, which is calculated daily and paid monthly, at an annual rate based upon the following percentages of average daily net assets of each fund as follows as of December 31, 2021:

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Fund	Advisory Fee	Fund	Advisory Fee
Conservative Allocation	0.30%	Large Cap Growth	0.80%
Moderate Allocation	0.30%	Mid Cap	0.90%
Aggressive Allocation	0.30%	International Stock[1]	1.15%
Core Bond	0.55%	Madison Target Retirement 2020	0.25%
High Income	0.75%	Madison Target Retirement 2030	0.25%
Diversified Income	0.70%	Madison Target Retirement 2040	0.25%
Large Cap Value	0.60%	Madison Target Retirement 2050	0.25%

1Effective February 28, 2021, the Investment Adviser took over management of the fund from Lazard Asset Management, LLC, the previous Subadviser.

The Investment Advisory Agreement for the Core Funds and the Target Allocation Funds is structured as a “unitary fee arrangement” and, as such, requires the Investment Adviser to provide or arrange to provide overall management of the funds, including but not limited to, investment management services, custody, transfer agency, dividend disbursing, legal, accounting and administrative services. The unitary fee arrangement with these funds does not cover, and therefore these funds pay directly for, the following fees and expenses: (i) fees and expenses of the independent Trustees; (ii) fees and expenses of independent counsel to the independent Trustees; (iii) fees and expenses of the Trust’s independent registered public accountant; (iv) brokerage commissions and other expenses incurred in the acquisition or disposition of any securities or other investments; (v) costs of borrowing money, overdrafts (if any) and any potential taxes owed; and (vi) extraordinary expenses (including litigation and/or and consulting expenses) as approved by a majority of the independent Trustees.

In contrast, the Investment Advisory Agreement for the Target Date Funds is not structured as a “unitary fee arrangement.” Accordingly, under the Investment Advisory Agreement for these funds, the Investment Adviser is only responsible for providing investment management services to the funds. Other services performed by the Investment Adviser for the Target Date Funds are covered under a separate Administrative Services Agreement (discussed below).

The Investment Adviser may from time to time, contractually or voluntarily, agree to waive a portion of its fees or expenses related to the funds. Fee waiver agreements may be modified or terminated at any time or for any reason, but only with fund Board approval. During the year ended December 31, 2021, the Investment Adviser contractually agreed to waive 0.10% of its investment advisory fee for Target Allocation Funds until at least April 30, 2022. Fees waived for the year ended December 31, 2021, reflected as “fees waived” in the accompanying Statements of Operations, were as follows:

	Waived Fees or Expenses *
Fund	Class I	Class II	Total Waivers
Conservative Allocation	$139,736	$18,521	$158,257
Moderate Allocation	157,178	16,958	174,136
Aggressive Allocation	54,384	851	55,235

*The Investment Adviser does not have the right to recoup these waived fees.

Administrative Services Agreement - Target Date Funds: With respect to the Target Date Funds only, in addition to the advisory fee, the Investment Adviser is entitled to receive an administrative services fee pursuant to the terms of a separate Administrative Services Agreement. Under this agreement, Madison provides or arranges for the Target Date Funds to have all operational and support services needed by the funds, for which Madison is entitled to receive a fee of 0.05% annually based upon the average daily net assets of each fund, which is computed and

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

accrued daily and paid monthly. Fees and expenses of independent counsel to the independent Trustees and fees and expenses of the Trust’s independent registered public accountant are covered under this agreement.

The Administrative Services Agreement with the Target Retirement Fund does not cover, and therefore these funds pay directly for, the following expenses: (i) transaction-related expenses including, but not limited to, brokerage commissions paid in connection with fund transactions, interest or fees in connection with fund indebtedness or taxes paid in connection with portfolio securities held, (ii) acquired fund fees, if any, and (iii) any extraordinary or nonrecurring expenses (such as fees and expenses relating to any temporary line of credit the funds maintain for emergency or extraordinary purposes), and (iv) Independent Trustee compensation, including Lead Independent Trustee compensation.

Other Expenses: Due to the “unitary fee arrangement” in place with respect to the Core Funds and the Target Allocation Funds, and the Administrative Services Agreement arrangement in place with respect to the Target Date Funds, the former group of funds is directly responsible for certain fees and expenses that differ somewhat from the fees and expenses for which the latter group is directly responsible.

Distribution Agreement: MFD Distributor, LLC (“MFD”) serves as distributor of the funds. The Trust adopted a distribution and service plan with respect to the Trust’s Class II shares pursuant to Rule 12b-1 under the 1940 Act. Under the plan, the Trust will pay a service fee with regard to Class II shares at an annual rate of 0.25% each fund’s daily net assets.

MFD may from time to time voluntarily agree to waive a portion of its fees or expenses related to the funds. For the year ended December 31, 2021, no fees were waived. MFD does not have the right to recoup waived fees.

Officers and Trustees: Certain officers and Trustees of the Trust may also be officers, directors and/or employees of the Adviser or its affiliates. The Trust does not compensate its officers or Trustees who are officers, directors and/or employees of the Adviser or its affiliates. The Independent Trustees fees are a direct expense of the funds which is included in the “Trustee fees” line item on the Statement of Operations. The Nominating and Governance Committee of the Board reviews fees paid to Independent Trustees periodically, and may change such fees at any time.

5. DIVIDENDS FROM NET INCOME AND DISTRIBUTIONS OF CAPITAL GAINS

The funds declare dividends from net investment income and net realized gains from investment transactions, if any, annually, which are reinvested in additional full and fractional shares of the respective funds.

Income and capital gain distributions, if any, are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. Taxable distributions from income and realized capital gains of the funds may differ from book amounts earned during the period due to differences in the timing of capital gains recognition, and due to the reclassification of certain gains or losses from capital to income. Dividends from net investment income are determined on a class level. Capital gains are determined on a fund level.

6. SECURITIES TRANSACTIONS

For the year ended December 31, 2021, aggregate cost of purchases and proceeds from sales of securities, other than short-term investment, were as follows:

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Conservative Allocation	$–	$–	$76,758,054	$88,137,954
Moderate Allocation	–	–	99,433,884	118,738,296
Aggressive Allocation	–	–	37,288,092	40,503,326

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

	U.S. Government Securities		Other Investment Securities
Fund	Purchases	Sales	Purchases	Sales
Core Bond	20,242,419	11,188,169	22,147,490	24,841,347
High Income	–	–	8,041,515	8,652,287
Diversified Income	18,069,106	7,152,438	55,881,815	81,606,957
Large Cap Value	–	–	72,533,754	95,017,043
Large Cap Growth	–	–	35,298,996	65,116,193
Mid Cap	–	–	41,398,894	65,688,178
International Stock	–	–	35,728,605	39,731,430
Madison Target Retirement 2020	–	–	59,759,117	68,608,473
Madison Target Retirement 2030	–	–	143,193,849	144,079,744
Madison Target Retirement 2040	–	–	81,813,964	84,663,718
Madison Target Retirement 2050	–	–	71,902,648	69,895,271

7. DERIVATIVES

The FASB issued guidance intended to enhance financial statement disclosure for derivative instruments and enable investors to understand: a) how and why a fund uses derivative investments, b) how derivative instruments are accounted for, and c) how derivative instruments affect a fund’s financial position, and results of operations. As of December 31, 2021, the funds did not hold any derivatives.

The following table presents the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2021:

Fund	Underlying Risk	Statements of Operations	Realized Gain (Loss) on Derivatives:	Change in Unrealized Appreciation (Depreciation) on Derivatives
Core Bond	Interest rate	Options Purchased	$(8,498)	$–
	Interest rate	Options written	2,753	–
			$(5,745)	$–

The average volume (based on the open positions at each month-end) of derivative activity during the year ended December 31, 2021.

Fund	Options Purchased Contracts(1)	Options Written Contracts(1)
Core Bond	2	2

(1) Number of Contracts

There is no impact on the financial statements of the other funds as they did not hold derivative investments during the year ended December 31, 2021.

8. FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

The Core Bond Fund (for purposes of this Note, the “Fund”), may purchase and sell futures contracts and purchase and write options on futures contracts on a limited basis. The Fund may purchase and sell futures contracts based on various securities (such as U.S. Government securities), securities indices, foreign currencies and other financial instruments and indices. The Fund will engage in futures or related options transactions on a limited basis only for bona fide hedging purposes or for purposes of seeking to increase total returns to the extent permitted by regulations of the Commodity Futures Trading Commission.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Futures Contracts. The Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to deposit with its futures broker an amount of cash, U.S. government and agency obligations, or other liquid assets, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“variation margin”). Gains or losses are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. During the year ended December 31, 2021, the Fund did not enter into any futures contracts.

Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation) for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.

The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. During the year ended December 31, 2021, the Fund did not enter into any options on futures contracts.

9. FOREIGN SECURITIES

Each fund may invest in foreign securities. Foreign securities are defined as securities that are: (i) issued by companies organized outside the U.S. or whose principal operations are outside the U.S., or issued by foreign governments or their agencies or instrumentalities (“foreign issuers”); (ii) principally traded outside of the U.S.; and/or (iii) quoted or denominated in a foreign currency (“non-dollar securities”). Foreign securities include American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), Swedish Depositary Receipts (“SDRs”) and foreign money market securities. U.S. dollar-denominated securities that are part of the Merrill Lynch U.S. Domestic Master Index are not considered a foreign security.

Certain of the funds have reclaimed receivable balances, in which the funds are due a reclaim on the taxes that have been paid to some foreign jurisdictions. The values of all reclaims are not significant for any of the funds and are reflected in other assets on the Statements of Assets and Liabilities. These receivables are reviewed to ensure the current receivable balance is reflective of the amount deemed to be collectable.

10. SECURITIES LENDING

The Board of Trustees has authorized the funds, other than the Target Date Funds, to engage in securities lending with State Street Bank and Trust Company as securities lending agent pursuant to a Securities Lending Authorization Agreement (the “Agreement”) and subject to the Trust’s securities lending policies and procedures.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Under the terms of the Agreement, and subject to the policies and procedures, the authorized funds may lend portfolio securities to qualified borrowers in order to generate additional income, while managing risk associated with the securities lending program. The Agreement requires that loans are collateralized at all times by cash or U.S. government securities, initially equal to at least 102% of the value of domestic securities and 105% of non-domestic securities, based upon the prior days market value for securities loaned. The loaned securities and collateral are marked to market daily to maintain collateral at 102% and 105% for non-domestic security of the total loaned portfolio for each broker/borrower. Amounts earned as interest on investments of cash collateral, net of rebates and fees, if any, are included in the Statements of Operations. The primary risk associated with securities lending is loss associated with investment of cash and non-cash collateral. A secondary risk is if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons. The funds could experience delays and costs in recovering securities loaned or in gaining access to the collateral. Under the Agreement, the securities lending agent has provided a limited indemnification in the event of a borrower default. The funds do not have a master netting agreement.

As of December 31, 2021, the aggregate fair value of securities on loan for the Trust was $24,046,497. Cash collateral received for such loans is reinvested into the State Street Navigator Securities Lending Government Money Market Portfolio. Non-cash collateral is comprised of U.S. treasuries or government securities. See below for fair value on loan and collateral breakout for each fund and each respective fund’s portfolio of investments for individual securities identified on loan.

Fund	Fair Value on Loan	Cash Collateral*	Non-Cash Collateral*
Conservative Allocation	$6,950,466	$629,006	$6,780,581
Moderate Allocation	5,443,637	1,740,951	3,831,296
Aggressive Allocation	2,724,418	2,713,481	77,644
Core Bond	470,702	476,055	-
High Income	793,151	808,955	-
Diversified Income	145,202	148,268	-
Large Cap Growth	7,401,842	3,497,490	4,109,727
International Stock	117,079	124,454	-

* Collateral represents minimum 102% of the value of domestic securities and 105% of non-domestic securities on loan, based upon the prior days market value for securities loaned.

The following table provides increased transparency about the types of collateral pledged for securities lending transactions that are accounted for as secured borrowing. Non-cash collateral is not reflected in the table because the funds cannot repledge or resell this collateral.

 Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

	Remaining Contractual Maturity of the Agreements As of December 31, 2021
	Overnight and Continuous	<30 days	Between 30 & 90 days	>90 days	Total

Securities Lending Transactions(1)
Conservative Allocation
Government Money Market	$629,006	$—	$—	$—	—	629,006
Total Borrowings	$629,006	$—	$—	$—		$629,006
Gross amount of recognized liabilities for securities lending transactions						$629,006

Moderate Allocation
Government Money Market	$1,740,951	$—	$—	$—	—	1,740,951
Total Borrowings	$1,740,951	$—	$—	$—		$1,740,951
Gross amount of recognized liabilities for securities lending transactions						$1,740,951

Aggressive Allocation
Government Money Market	$2,713,481	$—	$—	$—		$2,713,481
Total Borrowings	$2,713,481	$—	$—	$—		$2,713,481
Gross amount of recognized liabilities for securities lending transactions						$2,713,481

Core Bond
Government Money Market	$476,055	$—	$—	$—	—	476,055
Total Borrowings	$476,055	$—	$—	$—		$476,055
Gross amount of recognized liabilities for securities lending transactions						$476,055

High Income
Government Money Market	$808,955	$—	$—	$—		$808,955
Total Borrowings	$808,955	$—	$—	$—		$808,955
Gross amount of recognized liabilities for securities lending transactions						$808,955

Diversified Income
Government Money Market	$148,268	$—	$—	$—		$148,268
Total Borrowings	$148,268	$—	$—	$—		$148,268
Gross amount of recognized liabilities for securities lending transactions						$148,268

Large Cap Growth
Government Money Market	$3,497,490	$—	$—	$—	—	3,497,490
Total Borrowings	$3,497,490	$—	$—	$—		$3,497,490
Gross amount of recognized liabilities for securities lending transactions						$3,497,490

International Stock
Government Money Market	$124,454	$—	$—	$—		$124,454
Total Borrowings	$124,454	$—	$—	$—		$124,454
Gross amount of recognized liabilities for securities lending transactions						$124,454

(1) Amounts represent the payable for cash collateral received on securities on loan. This will generally be in the “Overnight and Continuous” column as the securities are typically callable on demand. The payable will be allocated into categories of securities based on the market value of the securities on loan.

11. FEDERAL INCOME TAX INFORMATION

It is each fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended applicable to regulated investment companies and to distribute all its taxable income to its shareholders and any net realized capital gains at least annually. Accordingly, no provisions for federal income taxes are recorded in the accompanying statements.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

The funds have not recorded any liabilities for material unrecognized tax benefits as of December 31, 2021. It is each fund’s policy to recognize accrued interest and penalties related to uncertain tax benefits in income taxes, as appropriate. Tax years that remain open to examination by major tax jurisdictions include tax years ended December 31, 2018 through December 31, 2021.

The tax character of distributions paid during the years ended December 31, 2021 and 2020 were as follows:

	Ordinary Income		LongTerm Capital Gain		Return of Capital
Fund	2021	2020	2021	2020	2021	2020
Conservative Allocation	$3,428,332	$4,489,660	$882,538	$4,640,395	$–	$1,905,258
Moderate Allocation	3,991,888	6,756,546	4,086,019	7,672,922	–	5,552,711
Aggressive Allocation	1,418,419	1,887,510	1,710,565	2,589,728	–	2,445,604
Core Bond	2,591,420	3,769,726	1,506,289	1,330,880	–	–
High Income	701,013	857,319	–	–	–	–
Diversified Income	7,289,761	4,699,804	21,174,463	7,367,901	–	–
Large Cap Value	4,194,653	3,634,027	6,186,579	2,973,764	–	–
Large Cap Growth	2,783,513	1,142,625	19,507,139	15,852,813	–	–
Mid Cap	–	–	21,851,076	18,288,408	–	–
International Stock	244,290	256,420	1,658,945	–	–	–
Madison Target Retirement 2020	642,504	2,022,602	667,513	763,806	–	–
Madison Target Retirement 2030	4,106,671	3,702,414	855,721	1,297,630	–	–
Madison Target Retirement 2040	2,684,387	2,423,195	779,330	609,124	–	–
Madison Target Retirement 2050	2,319,276	1,740,125	330,503	308,269	–	–

As of December 31, 2021, the components of distributable earnings on a tax basis were as follows:

Fund	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain
Conservative Allocation	$442,475	$–	$3,300,215
Moderate Allocation	431,240	–	8,222,824
Aggressive Allocation	156,426	–	3,371,307
Core Bond	276,361	–	373,600
High Income	70,827	–	–
Diversified Income	663,747	–	3,838,694
Large Cap Value	370,113	–	2,586,216
Large Cap Growth	303,724	–	2,790,509
Mid Cap	92,452	–	3,887,217
International Stock	23,593	–	190,298
Madison Target Retirement 2020	184,860	–	96,542
Madison Target Retirement 2030	1,272,216	–	76,577
Madison Target Retirement 2040	838,164	–	91,951
Madison Target Retirement 2050	731,660	–	48,967

For federal income tax purposes, the Funds listed below have capital loss carryforwards as of December 31, 2021, which are available to offset future capital gains, if any, realized through the fiscal year listed:

	No Expiration Date
Fund	Short Term	Long Term
High Income	$479,206	$1,861,309

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Certain specified losses incurred after October 31 and within the taxable year are deemed to arise on the first day of the funds’ next taxable year, if the funds so elect. For the year ended December 31, 2021, none of the funds elected to defer post- October losses.

For the year-ended December 31, 2021, capital losses utilized for each Fund were as follows:

Fund	Amount Utilized
High Income	$254,494
Large Cap Value	17,297,841
International Stock	4,657,572

At December 31, 2021, the aggregate gross unrealized appreciation (depreciation) and net unrealized appreciation (depreciation) for all securities as computed on a federal income tax basis for each fund were as follows:

Fund	Appreciation	Depreciation	Net
Conservative Allocation	$10,814,787	$(1,099,272)	$9,715,515
Moderate Allocation	22,648,772	(1,415,483)	21,233,289
Aggressive Allocation	8,684,455	(520,242)	8,164,213
Core Bond	5,133,367	(764,854)	4,368,513
High Income	401,683	(165,395)	236,288
Diversified Income	65,566,743	(688,713)	64,878,030
Large Cap Value	68,131,691	(882,509)	67,249,182
Large Cap Growth	100,561,640	(1,225,224)	99,336,416
Mid Cap	97,610,867	(496,471)	97,114,396
International Stock	2,533,345	(2,793,383)	(260,038)
Madison Target Retirement 2020	892,279	(210,172)	682,107
Madison Target Retirement 2030	5,812,071	(614,463)	5,197,608
Madison Target Retirement 2040	4,157,873	(461,521)	3,696,352
Madison Target Retirement 2050	3,645,474	(432,516)	3,212,958

Reclassification Adjustments: Paid-in capital, undistributed net investment income, and accumulated net realized gain (loss) have been adjusted in the Statements of Assets and Liabilities for permanent book-tax differences for all funds.

Differences primarily relate to the tax treatment of net operating losses, paydown gains and losses, foreign currency gains and losses, return of capital and other distributions from real estate investment trusts and non-REIT, securities adjustments related to Treasury Inflation Protected securities (TIPS), distribution re-designations from investments in other regulated investment companies and unusable capital carry loss carryforwards.

To the extent these book and tax differences are permanent in nature, such amounts are reclassified at the end of the fiscal year among paid-in capital in excess of par value, accumulated undistributed net investment income (loss) and accumulated net realized gain (loss) on investments and foreign currency translations. Accordingly, at December 31, 2021, reclassifications were recorded as follows:

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Fund	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gain (Loss)
Conservative Allocation	$83,060	$(83,060)
Moderate Allocation	170,144	(170,144)
Aggressive Allocation	66,559	(66,559)
Core Bond	294,266	(294,266)
High Income	(5,856)	5,856
Diversified Income	223,943	(223,943)
Large Cap Value	–	–
Large Cap Growth	–	–
Mid Cap	–	–
International Stock	(22,011)	22,011
Madison Target Retirement 2020	–	–
Madison Target Retirement 2030	–	–
Madison Target Retirement 2040	–	–
Madison Target Retirement 2050	–	–

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

12. CAPITAL SHARES AND AFFILIATED OWNERSHIP

All capital shares outstanding at December 31, 2021, are owned by separate investment accounts and/or pension plans of CMFG Life Insurance Company.

The Target Allocation Funds invest in Underlying Funds, including the Madison Funds (the “Affiliated Underlying Funds”), which may be deemed to be under common control because of the same or investment adviser and membership in a common family of investment companies . Madison Funds’ historical financial information is available to you at no cost on the SEC’s website at www.sec.gov, by calling 1-800-877-6089 or by visiting the Madison Funds’ website at www.madisonfunds.com. A summary of the transactions with each Affiliated Underlying Fund during the year ended December 31, 2021 follows:

Fund/Underlying Fund	Beginning value as of 12/31/2020	Gross Additions	Gross Sales	Realized Gain (Loss)	Change in Unrealized Appreciation (depreciation)	Value at 12/31/2021	Shares	Dividend Income	Distributions Received[1]
Conservative Allocation Fund
Madison Core Bond Fund
Class Y2	$38,943,656	$–	$(37,108,924)	$–	$(1,834,732)	$–	–	$109,602	$–
Madison Core Bond Fund
Class I	–	38,108,924	–	–	367,617	38,476,541	3,750,150	572,687	208,984
Madison Dividend Income
Fund Class I	6,675,501	708,115	(1,627,772)	604,956	154,344	6,515,144	201,395	124,709	583,406
Madison Investors Fund
Class R6	9,028,923	835,133	–	(678)	1,233,815	11,097,193	394,357	55,242	779,891
Madison Mid Cap Fund
Class R6	1,312,662	–	(1,340,783)	459,368	(431,247)	–	–	–	–
Totals	$55,960,742	$39,652,172	$(40,077,479)	$1,063,646	$(510,203)	$56,088,878		$862,240	$1,572,281
Moderate Allocation Fund
Madison Core Bond Fund
Class Y2	$26,537,385	$–	$(24,350,584)	$–	$(2,186,801)	$–	–	$74,687	$–
Madison Core Bond Fund
Class I	–	25,000,584	–	–	1,187,248	26,187,832	2,552,420	389,887	142,238
Madison Dividend Income
Fund Class I	14,775,394	1,463,390	(4,513,854)	1,692,229	14,613	13,431,772	415,202	260,627	1,202,763
Madison Investors Fund
Class R6	20,441,701	1,632,004	(3,313,472)	1,680,450	1,245,270	21,685,953	770,645	107,952	1,524,050
Madison Mid Cap Fund
Class R6	2,255,689	97,148	(496,229)	189,838	209,233	2,255,679	148,302	5,885	91,264
Totals	$64,010,169	$28,193,126	$(32,674,139)	$3,562,517	$469,563	$63,561,236		$839,038	$2,960,315
Aggressive Allocation Fund
Madison Core Bond Fund
Class Y2	$3,594,509	$–	$(3,427,252)	$3,340	$(170,597)	$–	–	$10,116	$–
Madison Core Bond Fund
Class I	–	3,652,252	(119,770)	–	32,683	3,565,165	347,482	52,605	19,364
Madison Dividend Income
Fund Class I	5,867,325	576,422	(1,880,349)	723,847	(31,840)	5,255,405	162,455	105,821	470,601
Madison Investors Fund
Class R6	7,288,139	887,958	(698,757)	367,561	632,238	8,477,139	301,249	42,199	595,758
Madison Mid Cap Fund
Class R6	837,481	37,542	(149,645)	59,148	87,155	871,681	57,310	2,274	35,268
Totals	$17,587,454	$5,154,174	$(6,275,773)	$1,153,896	$549,639	$8,169,390		$213,015	$1,120,991

[1]	Distributions received include distributions from net investment income and from capital gains from the underlying Funds.

[2]	During the year ended December 31, 2021, all Class Y shares were exchanged tax-free into Class I shares.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

13. CONCENTRATION OF RISKS

Investing in certain financial instruments, including forward foreign currency contracts, involves certain risks. Risks associated with these instruments include potential for an illiquid secondary market for the instruments or inability of counterparties to perform under the terms of the contracts, changes in the value of foreign currency relative to the U.S. dollar and volatility resulting from an imperfect correlation between the movements in the prices of the instruments and the prices of the underlying securities and interest rates being hedged. The International Stock Fund may enter into these contracts primarily to protect the fund from adverse currency movements.

Investing in foreign securities involves certain risks not necessarily found in U.S. markets. These include risks associated with adverse changes in economic, political, regulatory and other conditions, changes in currency exchange rates, exchange control regulations, expropriation of assets or nationalization, imposition of withholding taxes on dividend or interest payments or capital gains, and possible difficulty in obtaining and enforcing judgments against foreign entities. Further, issuers of foreign securities are subject to different, and often less comprehensive, accounting, reporting and disclosure requirements than domestic issuers.

The Core Bond Fund is subject to derivatives risk, which is the risk that loss may result from investments in options, forwards, futures, swaps and other derivatives instruments. These instruments may be illiquid, difficult to price and leveraged so that small changes in the value of the underlying instruments may produce disproportionate losses to the fund. Derivatives are also subject to counterparty risk, which is the risk that the other party to the transaction will not fulfill its contractual obligations

The High Income Fund invests in securities offering high current income which generally will include bonds in the below investment grade categories of recognized rating agencies (so-called “junk bonds”). These securities generally involve more credit risk than securities in the higher rating categories. In addition, the trading market for high yield securities may be relatively less liquid than the market for higher-rated securities. The fund generally invests at least 80% of its net assets in high yield securities. The Target Allocation Funds and Target Date Funds are fund of funds, meaning that each invests primarily in Underlying Funds, including ETFs. Thus, each fund’s investment performance and its ability to achieve its investment goal are directly related to the performance of the Underlying Funds in which it invests; and the Underlying Fund’s performance, in turn, depends on the particular securities in which that Underlying Fund invests and the expenses of that fund. Accordingly, these funds are subject to the risks of the Underlying Funds in direct proportion to the allocation of their respective assets among the Underlying Funds.

Additionally, the Target Allocation Funds and Target Date Funds are subject to asset allocation risk and manager risk. Manager risk (i.e., fund selection risk) is the risk that the Underlying Fund(s) selected to fulfill a particular asset class underperforms their peers. Asset allocation risk is the risk that the allocation of a fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

The funds may be subject to interest rate risk which is the risk that the value of your investment will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the fair value of income-bearing securities. When interest rates rise, bond prices fall; generally the longer a bond’s maturity, the more sensitive it is to risk. Federal Reserve policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fund investments, which could cause the value of a fund’s investments and share price to decline. The Core Bond Fund may invest in derivatives tied to fixed-income markets and may be more substantially exposed to these risks than a fund that does not invest in derivatives.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

The funds are also subject to cybersecurity risk, which include the risks associated with computer systems, networks and devices to carry out routine business operations. These systems, networks and devices employ a variety of protections that are designed to prevent cyberattacks. Despite the various cyber protections utilized by the funds, the Investment Adviser, and other service providers, their systems, networks, or devices could potentially be breached. The funds, their shareholders, and the Investment Adviser could be negatively impacted as a result of a cybersecurity breach. The funds cannot control the cybersecurity plans and systems put in place by service providers or any other third parties whose operations may affect the funds.

In addition to the other risks described above and in the Prospectus, you should understand what we refer to as “unknown market risks.” While investments in securities have been keystones in wealth building and management, at times these investments have produced surprises. Those who enjoyed growth and income of their investments generally were rewarded for the risks they took by investing in the markets. Although the Investment Adviser seeks to appropriately address and manage the risks identified and disclosed to you in connection with the management of the securities in the funds, you should understand that the very nature of the securities markets includes the possibility that there may be additional risks of which we are not aware. We certainly seek to identify all applicable risks and then appropriately address them, take appropriate action to reasonably manage them and to make you aware of them so you can determine if they exceed your risk tolerance. Nevertheless, the often volatile nature of the securities markets and the global economy in which we work suggests that the risk of the unknown is something to consider in connection with an investment in securities. Unforeseen events could under certain circumstances produce a material loss of the value of some or all of the securities we manage for you in the funds.

14. IMPACTS OF COVID-19

The global outbreak of COVID-19 has disrupted financial markets and the prolonged economic impact is uncertain. The performance of the funds’ investments depends on future developments, including the duration and spread of the outbreak and the creation, distribution and efficacy of a vaccine. While U.S. and global economies are recovering from the effects of COVID-19, the recovery is proceeding slower than expected and may last for a prolonged period of time. Events related to COVID-19 may result in further global economic disruption and market volatility which in turn may impact the value of each of the fund’s investments.

15. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the funds through the date the financial statements were issued. No other events have taken place that meet the definition of a subsequent event that require adjustment to, or disclosure in the financial statements.

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

Audit Opinion Letter

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the shareholders and the Board of Trustees of Ultra Series Fund:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of Ultra Series Fund (the “Funds”), comprising the Conservative Allocation Fund, Moderate Allocation Fund, Aggressive Allocation Fund, Core Bond Fund, High Income Fund, Diversified Income Fund, Large Cap Value Fund, Large Cap Growth Fund, Mid Cap Fund, International Stock Fund, Madison Target Retirement 2020 Fund, Madison Target Retirement 2030 Fund, Madison Target Retirement 2040 Fund, and Madison Target Retirement 2050 Fund, including the portfolios of investments as of December 31, 2021, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Ultra Series Fund as of December 31, 2021, and the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Chicago, Illinois

February 22, 2022

We have served as the auditor of one or more Madison Investment Advisors investment companies since 2009.

Ultra Series Fund | Notes to Financial Statements - concluded | December 31, 2021

Other Information (unaudited)

DISCUSSION OF CONTRACT RENEWAL PROCESS AND CONSIDERATIONS

At a meeting of the Board of Trustees (the “Board” or “Trustees”) of the Ultra Series Fund (the “Trust”) held on August 5, 2021, the Board, and by a separate vote, the Independent Trustees of the Trust, approved the continuance of the Investment Advisory Agreements (the “Agreements”) between the Trust and Madison Asset Management, LLC (the “Adviser”) with respect to the applicable individual series of the Trust (each a “fund” and together, the “funds”).

In determining whether to approve the continuation of the Investment Advisory Agreements, the Adviser furnished information necessary for a majority of the Independent Trustees to make the determination that the continuance of the Agreements was in the best interests of the respective funds and their shareholders. The information provided to the Board included: (1) data comparing management fees and expense ratios of comparable investment companies; (2) comparative performance information; (3) the Adviser’s and its affiliates’ revenues and costs of providing services to the funds; and (4) information about the Adviser’s personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Agreements with management and independent legal counsel to the Independent Trustees and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. The Independent Trustees also reviewed the proposed continuation of the Agreements with independent legal counsel in a private session at which no representatives of management were present. The Independent Trustees made a variety of additional inquiries regarding the written materials provided by the Adviser and representatives of the Adviser and discussed with the Independent Trustees each of those additional inquiries during the meeting.

In approving the continuance of the Investment Advisory Agreements, the Board considered various factors, among them: (1) the nature, extent and quality of services provided by the Adviser; (2) the investment performance of each fund; (3) the costs of the services to be provided and the profits to be realized by the Adviser and their respective affiliates; (4) economies of scale; and (5) the terms of the Agreements. The Board’s analysis of these factors is set forth below. The Independent Trustees were advised by independent legal counsel throughout the process.

With regard to the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the biographies and tenure of the personnel involved in Trust management and the experience of the Adviser and its affiliates as investment manager to other investment companies with similar investment strategies or to individual clients or institutions with similar investment strategies. They recognized the wide array of investment professionals employed by the Adviser. Representatives of the Adviser discussed or otherwise presented their investment philosophies and strategies intended to provide investment performance consistent with each fund’s investment objectives in a variety of market environments. The Trustees also noted their familiarity with the Adviser, due to the Adviser’s long history of providing advisory services to the funds.

The Board also discussed the quality of services provided by the Trust by its transfer agent, sub-administrator and custodian as well as the various administrative services provided directly by the Adviser.

Based on their review of the information provided, the Board determined with respect to each fund that the nature, extent and quality of services provided by the Adviser to the funds were satisfactory.

With regard to the investment performance of the Trust and the investment adviser, the Board reviewed current performance information provided in the written Board materials. They discussed the reasons for both outperformance and underperformance compared with peer groups and applicable indices and benchmarks. They recognized that the usefulness of comparative performance data as a frame of reference to measure a fund’s

Ultra Series Fund | Notes to Financial Statements - continued | December 31, 2021

performance may be limited because the performance peer group, among other things, may not precisely reflect the objectives and strategies of the fund, may have a different investable universe, or the composition of the peer group may be limited in size or number as well as other factors. They discussed the unique aspects of the securities markets applicable to particular funds so that the performance of any such funds could be reviewed in context. They reviewed both long-term and short-term performance and considered the effect on long-term performance that may have been attributable to any previous investment advisers/sub-advisers/portfolio managers to any fund or to a different investment strategy. They recognized that the performance data reflects a snapshot in time, in this case as of the end of the most recent calendar year or quarter. They considered that a different performance period, however, could generate significantly different results. Further, they noted that long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme has the ability to disproportionately affect long-term performance.

The Board also noted that on a quarterly basis, they review detailed information for each fund, including investment performance results, portfolio composition and investment philosophies, processes, and strategies. In addition, the Board also considered the Adviser’s quarterly portfolio commentary and discussion of each fund’s performance. They also considered whether any relative underperformance was appropriate in view of the Adviser’s conservative investment philosophy. The Board noted the type of market environments that favor the funds’ strategies and discussed the funds’ performance in such market environments. Representatives of the Adviser discussed with the Board the methodology for arriving at peer groups and indices used for performance comparisons which, with respect to peer groups, followed the same process as the prior year. The Board also considered that sometimes, the Morningstar categories the funds fall into do not precisely match a fund’s investment strategy and philosophy.

Based on their review, the Board determined that, given the totality of the above factors and considerations, each fund’s overall investment performance had been satisfactory.

With regard to the costs of the services to be provided and the profits to be realized by the investment adviser from the relationship with the Trust, the Board reviewed the expense ratios for a variety of other funds in each fund’s peer group with similar investment objectives. Like the performance comparisons described above, the expense comparisons followed the same methodology as last year in terms of peer group selection.

The Board noted that the Adviser or its affiliates, provided investment management services to other investment company and/or non-investment company clients and considered the advisory fees charged by the Adviser to such funds and clients for purposes of determining whether the given advisory fee was disproportionately large under the so-called Gartenberg standard traditionally used by investment company boards in connection with advisory contract renewal considerations. The Board took those fees into account and considered the differences in services and time required by the various types of funds and clients to which the Adviser provided services. The Board recognized that significant differences may exist between the services provided to one type of fund or client and those provided to others, such as those resulting from a greater frequency of shareholder redemptions in a mutual fund, the higher turnover of mutual fund assets and the additional compliance and regulatory work associated with managing a 1940 Act fund. The Board gave such comparisons the weight that they merit in light of the similarities and differences between the services that the various funds require. They considered that, if the services rendered by the Adviser to one type of fund or client differed significantly from others, then the comparison should be given less weight. In the case of non-investment company clients for which the Adviser acts as an investment adviser, the Board noted that the fee may be lower than the fee charged to the Trust. The Board noted too the various administrative, operational, compliance, legal and corporate communication services required to be handled by the Adviser which are performed for investment company clients but are not typically performed for non-investment company clients.

Ultra Series Fund | December 31, 2021

The Trustees compared each fund’s total expense ratio and advisory fee to those of comparable funds with similar investment objectives and strategies. The Board noted the relatively simple expense structure maintained by the Target Retirement Date Funds, an advisory fee and a capped administrative “services” fee, plus expenses for Trustee compensation which are not covered by the administrative services fee; and (2) for the remaining series of the Trust, a unitary fee with limited independent expenses for Trustee compensation and audit fees not covered by the unitary fee (“Unitary Fee”). The Board reviewed total expense ratios paid by other funds with similar investment objectives and asset size, recognizing that such a comparison, while not dispositive, was an important consideration.

With regard to the administrative services provided by the Adviser under a separate Services Agreement with each of the Target Retirement Date Funds, the Board acknowledged that the Adviser is compensated for the administrative services it provides or arranges to provide to each of these funds and that such compensation does not always cover all costs incurred by the Adviser because the Services Agreement effectively acts as a cap on administrative expenses. Therefore, the Board recognized that some of the administrative, operational, regulatory or compliance fees or costs in excess of the Services Agreement fees, in the case the Target Retirement Date Funds, or in excess of the Unitary Fee, in the case of the remaining series of the Trust, are paid by the Adviser from investment advisory fees earned. In this regard, the Trustees noted that examination of each fund’s total expense ratio compared to those of other investment companies was more meaningful than a simple comparison of basic “investment management only” fee schedules.

The Trustees also noted that the Services Agreement was amended in August 2020 to reflect that Independent Trustee compensation, including Lead Independent Trustee compensation, is no longer being paid by the Adviser from the services fees it receives pursuant to the Services Agreement and, instead, is directly paid by the Target Retirement Date Funds.

In addition, the Board recognized that to the extent a fund invests in other mutual funds also managed by the Adviser, the Adviser receives investment advisory fees from both the fund and the underlying mutual fund. The Board were satisfied in this regard that the Adviser provides separate services to the Trust’s “fund of funds” portfolios and the underlying mutual funds in which each such fund invests in exchange for the fees received from them.

In reviewing costs and profits, the Board noted that for some smaller funds, the salaries of all portfolio management personnel, trading desk personnel, corporate accounting personnel and employees of the Adviser who serve as Trust officers, as well as facility costs (e.g., rent, etc.), could not be supported by fees received from such portfolios alone. However, the Board recognized that the Trust is profitable to the Adviser because such salaries and fixed costs are already paid in whole or in part from revenue generated by management of other client assets managed by the Adviser, including the Trust as a consolidated family of investment companies. The Trustees noted that total assets managed by the Adviser and its affiliates were approximately $19 billion as of December 31, 2020, and approximately $25 billion at the time of the meeting. The recent increase in assets was due, in part, to the acquisition of the Milwaukee-based Reinhart Fixed Income team, fixed income investment strategies and clients. As a result, although the fees paid by an individual fund at its present size might not be sufficient to profitably support a stand-alone fund, the Trust is reasonably profitable to the Adviser as part of its larger, diversified organization. In sum, the Trustees recognized that the Trust is important to the Adviser and is managed with the attention given to the Adviser’s other clients.

Following their review, the Board concluded that the costs for services provided by, and the level of profitability to, the Adviser with respect to the Investment Advisory and Services Agreements were reasonable considering the services provided.

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

With regard to the extent to which economies of scale would be realized as each fund’s assets increase, the Trustees recognized that at their current asset levels, it was premature to discuss any economies of scale not already factored into the compensation payable under existing Investment Advisory and Services Agreements. In addition, the Trustees recognized that the Adviser was currently waiving certain fees under the Investment Advisory Agreement with regard to the USF Conservative, Moderate and Aggressive Allocation Funds.

The Board recognized that another method to help ensure the shareholders share in any economies of scale is to include breakpoints in the advisory fee schedules. Based on their review, the Board concluded that the current advisory fee schedules and fee arrangements and waivers (as applicable) were appropriate and reflect economies of scale to be shared with shareholders when assets under management increase.

Counsel to the Independent Trustees confirmed that the Trust’s Independent Trustees had met previously and reviewed the written contract renewal materials provided by the Adviser regarding the Investment Advisory Agreements and Services Agreement. Counsel noted that the Independent Trustees had considered such materials in light of the Gartenberg standard as well as criteria either set forth or discussed in the Supreme Court decision in Jones v. Harris regarding the investment company contract renewal process under Section 15(c) of the Investment Company Act of 1940, as amended. The Independent Trustees made a variety of additional inquiries regarding such written materials to the Adviser and representatives of the Adviser provided satisfactory responses thereto.

In considering the renewal of the funds’ Investment Advisory and Services Agreements, the Board, including the Independent Trustees, did not identify any single factor as controlling, and each Trustee may have attributed different weights to the various factors. The Board evaluated all information available to them on a fund-by-fund basis, and their determinations were made separately with respect to each fund. The Board reached the following conclusions regarding each fund’s Investment Advisory and Services Agreements (as applicable), among others: (a) the Adviser demonstrated that it possesses the capability and resources to perform the duties required of it under the Investment Advisory and Services Agreements, as applicable; (b) the Adviser is qualified to manage the fund’s assets in accordance with the fund’s investment objective and strategies; (c) the overall investment performance of each fund is satisfactory relative to the performance of funds with similar investment objectives and relevant indices and benchmarks; (d) the fund’s advisory and services fee is reasonable in light of the services received by the fund from the Adviser and other factors considered; and (e) the Adviser’s investment strategies are appropriate for pursuing the investment objectives of the funds. Based on the foregoing conclusions, the Board determined with respect to each fund that continuation of the Investment Advisory Agreements with the Adviser was in the best interests of the fund and its shareholders. Moreover, the Board determined that renewal of the Services Agreement for the applicable funds with such agreements currently in place was in the best interests of each respective fund and its shareholders.

FUND EXPENSES PAID BY SHAREHOLDERS

As a shareholder of the funds, you pay no transaction costs, but do incur ongoing costs which include, among other things, investment management fees; 12b-1 fees (Class II only); brokerage commissions and other expenses incurred in connection with the acquisition or disposition of investments; and costs of borrowing money. The examples in the table that follows are intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested for the six-month period ended December 31, 2021. Expenses paid during the period in the table below are equal to each fund’s annualized expense ratio,

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multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half fiscal year period).

Actual Expenses

The table below provides information about actual account values using actual expenses for the funds. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the fund you own under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Actual Expenses

	Class I				Class II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation Fund*	$1,000	$1,014.50	0.22%	$1.17	$1,013.20	0.47%	$2.44
Moderate Allocation Fund*	1,000	1,024.50	0.22%	1.12	1,023.20	0.47%	2.40
Aggressive Allocation Fund*	1,000	1,029.40	0.22%	1.13	1,028.10	0.47%	2.40
Core Bond Fund	1,000	998.20	0.57%	2.87	996.90	0.82%	4.13
High Income Fund	1,000	1,007.30	0.77%	3.90	1,006.00	1.02%	5.16
Diversified Income Fund	1,000	1,062.00	0.72%	3.74	1,060.70	0.97%	5.04
Large Cap Value Fund	1,000	1,087.00	0.62%	3.26	1,085.60	0.87%	4.57
Large Cap Growth Fund	1,000	1,098.70	0.82%	4.34	1,097.30	1.07%	5.66
Mid Cap Fund	1,000	1,122.60	0.92%	4.92	1,121.20	1.17%	6.26
International Stock Fund	1,000	970.20	1.17%	5.81	969.00	1.42%	7.05
Target Retirement 2020 Fund	1,000	1,009.30	0.31%	1.57	N/A	N/A	N/A
Target Retirement 2030 Fund	1,000	1,025.50	0.31%	1.58	N/A	N/A	N/A
Target Retirement 2040 Fund	1,000	1,026.80	0.31%	1.58	N/A	N/A	N/A
Target Retirement 2050 Fund	1,000	1,028.10	0.30%	1.53	N/A	N/A	N/A

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the funds and other funds. To do so, compare the 5% hypothetical example of the funds you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	Hypothetical Expenses

	Class I				Class II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Conservative Allocation Fund*	$1,000	$1,024.05	0.22%	$1.17	$1,022.79	0.47%	$2.45
Moderate Allocation Fund*	1,000	1,024.10	0.22%	1.12	1,022.84	0.47%	2.40
Aggressive Allocation Fund*	1,000	1,024.10	0.22%	1.12	1,022.84	0.47%	2.40
Core Bond Fund	1,000	1,022.33	0.57%	2.91	1,021.07	0.82%	4.18
High Income Fund	1,000	1,021.32	0.77%	3.92	1,020.06	1.02%	5.19

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

	Hypothetical Expenses

	Class I				Class II
Fund	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Diversified Income Fund	1,000	1,021.58	0.72%	3.67	1,020.32	0.97%	4.94
Large Cap Value Fund	1,000	1,022.08	0.62%	3.16	1,020.82	0.87%	4.43
Large Cap Growth Fund	1,000	1,021.07	0.82%	4.18	1,019.81	1.07%	5.45
Mid Cap Fund	1,000	1,020.57	0.92%	4.69	1,019.31	1.17%	5.96
International Stock Fund	1,000	1,019.31	1.17%	5.96	1,018.05	1.42%	7.22
Target Retirement 2020 Fund	1,000	1,023.64	0.31%	1.58	N/A	N/A	N/A
Target Retirement 2030 Fund	1,000	1,023.64	0.31%	1.58	N/A	N/A	N/A
Target Retirement 2040 Fund	1,000	1,023.64	0.31%	1.58	N/A	N/A	N/A
Target Retirement 2050 Fund	1,000	1,023.69	0.30%	1.53	N/A	N/A	N/A

*The annual expense ratio does not include the expenses of the underlying funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any separate account fees, charges, or expenses imposed by the variable annuity or variable life insurance contracts, or retirement and pension plans that use the funds. The information provided in the hypothetical example table is useful in comparing ongoing fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these fees, charges or expenses were included, your costs would have been higher.

REGULATION REGARDING DERIVATIVES

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

STATEMENT REGARDING LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended, Ultra Series Fund (the “Trust”) has adopted and implemented a liquidity risk management program (the “Program”). The Program seeks to promote effective liquidity risk management for each series of the Trust (individually, a “fund” and collectively, the “funds”) and to protect fund shareholders from dilution of their interests. The Board of Trustees of the Trust (the “Board”) has appointed the funds’ Chief Compliance Officer as the program administrator (the “Program Administrator”). The Program Administrator is required to provide an annual report to the Board regarding the adequacy and effectiveness of the Program, including the operation of the highly liquidity investment minimum (“HLIM”), if applicable, and any material changes to the Program.

On May 20, 2021, the Board reviewed the Program Administrator’s annual written report for the period of the first quarter of 2020 through the fourth quarter of 2020 (the “Report”). The Report provided an assessment of each funds’ liquidity risk: the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of the remaining investors’ interests in the fund. The Program assesses liquidity risk under both

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

normal and reasonably foreseeable stressed market conditions. The Program Administrator uses State Street Bank and Trust Company, a third-party vendor, to provide portfolio investment classification services, and the Report noted that each fund primarily held investments that were classified as highly liquid during the review period. The Report noted that each fund’s portfolio is expected to primarily hold highly liquid investments and each fund will be considered a “primarily highly liquid fund” (as defined in the Program) and can therefore continue to rely on the exclusion in Rule 22e-4 from the requirements to determine and review a HLIM for each fund and to adopt policies and procedures for responding to a HLIM shortfall. None of the funds held a significant portion of illiquid investments and the Trust was not required to file Form N-LIQUID during the review period. The Report noted that no material changes had been made to the Program since the Board’s initial approval of the Program.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT-EX. Form N-PORT-EX is available to shareholders at no cost by calling 1-800-877-6089or on the SEC’s website at www.sec.gov. Form N-PORT-EX may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. More information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING POLICIES, PROCEDURES AND RECORDS

A description of the policies and procedures used by the Trust to vote proxies related to portfolio securities is available to shareholders, upon request, at no cost by calling 1-800-877-6089,or on the SEC’s website at www.sec. gov and is also located in the funds’ Statement of Additional Information. The proxy voting records for the Trust for the most recent twelve-month period ended June 30 is available to shareholders, upon request, at no cost by calling 1-800-SEC-0330, or on the SEC’s website at www.sec.gov.

FORWARD-LOOKING STATEMENT DISCLOSURE

One of our most important responsibilities as investment company managers is to communicate with shareholders in an open and direct manner. Some of our comments in the “Management’s Discussion of Fund Performance” are based on current management expectations and are considered “forward-looking statements.” Actual future results, however, may prove to be different from our expectations. You can identify forward-looking statements by words such as “estimate,” “may”, “will,” “expect,” “believe,” “plan” and other similar terms. We cannot promise future returns. Our opinions are a reflection of our best judgment at the time this report is compiled, and we disclaim any obligation to update or after forward-looking statements as a result of new information, future events, or otherwise.

TAX INFORMATION

Foreign Tax Credits: The funds expect to make an election under Internal Revenue Code Section 853 to pass through foreign taxes paid by the funds to their shareholders. For the year ended December 31, 2021, the following funds intend to pass through foreign tax credits and have derived gross income from foreign countries amounting to:

Fund	Foreign Tax Credit Pass-Through	Foreign Source Income
International Stock	$43,485	$682,536

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

Corporate Dividends Received Deductions: For the taxable year ended December 31, 2021, the following percentage of income dividends paid by the fund qualify for the dividends received deduction available to corporations:

Fund	Percentage	Fund	Percentage
Conservative Allocation	12.47%	Large Cap Growth	91.96%
Moderate Allocation	17.18%	Madison Target Retirement 2020	4.77%
Aggressive Allocation	20.06%	Madison Target Retirement 2030	4.82%
Diversified Income	51.97%	Madison Target Retirement 2040	5.22%
Large Cap Value	100.00%	Madison Target Retirement 2050	5.70%

Qualified Dividend Income: For the taxable year ended 2021, the fund hereby designate the maximum amount of dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income (“QDI”) eligible for reduced tax rates (the rates range from 5% to 15% depending upon individual’s tax bracket). Complete information regarding each fund’s income distributions paid during the calendar year 2021, including the portion, if any, which qualify as QDI, will be reported in conjunction with Form 1099-DIV.

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

Ultra Series Fund’s Trustees and Officers

The address of each Trustee and Officer is 550 Science Drive, Madison, Wisconsin 53711. The Statement of Additional Information, which includes additional information about the Trustees and officers, is available at no cost on the SEC’s website at www.sec.gov or by calling CMFG Life Insurance Company at 1-800-798-5500.

Officers

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Trustee

Patrick F. Ryan 42	President, 2020 - Present

Madison Investment Holdings, Inc. (“MIH”), Madison Asset Management, LLC (“Madison”) and Madison Investment Advisors, LLC (“MIA”), Head of Multi-Asset Solutions and Portfolio Manager, 2018 – Present;

Co-Head of Multi-Asset Solutions and Portfolio Manager, 2016 – 2017

Madison Funds (15 mutual funds) and Madison Covered Call & Equity Strategy Fund, President, 2020 - Present

			N/A	N/A

Paul A. Lefurgey 57	Vice President, 2009 - Present	MIH, Madison and MIA, Co-Head of Investments, 2022 – Present; CEO, 2017 – 2021; Co-Head of Fixed Income, 2019 – 2021; Director of Fixed Income Investments, 2016 - 2019; Executive Director and Head of Fixed Income Investments, 2013 - 2016; Chairman - Executive Committee, 2015 - 2017 Madison Funds (15), Vice President, 2009 – Present; Madison Covered Call & Equity Strategy Fund, Vice President, 2012 – Present; Madison Strategic Sector Premium Fund, Vice President, 2010 - 2018	16	Madison Funds (15), 2020 – Present Madison Covered Call & Equity Strategy Fund, 2021 – Present

Greg D. Hoppe 52	Vice President, 2020 – Present; Chief Financial Officer, 2019 – Present; Treasurer, 2009 – 2019

MIH and MIA, Vice President, 1999 - Present; Madison, Vice President, 2009 - Present

Madison Funds (15), Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2009 - 2019;

Madison Covered Call & Equity Strategy Fund, Vice President, 2020 - Present; Chief Financial Officer, 2019 - Present; Treasurer, 2012 - 2019; Madison Strategic Sector Premium Fund, Treasurer, 2009 - 2018

			N/A	N/A

Ultra Series Fund | Other Information (unaudited) - continued | December 31, 2021

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Trustee

Holly S. Baggot 61	Secretary, 1999 – Present; Assistant Treasurer, 1999 – 2007 and 2009 – Present

MIH and MIA, Vice President, 2010 - Present; Madison, Vice President, 2009 - Present; MFD Distributor, LLC (“MFD”) (an affiliated brokerage firm of Madison), Vice President, 2012 - Present

Madison Covered Call & Equity Strategy Fund, Secretary and Assistant Treasurer, 2012 – Present; Madison Funds (15), Secretary, 1999 - Present and Assistant Treasurer, 1999 - 2007 and 2009 – Present; Madison Funds and Madison Covered Call & Equity Strategy Fund, Anti-Money Laundering Officer, 2019 – 2020; Madison Strategic Sector Premium Fund, Secretary and Assistant Treasurer, 2010 – 2018

			N/A	N/A

Steve J. Fredricks 51	Chief Compliance Officer and Assistant Secretary, 2018 - Present

MIH, MIA and Madison, Chief Legal Officer, 2020 - Present; Chief Compliance Officer, 2018 – Present

Madison Funds (15) and Madison Covered Call & Equity Strategy Fund, Chief Compliance Officer and Assistant Secretary, 2018 – Present; Madison Strategic Sector Premium Fund, Chief Compliance Officer during 2018

Jackson National Asset Management, LLC, Senior Vice President and Chief Compliance Officer, 2005 - 2018

			N/A	N/A

Trey D. Edgerle 31	Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, November 2020 - Present

MIH, MIA and Madison, Senior Mutual Fund and Compliance Associate, 2016 – Present

Madison Funds (15) and Madison Covered Call & Equity Strategy Fund, Assistant Secretary, 2017 – Present; Anti-Money Laundering Officer, 2020 – Present; Madison Strategic Sector Premium Fund, Assistant Secretary, 2017 – 2018

U.S. Bancorp, Mutual Fund Compliance Officer, 2013 – 2016

			N/A	N/A

1 As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

Ultra Series Fund | December 31, 2021

Independent Trustees

Name and Age	Position(s) Held and Length of Time Served	Principal Occupation(s) During Past Five Years	Portfolios Overseen in Fund Complex by Director/Trustee[1]	Other Directorships Held by Trustee

Steven P. Riege 67	Trustee, 2005 - 2028	Ovation Leadership (management consulting), Milwaukee, WI, Owner/President, 2001 - Present Robert W. Baird & Company (financial services), Milwaukee, WI, Senior Vice President-Marketing and Vice President-Human Resources, 1986 – 2001	30	Madison Funds (15), 2005 – Present; Madison Covered Call & Equity Strategy Fund, 2015 – Present

Richard E. Struthers 69	Trustee, 2004 - 2028	Clearwater Capital Management (investment advisory firm), Naples, FL, Chair and Chief Executive Officer, 1998 - Present Park Nicollet Health Services, Minneapolis, MN, Chairman, Finance and Investment Committee, 2006 – 2012	30	Madison Funds (15), 2004 – Present; Madison Covered Call & Equity Strategy Fund, 2017 – Present

Carrie J. Thome 53	Trustee, 2017- 2032	NVNG Investment Advisors, LLC, Madison, WI, Managing Director, 2019 - Present Wisconsin Alumni Research Foundation, Madison, WI, Chief Investment Officer, 2007 – 2019	29	Madison Funds (15), 2017 - Present Dynamic Alternatives Fund, 2021 - Present

1 A Trustee must retire at the end of the calendar year in which the first of the following two events occurs: (1) they attain the age of seventy-six (76), or (2) they have served on the Board for a total of fifteen (15) years, subject in the latter case to extension by unanimous vote of the remaining Trustees on an annual basis. The fifteen (15) year term limitation shall commence on the later of April 19, 2013 or the date of the Trustee’s initial election or appointment as a trustee. Board terms end on December 31 of the year noted.

2 As of the date of this report, the fund complex consists of Madison Funds with 15 portfolios, the Ultra Series Fund with 14 portfolios, the Madison Covered Call & Equity Strategy Fund (a closed-end fund), for a grand total of 30 separate portfolios in the fund complex. Not every Trustee is a member of the Board of Trustees of every fund in the fund complex, as noted above. References to the “Fund Complex” in the preceding tables have the meaning disclosed in this paragraph.

SEC File Number: 811-04815

Item 2. Code of Ethics.

(a) The Trust has adopted a code of ethics that applies to the Trust’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions, regardless of whether these individuals are employed by the Trust or a third party.

(c) During the period covered by the report, registrant did not make any substantive amendments to the Code.

(d) The Trust granted no waivers from the code during the period covered by this report.

(f) Any person may obtain a complete copy of the code without charge by calling the Adviser at 800-767-0300 and requesting a copy of “the Ultra Series Fund Sarbanes Oxley Code of Ethics.”

Item 3. Audit Committee Financial Expert.

In August 2021, Richard Struthers, an “independent” Trustee and a member of the Trust’s audit committee, was appointed to serve as the Trust’s audit committee financial expert among the three independent Trustees who so qualify to serve in that capacity.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. Total audit fees paid (or to be paid) to the registrant’s principal accountant for the fiscal years ended December 31, 2021 and 2020, respectively were $196,000 ($416,000 including the Madison Funds and the Madison Covered Call & Equity Strategy Fund, all affiliated investment companies “together, the “Affiliated Funds”) and $196,000 ($430,030 including the Affiliated Funds).

(b) Audit-Related Fees. Not applicable.

(c) Tax-Fees. For the fiscal years ended December 31, 2021 and December 31, 2020, the aggregate fees paid (or to be paid) for professional services rendered by Deloitte & Touche for tax compliance, tax advice and tax planning are approximately $32,928 ($79,706 including the Affiliated Funds) and $32,120 ($95,715 including the Affiliated Funds), respectively.

In the scope of services comprising the fees disclosed under this Item 4(c) were the following services:

-Review and sign as signature preparer for U.S. Income Tax Return for Regulated Investment Companies, Form 1120-RIC.

(d) All Other Fees. None.

(e) (1) Before any accountant is engaged by the registrant to render audit or non-audit services, the engagement must be approved by the audit committee as contemplated by paragraph (c)(7)(i)(A) of Rule 2-01of Regulation S-X.

(2) The Audit Committee has pre-approved, as required by Rule 2-01(c)(7)(i)(C) of Regulation S-X, 100% of the services described in this Item 4(b) through (d), which such services are described above.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

(a) Schedule included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Trust does not normally hold shareholder meetings.  There have been no changes to the Trust’s procedures during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Trust’s principal executive officer and principal financial officer determined that the Trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 within 90 days of the date of this report. There were no significant changes in the Trust’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation. The officers identified no significant deficiencies or material weaknesses.

(b) There were no changes in the Trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Trust’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)           (1) Code of ethics - See Item 2.

(2) Certifications of principal executive and principal financial officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 – Filed herewith.

(3) Not applicable.

(4) There was no change in the registrant’s independent public accountant for the period covered by this report.

(b) Certifications pursuant to Section 906 of the Sarbanes - Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Ultra Series Fund

/s/ Steven J. Fredricks

Steven J. Fredricks, Chief Compliance Officer & Chief Legal Officer

Date: February 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/ Patrick F. Ryan

Patrick F. Ryan, Principal Executive Officer

Date: February 25, 2022

/s/ Greg Hoppe

Greg Hoppe, Principal Financial Officer & Principal Accounting Officer

Date: February 25, 2022